As filed with the Securities and Exchange Commissions on April 14, 2025

1933 ACT REGISTRATION NO. 333-139334
1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 32
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒
Post-Effective Amendment No. 119
(Check Appropriate Box Or Boxes)

EAIC VARIABLE CONTRACT ACCOUNT A
(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY
(Name of Depositor)

280 Trumbull Street
Hartford, Connecticut 06103
(860) 534-2000
(Address and telephone number of Depositor’s principal executive offices)

Olga Zhivnitskaya
Counsel
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, Connecticut 06103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 2025 pursuant to paragraph (a) of Rule 485

EMPOWER RETIREMENT SECURITY ANNUITY I
PROSPECTUS: May 1, 2025
This prospectus describes the Empower Retirement Security Annuity I, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our” or “us”) and the EAIC Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
Effective June 2, 2014, the Contract was closed to additional Purchase Payments for both existing Contract Owners and new Contract Owners. Therefore, although certain distributions from tax-favored retirement plans may continue to be used to purchase this Contract after June 2, 2014, no further or additional Purchase Payments may be made to this Contract once the Contract is in force regardless of the date it was originally purchased.
The Contract is sold exclusively to fund Individual Retirement Accounts (“IRAs”), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with an Empower group annuity that provides for the transfer to this contract of the IncomeFlex Select guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require that the custodian of the IRA be our designated affiliate. If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits. The Contract allows you to invest in Variable Investment Options as described in Appendix A.
You should know that:
(a) The contract is a complex investment vehicle and involves risks, including potential loss of principal;
(b) The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash;
(c) Withdrawals could result in taxes and tax penalties;
(d) Excess Withdrawals will permanently reduce or eliminate your guaranteed benefits under the Contract; and
(e) The issuer’s obligations under the contract are subject to its financial strength and claims-paying ability.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it. Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2025
Statement of Additional Information Dated: May 1, 2025

TABLE OF CONTENTS

Section	Page
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT	APP A-1
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GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as the Participant lives (if the optional IncomeFlex Select Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense: The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Select Benefit and the mortality and expense fee.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
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Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal Period.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Eligible Investment: The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan IncomeFlex Select Benefit.
Empower Care Center: Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. The phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Protected Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under The Contract?” Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
IncomeFlex Select Benefit: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
IncomeFlex Select Spousal Benefit or Spousal Benefit: An optional version of the IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options.
Individual Retirement Account (“IRA”): Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the Contract be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the IncomeFlex Select Spousal Benefit).
Participant: A Participant in a Retirement Plan who has a Retirement Plan IncomeFlex Select Benefit.
Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
Purchase Payment: The amount of money you pay us to purchase the Contract. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
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Retirement Plan: An employment based Retirement Plan funded with an Empower group annuity that permits you to transfer to this Contract your Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Protected Income Base: The Protected Income Base as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan IncomeFlex Select Benefit: The IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan IncomeFlex Select Spousal Benefit: The IncomeFlex Select Spousal Benefit as offered through a Retirement Plan.
Retirement Plan Roll-Up Value: The Roll-Up Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Roll-Up Value: For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 3, “What Are The Benefits Available Under The Contract?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of Empower.
Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.
Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.
Sub-account: A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Transaction Charges
Charges may be applied to a transaction if state or local premium taxes are assessed. Charges may be applied to transfers (if more than 12 in a Contract year).

For more information about transaction charges, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?” later in this prospectus.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.95%	3.05%
	Investment Options (Portfolio Fees and Expenses)	0.94%	1.16%
	Optional Benefits For An Additional Charge [2]	0.50%	0.60%

	1 The Base Contract fee includes the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
	2 The Optional Benefit is the Optional Spousal Benefit.
	For more information about the IncomeFlex Select Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $1,699	Highest Annual Cost $3,910

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract fee and portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract fee, optional benefits and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?” later in this prospectus.
RISKS
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Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For more information about the risk of loss, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

We reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.

For more information about the risks associated with the investment options, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus. For tax implications associated with withdrawals, please refer to "Tax Implications" section of this table.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.

For more information about insurance company risks, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

RESTRICTIONS
Investment Options
•During the Contract Accumulation Phase, you may make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer.
•Empower Annuity Insurance Company reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.
•The Sub-Account investing in the AST Academic Strategies Asset Allocation Portfolio is closed to new investors.

For more information about investment and transfer restrictions, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?” later in this prospectus.

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Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.

For more information about the IncomeFlex Select Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

TAXES
Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals (either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?” later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances) may continue to be paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms) under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to Section 10, “Other Information” later in this prospectus.

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Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. You should consider that you will permanently lose your guaranteed benefits by exchanging from this Contract to another.

For more information about exchanges, and the tax risks associated with an exchange, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?” later in this prospectus.

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OVERVIEW OF THE CONTRACT
The Empower Retirement Security Annuity I is a Contract between you, the Owner, and us, the insurance company. We only offer the Contract as a rollover option for Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Select Benefit. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Select Benefit (discussed in Section 3, “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Options available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. For more information about each Variable Investment Option, please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the IncomeFlex Select Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Select Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the IncomeFlex Select Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?”
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
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If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?” later in this prospectus.

TRANSACTION EXPENSES
	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [1]	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2] (as a percentage of Contract Value)	N/A [2]	3.5%
1Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.
2Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information see “Taxes Attributable to Premium” in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?”

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Current Charge	Maximum Charge	Current Charge	Maximum Charge
Administrative Expenses	$0	$150	$0	$150
Base Contract Expenses [1,2]	0.95%	3.05%	0.95%	3.05%
Optional Benefit Expenses [1,3]	-	-	0.50%	0.60%
1Percentages noted above are percentages of daily net assets of the Contract Value.
2Base Contract Expenses include the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
3The Optional Benefit is the Optional Spousal Benefit.

The next item shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you may pay periodically during the time that you own the Contract. For a complete list of Variable Investment Options available under the Contract, including their annual expenses, please refer to “Appendix A: Portfolios Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.94%	1.16%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$5,080	$15,229	$25,362	$50,624
If you annuitize at the end of the applicable time period:	$5,080	$15,229	$25,362	$50,624
If you do not surrender your Contract:	$5,080	$15,229	$25,362	$50,624

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SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY I?
The Empower Retirement Security Annuity I is a variable annuity contract issued by Empower, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity I, and there are no support agreements from third parties relating to the capitalization of Empower.
You may invest in the Separate Account. The Separate Account is divided into Sub-accounts called Variable Investment Options. Contract Value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Investment Option invests. This means that your Contract Value will fluctuate. While it is possible for your Contract Value to increase based on this investment performance, there is a risk your Contract Value will decrease and, while not likely, it is possible that you may lose the entire amount invested.
The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.
The Empower Retirement Security Annuity I is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
You are the Owner of the Contract or you have ownership rights in the group annuity contract in which this product is offered, as the individual for whom the IRA, has been established. You have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
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If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.
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SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to the Sub-accounts, which invest in portfolios. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Sub-accounts invest. While unlikely, it is possible to lose your entire investment in the Sub-account. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision. Further, we reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.
Insurance Company Risk. No company other than Empower has any legal responsibility to pay amounts that Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability. Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Select Benefit. This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.
Annuitization. Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits. If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Select Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Select Benefit, please refer to “IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
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Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Select Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Select Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
IncomeFlex Select Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	0.95% [1]	1.45% [1]	If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.
Optional Benefit [2]	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.50% [1]	0.60% [1]	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
1Percentage of daily net assets of the Contract Value.
2The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
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The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2: The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
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A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional IncomeFlex Select Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Protected Income Base”). You are allowed to take a withdrawal equal to a percentage of the Protected Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse. The Protected Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
The IncomeFlex Select Benefit is subject to certain restrictions described below.
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
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This Contract is sold exclusively as a rollover option to Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan IncomeFlex Select Benefit guaranteed values in connection with a direct rollover of assets to an IRA. In connection with the rollover transaction, each guaranteed value described below will begin with a value equal to the corresponding Retirement Plan guaranteed value, assuming a transfer of all Retirement Plan account assets invested in Eligible Investments. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guaranteed values described below will be reduced proportionately.
If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits under this Annuity.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the IncomeFlex Select Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan IncomeFlex Select Spousal Benefit, then you will automatically receive and be charged for the IncomeFlex Select Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
This section continues with a description of the basic elements of the IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the IncomeFlex Select Benefit.
PROTECTED INCOME BASE
The Protected Income Base is a notional value used to determine the Annual Guaranteed Withdrawal Amount. The Protected Income Base has no cash value. You cannot withdraw your Protected Income Base from the Contract. You may only withdraw your Contract Value.
Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.
ROLL-UP VALUE
The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.
Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after the Participant attains (or would have attained) age 70 and before the Lock-In Date.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Roll-Up Value
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■ Contract Value:	$100,000
■ Withdrawal:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Roll-Up Value:	$120,000
■ Roll-Up Value reduced by 10% , or	$12,000
■ Adjusted Roll-Up Value:	$108,000
HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
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If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-In Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:
•During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
•If the Purchase Payment was made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made. For information about Excess Withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” later in this section.
Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-in Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:
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•During the Withdrawal Period you locked in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
•If the Purchase Payment was made after an Excess Withdrawal occurred in any Withdrawal Period, then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made.
Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 65+

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Not Age 65

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
INCOMEFLEX SELECT SPOUSAL BENEFIT
With the optional IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
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Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.
After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, you (during your lifetime) and your surviving spouse (after your death) were able to make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse would have increased the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
INCOMEFLEX SELECT SPOUSAL BENEFIT – PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)
If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the IncomeFlex Select Benefit to the extent permitted by the Code and subject to the conditions listed below.
If, prior to purchasing this Contract, a Participant died after signing up for the Retirement Plan IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may have continued the IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may roll over assets invested in Eligible Investments to this Contract to the same extent as the Participant, and will receive the same transfer of IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values, subject to the conditions listed below.
Continuation of the IncomeFlex Select Benefit under this Contract is subject to the following conditions:
•The Participant’s Birthday will be used to determine:
•the Roll-Up and Highest Birthday Values under this Contract;
•the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
•the availability and amount of Step-Ups.
•At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
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•The charge for the base IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.
•If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 5, 2023 through May 3, 2024
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 9, 2023 (date of first withdrawal)	$160,000
Contract Value on July 11, 2023 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 9, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $1,000 is withdrawn on July 11, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 9, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July 11, 2023, then the following values would result:
•Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
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•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•Contract Value immediately prior to Excess Withdrawal = $150,000 (July 11 Contract Value) – $1,000 (guaranteed portion of July 11 withdrawal) = $149,000
•Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
•Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the IncomeFlex Select Benefit on the RMD Calculation Date.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example – Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 5, 2023 through May 3, 2024
Contract Value on April 11, 2023	$160,000
Contract Value on May 5, 2023	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2023)
RMD Value	$4,000 (for calendar year 2023)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2023, then the following values would result:
•$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•$4,000 applied against the RMD Value
•Contract Value = $160,000 – $14,000 = $146,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 4, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•Contract Value = $146,000 – $10,000 = $136,000
Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2023, then the following values would result:
•$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•$4,000 applied against the RMD Value
•$6,000 counts as an Excess Withdrawal
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•Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
•Contract Value = $160,000 – $20,000 = $140,000
STEP-UP –  INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.
With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.
The Step-Up will occur automatically unless the charge for the IncomeFlex Select Benefit has increased.
If we have increased the charges for the IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in IncomeFlex charges would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.
Example – Step-Up Calculation

Birthday	May 5
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 5, 2023	$100,000
Guaranteed Withdrawal Percentage	5%
•Step-Up Value = $100,000 × 5% = $5,000
•Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
BENEFITS UNDER THE INCOMEFLEX SELECT BENEFIT
•If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.
•Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, when the Contract Value equaled zero, we no longer accepted additional Purchase Payments under the Contract.
MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Select Benefit under this Annuity, as described below. If the IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.
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If your Statuses and elections are not the same between two or more Retirement Plans, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA funded by this Annuity. If you have two or more Retirement Plan IncomeFlex Select Benefits, and your Statuses and election differ, you will not be able to combine those Contract Values under this Annuity.
The example below describes how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%
If you are a resident of New York (as determined on the date you purchased the IFX Select IRA product) and you purchased the IFX Select IRA product on or after January 1, 2024, then the following Guaranteed Withdrawal Percentage schedule applies to you:

Age at Lock-In
(using age of younger spouse)                         Withdrawal Percentage
55-64                                             4.00%
65-69                                             5.00%
70-74                                            5.35%
75-79                                             5.80%
80-84                                             6.35%
85-89                                            7.00%
90-94                                            7.85%
95+                                            8.95%
Example 1 – Transferring Multiple Retirement Plan Benefits

Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not roll over and combine under this Annuity.
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OTHER IMPORTANT CONSIDERATIONS
•Withdrawals made while the IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.
•The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
•We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
•You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
•Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).
TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD
You may terminate the IncomeFlex Select Benefit by surrendering your Contract. If you terminate the IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Select Benefit terminates:
•upon your surrender of the Contract;
•upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
•upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a IncomeFlex Select Spousal Benefit; or
•upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the IncomeFlex Select Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Currently, if you terminate the IncomeFlex Select Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.
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SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY I?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted them, you were able to make additional Purchase Payments, with some restrictions, of no less than $50 at any time during the Accumulation Phase.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90 day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
AGE RESTRICTIONS
Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we allowed them, we allocated an additional Purchase Payment in the same way as your most recent Purchase Payment unless you told us otherwise.
We will allocate your initial Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:
1)Adding up the total amount of money allocated to a specific investment option;
2)Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)Dividing this amount by the number of outstanding Accumulation Units.
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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
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SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY I?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
ADMINISTRATIVE EXPENSE
We have the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses. We may impose a fee of up to $150 per year for administrative expenses. The current administrative expense is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. The fee will be deducted from the Contract's Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.
The current administrative expense equals, on an annual basis, the following:

	Current	Maximum
Administrative Expense	$0	$150
BASE CONTRACT EXPENSE
In addition to the current administrative expense, we make a daily deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Select Benefit (0.95% Current and 1.45% Maximum) and the mortality and expense fee (0% Current and 1.60% Maximum).
The charge for the optional IncomeFlex Select Spousal Benefit is in addition to the charge for the base IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.45%.We have the right to increase the optional IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 3, “What Are The Benefits Available Under The Contract?”
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
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The IncomeFlex Select Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. The current maximum operating expense of 1.16% is the expense for the AST Multi-Asset Diversified Plus Portfolio formerly known as AST Academic Strategies Asset Allocation Portfolio, however, the Sub-Account investing in this portfolio is closed to new investments. If this portfolio's expenses were not reflected, then the current maximum operating expense would be 0.99%.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectus for each fund.
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SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
•Making a withdrawal (either partial or complete); or
•Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Select Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Select Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may request withdrawal requests through Empower's website, www.empower.com. In addition Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, Monday - Friday between 7 a.m. - 9 p.m. Central Time, and Saturdays between 8 a.m - 4:30 p.m. Central Time, excluding holidays and days on which the New York Stock Exchange or Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (855) 756-4738. Participants can then send the completed form to the following address or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, CO 80111. All requests will be processed on the Business Day they are received in Good Order.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity I?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
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SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Contract gives you the choice of allocating your Purchase Payments to any of three Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the AST Multi-Asset Diversified Plus Portfolio, AST Balanced Asset Allocation Portfolio, AST Aggressive Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio, of the Advanced Series Trust (“AST”), as Variable Investment Options. Those Variable Investment Options are included in other variable annuity contracts offering certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying AST portfolios that are available with your Contract. These asset flows could adversely impact the underlying AST portfolios, including their risk profile, expenses and performance. Because transfers to and from the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the underlying AST portfolios in the Contract could experience the following effects, among others:
(a)a portfolio’s investment performance could be adversely affected by requiring a sub-adviser to purchase and sell securities at inopportune times or by otherwise limiting the sub-adviser’s ability to fully implement the portfolio’s investment strategy;
(b)the sub-adviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.
The efficient operation of the asset flows among AST portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to any of the AST portfolios available under the Contract, you should consider the potential effects on the portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to this Contract.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
VARIABLE INVESTMENT OPTIONS
Each Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
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This Contract offers only portfolios co-managed by AST Investment Services, Inc. and PGIM Investments LLC. Empower receives fees and payments from the portfolios. Empower has selected the portfolios for inclusion as investment options under this Contract in Empower’s role as the issuer of this Contract, and Empower does not provide investment advice or recommend any particular portfolio.
A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.
PAYMENTS MADE TO EMPOWER
Respecting this Contract, Empower has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, Empower receives a total fee of up to 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information).
As noted previously in the Annual Portfolio Company Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate, Empower Financial Services, Inc., for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
TRANSFERS AMONG OPTIONS
Subject to certain restrictions, you can transfer money among the Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year, among the investment options, without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
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The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
•Restriction. A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
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Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Empower votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable AST portfolio. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolios.
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SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?” OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
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More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
•2% Interest
•8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
•1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.
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SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY I?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.
This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Contract. This Contract is currently not available for Roth IRA or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract will be purchased for use in connection with IRAs, which are subject to Section 408(a) of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity I?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). For 2025 the limit is $7,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. An individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
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Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 ½; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
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The information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
•Deaths on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.
•Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly, rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
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The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA.
Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59 1/2 or die;
•generally the amount received is attributable to your becoming disabled; or
•the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
•For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
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Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity I?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state's unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state's unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
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SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Effective March 15, 2024 Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus, PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower, affiliates of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including EFSI, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Empower business units.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
LEGAL PROCEEDINGS
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Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
•calling (855) 756-4738 during our normal business hours, Monday-Friday between 7 a.m. - 9 p.m. Central Time, and Saturdays between 8 a.m - 4:30 p.m. Central Time, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, CO 80111. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
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Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.
APP A-1

PORTFOLIO TYPE/INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS	10 YEARS
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Aggressive Asset Allocation Portfolio* (Effective 5/1/25, AST Capital Growth Asset Allocation Portfolio will be renamed AST Aggressive Asset Allocation Portfolio)	0.86%	14.40%	8.29%	8.02%
	Adviser: AST Investment Services, Inc.;PGIM Investments LLC
	Subadviser: J.P. Morgan Investment Management, Inc.;PGIM Fixed Income**;PGIM Quantitative Solutions LLC;Jennison Associates LLC;Putnam Investment Management,LLC;
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Balanced Asset Allocation Portfolio*	0.85%	11.90%	6.47%	6.66%
	Adviser: AST Investment Services, Inc;PGIM Investments LLC
	Subadviser: J.P. Morgan Investment Management, Inc.;PGIM Fixed Income**;PGIM Quantitative Solutions LLC;Jennison Associates;Putnam Investment Management, LLC;
Asset Allocation Seeks long-term capital appreciation.	AST Multi-Asset Diversified Plus Portfolio* (The Sub-Account investing in this portfolio is closed to new investors)(Effective 5/1/25, AST Academic Strategies Asset Allocation Portfolio will be renamed AST Multi-Asset Diversified Plus Portfolio)	1.13%	7.71%	3.78%	4.05%
	Adviser: AST Investment Services, Inc.;PGIM Investments LLC;
Subadviser: J.P. Morgan Investment Management, Inc.;PGIM Fixed Income**;PGIM Quantitative Solutions LLC;Western Asset Management Company, LLC;PGIM Real Estate***;Morgan Stanley Investment Management, Inc.;Jennison Associates LLC;Putnam Investment Management, LLC;Systematica Investments Limited****;

Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Preservation Asset Allocation Portfolio*	0.88%	7.80%	3.34%	4.34%
	Adviser: AST Investment Services, Inc.;PGIM Investments LLC;
	Subadviser: J.P. Morgan Investment Management, Inc.;PGIM Fixed Income**;PGIM Quantitative Solutions LLC;Jennison Associates LLC;Putnam Investment Management,LLC;
* This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.
APP A-2

** PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
*** PGIM Real Estate is a business unit of PGIM, Inc.
****Each of Systematica Investments GP Limited, acting through its Geneva branch, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Permitted Delegates) serve as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP.
APP A-3

Empower Care Center
8515 East Orchard Road
Greenwood Village, CO 80111

This prospectus describes the important features of the Contract and provides information about Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov

Ed. 05-2025	EDGAR CONTRACT IDENTIFIER:C000043523
SS-IFX-RO-PROSP
NS03128

EMPOWER RETIREMENT SECURITY ANNUITY VIII
PROSPECTUS: May 1, 2025
This prospectus describes the Empower Retirement Security Annuity VIII, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower” the “Company,” “we,” “our” or “us”) and the EAIC Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract is sold exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a) (“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with an Empower group annuity that provides for the transfer to this contract of the IncomeFlex Select guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require that the custodian of the IRA be our designated affiliate. If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits. The Contract allows you to invest in Variable Investment Options as described in Appendix A.
You should know that:
(a) The contract is a complex investment vehicle and involves risks, including potential loss of principal;
(b) The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash;
(c) Withdrawals could result in taxes and tax penalties;
(d) Excess Withdrawals will permanently reduce or eliminate your guaranteed benefits under the Contract; and
(e) The issuer’s obligations under the contract are subject to its financial strength and claims-paying ability.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it. Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2025
Statement of Additional Information Dated: May 1, 2025

Table of Contents

Section	Page

Appendix A: Portfolios Available Under the Contract	APP-1

Glossary
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Annual Guaranteed Withdrawal Amount: Under the terms of the IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as the Participant lives (if the optional IncomeFlex Select Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense: The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Select Benefit and the mortality and expense fee.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date: The date we accept your Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
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Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal Period.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Eligible Investment: The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan IncomeFlex Select Benefit.
Empower Care Center: Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. The phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Protected Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals . See Section 3, “What Are The Benefits Available Under The Contract?”
IncomeFlex Select Benefit: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
IncomeFlex Select Spousal Benefit or Spousal Benefit: An optional version of the IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options. Individual Retirement Account (“IRA”): Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the Contract be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the IncomeFlex Select Spousal Benefit).
Participant: A Participant in a Retirement Plan who has a Retirement Plan IncomeFlex Select Benefit.
Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
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Purchase Payment: Your Purchase Payment consists of the portion of your account value being transferred from your IncomeFlex Select account in your Retirement Plan’s IncomeFlex Select group annuity contract to this IRA version of IncomeFlex Select. This Purchase Payment is a one-time payment and may only be made during the window in which your Retirement Plan and the law provides. Once that window has closed, no one may make Purchase Payments to this IRA. This Annuity does not allow additional Purchase Payments after the rollover is completed.
Retirement Plan: An employment-based Retirement Plan funded with an Empower group annuity that permits you to transfer to this Contract your Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Protected Income Base: The Protected Income Base as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan IncomeFlex Select Benefit: The IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan IncomeFlex Select Spousal Benefit: The IncomeFlex Select Spousal Benefit as offered through a Retirement Plan.
Retirement Plan Roll-Up Value: The Roll-Up Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Roll-Up Value: For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 3, “What Are The Benefits Available Under The Contract?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus.
Roth Individual Retirement Account (“Roth IRA”): A tax qualified retirement investment under Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA. Conversion from IRA to Roth IRA is not allowed under this Contract.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of Empower.
Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.
Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.
Sub-account: A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
6

Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.
7

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Transaction Charges	There are no transaction charges and the company will not pass a premium tax on to investors.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.85%	1.45%
	Investment Options (Portfolio Fees and Expenses)	0.12%	0.56%
	Optional Benefits For An Additional Charge[2]	0.50%	0.60%
	[1] The Base Contract fee includes the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
	[2] The Optional Benefit is the Optional Spousal Benefit.
	For more information about the IncomeFlex Select Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost: $908	Highest Annual Cost: $2,275

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract fee and portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract fee, optional benefits and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.
RISKS
Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.
For more information about the risk of loss, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.
For more information about the risk profile of the Contract, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

8

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.
We reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.
For more information about the risks associated with the investment options, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus. For tax implications associated with withdrawals, please refer to "Tax Implications" section of this table.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.
For more information about insurance company risks, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

RESTRICTIONS
Investment Options
•During the Contract Accumulation Phase, you may make transfers each Contract year without charge.
•Empower Annuity Insurance Company reserves the right to add, close, remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.
For more information about investment and transfer restrictions, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:
•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.
For more information about the IncomeFlex Select Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

TAXES
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Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals (either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.
You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to a 10% additional tax.
You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.
For more information about tax implications, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances) may continue to be paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms) under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.
For more information about compensation, please refer to Section 10, “Other Information” later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. You should consider that you will permanently lose your guaranteed benefits by exchanging from this Contract to another.
For more information about exchanges, and the tax risks associated with an exchange, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

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Overview of the Contract
The Empower Retirement Security Annuity VIII is a Contract between you, the Owner, and us, the insurance company. We only offer the Contract as a rollover option for Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance features.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Select Benefit. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Select Benefit (discussed in Section 3, “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Options available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. For more information about each Variable Investment Option, please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the IncomeFlex Select Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Select Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the IncomeFlex Select Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?”
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
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During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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Fee Table
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

Transaction Expenses	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee	$0	$0
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2] (as a percentage of Contract Value)	N/A	N/A
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Current Charge	Maximum Charge	Current Charge	Maximum Charge
Administrative Expenses	$0	$0	$0	$0
Base Contract Expenses[1,2]	0.85%	1.45%	0.85%	1.45%
Optional Benefit Expenses[1,3]	—%	—%	0.50%	0.60%
(1)Percentages noted above are percentages of daily net assets of the Contract Value.
(2)Base Contract Expenses include the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
(3)The Optional Benefit is the Optional Spousal Benefit.
The next item shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you may pay periodically during the time that you own the Contract. For a complete list of Variable Investment Options available under the Contract, including their annual expenses, please refer to “Appendix A: Portfolios Available Under the Contract” later in this prospectus.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.12%	0.56%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$2,675	$8,214	$14,013	$29,732
If you annuitize at the end of the applicable time period:	$2,675	$8,214	$14,013	$29,732
If you do not surrender your Contract:	$2,675	$8,214	$14,013	$29,732

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Section 1: What is the Empower Retirement Security Annuity VIII?
The Empower Retirement Security Annuity VIII is a variable annuity contract issued by Empower, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity VIII, and there are no support agreements from third parties relating to the capitalization of Empower.
Empower Retirement Security Annuity VIII is only available to participants who actively participated in your Retirement Plan’s IncomeFlex Select group annuity contract who want to transfer or “roll over” their group annuity IncomeFlex Select account value to the IRA version of their Retirement Plan’s group annuity contract, Empower Retirement Security Annuity VIII. Your Retirement Plan will notify you of the window in which you may make this transfer. This window is determined by the Retirement Plan rules as well as federal tax laws. Once that window is closed, you may not roll over into this product any longer.
You may invest in the Separate Account. The Separate Account is divided into Sub-accounts called Variable Investment Options. Contract Value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Investment Option invests. This means that your Contract Value will fluctuate. While it is possible for your Contract Value to increase based on this investment performance, there is a risk your Contract Value will decrease and, while not likely, it is possible that you may lose the entire amount invested.
The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.
The Empower Retirement Security Annuity VIII is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
You are the Owner of the Contract or you have ownership rights in the group annuity contract in which this product is offered, as the individual for whom the IRA, has been established. You have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
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Short Term Cancellation Right or "Free Look"
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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Section 2: What are the Principal Risks of Investing in the Contract?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to the Sub-accounts, which invest in portfolios. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Sub-accounts invest. While unlikely, it is possible to lose your entire investment in the Sub-account. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision. Further, we reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.
Insurance Company Risk. No company other than Empower has any legal responsibility to pay amounts that Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability. Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Select Benefit. This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.
Annuitization. Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits. If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Select Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Select Benefit, please refer to “IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
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Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Select Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Select Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Section 3: What are the Benefits Available Under the Contract?
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Annual Fees		Restrictions/Limitations
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
IncomeFlex Select Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	0.85%[1]	1.45%[1]
If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.

Optional Benefit[2]	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.50%[1]	0.60%[1]	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
(1)Percentage of daily net assets of the Contract Value.
(2)The Optional Benefit is the Optional Spousal Benefit.
Calculation of the Death Benefit
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
Payout Options
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
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NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2: The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.
Beneficiary
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The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional IncomeFlex Select Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section  9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
IncomeFlex Select Benefit
The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Protected Income Base”). You are allowed to take a withdrawal equal to a percentage of the Protected Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options—one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse. The Protected Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
Additionally, there is no minimum initial contribution amount for ERSA VIII and there is no minimum balance to lock in your benefit. Smaller balances will provide for smaller Guaranteed Withdrawal Amounts. For example, locking in your benefit with an income base of $16,000 at age 65 or greater will only guarantee a payment of $800 per year or approximately $66 a month. You should carefully consider the fees you are paying in light of the amount of Guaranteed Withdrawal Benefit you are eligible to receive based on your current balance prior to investing.
The IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
The IncomeFlex Select Benefit is subject to certain restrictions described below.
Transfer of Retirement Plan Guaranteed Values

This Contract is sold exclusively as a rollover option to Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan IncomeFlex Select Benefit guaranteed values in connection with a direct rollover of assets to an IRA. In connection with the rollover transaction, each guaranteed value described below will begin with a value equal to the corresponding values in your IncomeFlex Select group annuity contract. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guaranteed values described below will be reduced proportionately.
If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits under this Annuity.
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If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the IncomeFlex Select Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan IncomeFlex Select Spousal Benefit, then you will automatically receive and be charged for the IncomeFlex Select Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
This section continues with a description of the basic elements of the IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the IncomeFlex Select Benefit.
Protected Income Base
The Protected Income Base is a notional value used to determine the Annual Guaranteed Withdrawal Amount. The Protected Income Base has no cash value. You cannot withdraw your Protected Income Base from the Contract. You may only withdraw your Contract Value.
Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.
Roll-Up Value
The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.
Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example—Proportional Reduction of Roll-Up Value

•Contract Value:	$100,000
•Withdrawal:	$10,000
•Ratio of withdrawal to Contract Value ($ 10,000 / $ 100,000):	10%
•Roll-Up Value:	$120,000
•Roll-Up Value reduced by 10%, or	$12,000
•Adjusted Roll-Up Value:	$108,000
Highest Birthday Value
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The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example—Proportional Reduction of Highest Birthday Value

•Contract Value:	$100,000
•Withdrawal amount:	$10,000
•Ratio of withdrawal to Contract Value ($ 10,000 / $ 100,000):	10%
•Highest Birthday Value:	$120,000
•Highest Birthday Value reduced by 10%, or	$12,000
•Adjusted Highest Birthday Value:	$108,000
Annual Guaranteed Withdrawal amount
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
Lock-In Date Elected In Retirement Plan
If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).
Your Annual Guaranteed Withdrawal Amount may increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).
Lock-In Date Not Elected In Retirement Plan
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If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain at least age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Your Annual Guaranteed Withdrawal Amount may increase for Step-Ups (described below under “Step-Up—Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55) and the Annual Guaranteed Withdrawal Amount will be based on the age of the younger of you and your spouse.
Example—Calculation of Annual Guaranteed Withdrawal Amount—Participant Age 65+

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Protected Income Base)
Example—Calculation of Annual Guaranteed Withdrawal Amount—Participant Not Age 65

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
IncomeFlex Select Spousal Benefit
With the optional IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Both you and your spouse must attain at least age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.
There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.
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After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse.
Example—Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit—Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
IncomeFlex Select Spousal Benefit — Participant Death Prior to Lock-In Date (Spousal Step-In Benefit)
If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the IncomeFlex Select Benefit to the extent permitted by the Code and subject to the conditions listed below.
If, prior to purchasing this Contract, a Participant died after signing up for the Retirement Plan IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may have continued the IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may roll over assets invested in Eligible Investments to this Contract to the same extent as the Participant, and will receive the same transfer of IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values, subject to the conditions listed below.
Continuation of the IncomeFlex Select Benefit under this Contract is subject to the following conditions:
•The Participant’s Birthday will be used to determine:
•the Roll-Up and Highest Birthday Values under this Contract;
•the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
•the availability and amount of Step-Ups.
•At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount.
•The charge for the base IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.
•If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
Withdrawals Under the IncomeFlex Select Benefit

The IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
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Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals—Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Examples—Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 5, 2023 through May 3, 2024
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 9, 2023 (date of first withdrawal)	$160,000
Contract Value on July 11, 2023 (date of second withdrawal)	$150,000
Example 1—Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 9, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $1,000 is withdrawn on July 11, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
Example 2—An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 9, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July 11, 2023, then the following values would result:
•Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•Contract Value immediately prior to Excess Withdrawal = $150,000 (July 11 Contract Value) – $1,000 (guaranteed portion of July 11 withdrawal) = $149,000
•Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
•Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

Excess Withdrawals - Required Minimum Distributions
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the IncomeFlex Select Benefit on the RMD Calculation Date.
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If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example—Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 5, 2023 through May 3, 2024
Contract Value on April 11, 2023	$160,000
Contract Value on May 5, 2023	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2023)
RMD Value	$4,000 (for calendar year 2023)
Example 1—Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2023, then the following values would result:
•$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•$4,000 applied against the RMD Value
•Contract Value = $160,000 – $14,000 = $146,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 5, 2023, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•Contract Value = $146,000 – $10,000 = $136,000
Example 2—An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2023, then the following values would result:
•$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•$4,000 applied against the RMD Value
•$6,000 counts as an Excess Withdrawal
•Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
•Contract Value = $160,000 – $20,000 = $140,000
Step-Up — Increase of Annual Guaranteed Withdrawal Amount
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.
With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.
The Step-Up will occur automatically unless the charge for the IncomeFlex Select Benefit has increased.
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If we have increased the charges for the IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in IncomeFlex charges would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.
Example—Step-Up Calculation

Birthday	May 5
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 5, 2023	$100,000
Guaranteed Withdrawal Percentage	5%
•Step-Up Value = $100,000 × 5% = $5,000
•Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
Benefits Under the IncomeFlex Select Benefit
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.
Multiple Retirement Plans — Transfer of Guaranteed Values
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Select Benefit under this Annuity, as described below. If the IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA funded by this Annuity. If you have two or more Retirement Plan IncomeFlex Select Benefits, and your Statuses and election differ, you will not be able to combine those Contract Values under this Annuity.
The example below describes how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%
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If you are a resident of New York (as determined on the date you purchased the IFX Select IRA product) and you purchased the IFX Select IRA product on or after January 1, 2024, then the following Guaranteed Withdrawal Percentage schedule applies to you:

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65-69	5.00%
70-74	5.35%
75-79	5.80%
80-84	6.35%
85-89	7.00%
90-94	7.85%
95+	8.95%
Example 1—Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not roll over and combine under this Annuity.
Other Important Considerations
•Withdrawals made while the IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.
•The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
•We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
•You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
•Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).
Termination of the IncomeFlex Select Benefit and Waiting Period
You may terminate the IncomeFlex Select Benefit by surrendering your Contract. If you terminate the IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
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The IncomeFlex Select Benefit terminates:
•upon your surrender of the Contract;
•upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
•upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a IncomeFlex Select Spousal Benefit; or
•upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
Currently, if you terminate the IncomeFlex Select Benefit, you will not be permitted to re-elect or reinstate the benefit in this contract or in any other of our contracts.
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Section 4: How Can I Purchase the Empower Retirement Security Annuity VIII?
Purchase Payments
The Purchase Payment is the amount of money you give us to purchase the Contract. You must get our prior approval for any Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval.
There is no minimum initial contribution amount to purchase ERSA VIII and there is no minimum balance to lock in your benefit. Smaller balances will provide for smaller Guaranteed Withdrawal Amounts. For example, locking in your benefit with an income base of $16,000 at age 65 or greater will only guarantee a payment of $800 per year or approximately $66 a month. You should carefully consider the fees you are paying in light of the amount of Guaranteed Withdrawal Benefit you are eligible to receive based on your current balance prior to investing.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Allocation of Purchase Payments
When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
We will allocate your Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
At our discretion, we may give Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
Calculating Contract Value
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:
1)Adding up the total amount of money allocated to a specific investment option;
2)Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
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When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
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Section 5: What are the Expenses Associated with the Empower Retirement Security Annuity VIII?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
Charges in General
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Base Contract Expense
We make a daily deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Select Benefit (0.85% Current and 1.45% Maximum) and the mortality and expense fee (0% Current and 0% Maximum).
The charge for the optional IncomeFlex Select Spousal Benefit is in addition to the charge for the base IncomeFlex Select Benefit. We impose a current annual charge of 0.85% for the base IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.35%. We have the right to increase the optional IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 3, “What Are The Benefits Available Under The Contract?”
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Select Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.
Taxes Attributable to Premium
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and will not make a deduction from the value of the Contract to pay some or all of these taxes.
Company Taxes
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We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
Underlying Mutual Fund Fees
When you rollover your account value in your group annuity contract to ERSA VIII and allocate that money to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. The current maximum operating expense of 0.56% is the expense for the Fidelity Asset Manager® 70% fund.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectus for each fund.

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Section 6: How Can I Access My Money
You can access your money by:
•Making a withdrawal (either partial or complete); or
•Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Withdrawals During the Accumulation Phase
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Select Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Select Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may request withdrawal requests through Empower’s website, www.empower.com. In addition, Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, Monday-Friday between 7 a.m. - 9 p.m. Central Time, and Saturdays between 8 a.m - 4:30 p.m. Central Time, excluding holidays and days on which the New York Stock Exchange or Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (855) 755-4738. Participants can then send the completed form to the following address or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, CO 80111. All requests will be processed on the Business Day they are received in Good Order.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Automated Withdrawals
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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Section 7: What Investment Options Can I Choose?
The Contract gives you the choice of allocating your Purchase Payments to any of the Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Vanguard LifeStrategy® Funds and the Fidelity Advisor Asset Manager® Funds, which may sell shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectuses for the underlying mutual funds. The current prospectuses for the portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the following funds as Variable Investment Options: Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund, Fidelity Asset Manager® 30%, Fidelity Asset Manager® 50%, and Fidelity Asset Manager® 70%.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
Variable Investment Options
Each Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
Empower receives fees and payments from the portfolios. Empower has selected the portfolios for inclusion as investment options under this Contract in Empower’s role as the issuer of this Contract. Empower does not provide investment advice or recommend any particular portfolio.
A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.
Payments Made to Empower
Respecting this Contract, Empower has entered into an agreement with the underlying portfolios, and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information).
As noted previously in the Annual Portfolio Company Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate, Empower Financial Services, Inc., for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
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In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
Transfers Among Options
Subject to certain restrictions, you can transfer money among the Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 90-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. Further, we have agreed with the managers of the underlying portfolios to implement their specific Frequent Trading Policy as described in their fund prospectus documents. In doing so, we reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
Restriction. A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
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Action by an Underlying Fund. The prospectus for the portfolio describes any such policies and procedures. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios. Please refer to each underlying portfolio’s fund prospectus for more information on their market timing and excessive trading policies.
A portfolio also may assess a short-term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Scheduled Transactions
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
Voting Rights
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Empower votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
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The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
Substitution
We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable existing portfolios. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
Reports to You
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolios.

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Section 8: What Kind of Payments Will I Receive During the Annuity Phase? (Annuitization)
Payment Provisions
If you so choose, you may annuitize some or all of your Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?” OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
Tax Considerations
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
How We Determine Annuity Payments
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

Life Annuities
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More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
•2% Interest
•8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
•1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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Section 9: What are the Tax Considerations Associated with the Empower Retirement Security Annuity VIII?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.
This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Contract. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
Contracts Held By Tax Favored Plans
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract will be purchased for use in connection with IRAs, which are subject to Section 408(a) and 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity VIII?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). For 2025 the limit is $7,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. An individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
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Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
Required Minimum Distribution Provisions and Payment Option
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1⁄2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 1⁄2; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon your Death For Qualified Annuity Contracts
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
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The information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
•Deaths on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.
•Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly, rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
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The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. . Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Additional Tax for Early Distributions
You may owe a 10% additional tax on the taxable part of distributions received from an IRA.
Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59 1⁄2 or die;
•generally the amount received is attributable to your becoming disabled; or
•the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1⁄2 or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
•For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.

CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
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Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Disclosures/Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
Additional Considerations
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

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Section 10: Other Information
Sale and Distribution of the Contract
Effective March 15, 2024 Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registrations (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus, PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower, affiliates of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including EFSI, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Empower business units.
Financial Statements

The financial statements of the Company and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
Legal Proceedings
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Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
Assignment
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
Additional Information
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
How to Contact Us
You can contact the Empower Care Center by:
•calling (855) 756-4738 during our normal business hours, Monday - Friday between 7 a.m. – 9 p.m. Central Time, and Saturdays between 8 a.m. – 4:30 p.m. Central Time, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, CO 80111. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
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Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

Appendix A: Portfolios Available Under the Contract
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Name and Advisor/Subadvisor	Current Expenses	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS	10 YEARS (or since inception)
Seeks a high level of current income; capital appreciation is the secondary objective	Fidelity Advisor Asset Manager® 30% - Class Z	0.48%	6.32%	3.85%	4.36%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (Hong Kong) Ltd
Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Advisor Asset Manager® 50% - Class Z	0.47%	8.59%	5.71%	5.97%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (Hong Kong) Ltd
Seeks to maximize total return over the long term	Fidelity Advisor Asset Manager® 70% - Class Z	0.56%	10.86%	7.53%	7.51%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (Hong Kong) Ltd
APP A-1

Investment Objective	Portfolio Name and Advisor/Subadvisor	Current Expenses	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS	10 YEARS (or since inception)
Seeks current income and low to moderate capital appreciation	Vanguard LifeStrategy Conservative Growth Fund – Investor Shares	0.12%	7.54%	3.99%	4.82%
	Adviser: Vanguard Group Inc
	Subadviser: N/A
Seeks capital appreciation and a low to moderate level of current income	Vanguard LifeStrategy Moderate Growth Fund – Investor Shares	0.13%	10.31%	6.00%	6.41%
	Adviser: Vanguard Group Inc
	Subadviser: N/A

APP A-2

Empower Care Center
8515 East Orchard Road
Greenwood Village, CO 80111

This prospectus describes the important features of the Contract and provides information about Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Ed. 05-2025
EDGAR CONTRACT IDENTIFIER: C000247030

Empower Retirement Security Annuity I
Empower Retirement Security Annuity VIII
Statement Of Additional Information: May 1, 2025
The Empower Retirement Security Annuity I and the Empower Retirement Security Annuity VIII (the “Contracts”) are flexible premium deferred annuities (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” "our" or “us”), a stock life insurance company that is a wholly-owned subsidiary of Empower Annuity Insurance Company of America. The Contracts are funded through the EAIC Variable Contract Account A (the “Separate Account”).
This Statement of Additional Information (“SAI”) is not a prospectus. The prospectuses for the Contracts contain information that you should consider before investing. To obtain copies of the prospectuses, without charge, you can write to the Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111 or contact us by telephone at (855) 756-4738. We do not incorporate by reference any information into this SAI. Capitalized terms used in the SAI that are not otherwise defined shall have the meanings given in the prospectuses for the Contracts.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2025
Statement of Additional Information Dated: May 1, 2025

Separate Account Financial Information	A-1
Company Financial Information	B-6

Empower Annuity Insurance Company	Empower Care Center
280 Trumbull Street	8513 East Orchard Road
Hartford, CT 06103	Greenwood Village, CO 80111
Telephone: (860) 534-2000	Telephone: (855) 756-4738

1

Company
Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts.
The Company was formerly known as the Prudential Retirement Insurance and Annuity Company (“PRIAC”). Until April 1, 2022. PRIAC was a subsidiary of Prudential Financial, Inc (“PFI”).
On July 21, 2021, Great-West. Life & Annuity Insurance Company (“Great-West”) and PFI announced a strategic transaction whereby, among other things, Great-West would acquire all of the outstanding shares of PRIAC (the “Transaction”). The Transaction closed April 1, 2022. Upon the closing of the Transaction, PRIAC, previously a subsidiary of PFI, became a subsidiary of Great-West.
On or about October 1, 2022: (1) Great West changed its name to Empower Annuity Insurance Company of America; and (2) PRIAC changed its name to Empower Annuity Insurance Company in its domicile state. The name change from PRIAC to Empower Annuity Insurance Company is not yet approved in all fifty states.
The Company is a direct wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”). EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC, a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The shares of Lifeco are traded publicly in Canada on the Toronto Stock Exchange.
No related company has any legal responsibility to pay amounts that Empower may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the IncomeFlex Select Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of Empower Annuity Insurance Company to make payments under that benefit out of its own assets.
EAIC Variable Contract Account A
EAIC Variable Contract Account A, also referred to as the “Separate Account,” was established by us under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The Separate Account holds the assets that are associated with certain variable annuity contracts we offer.
The assets of the Separate Account are held in the name of Empower and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of Empower. Empower segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Empower conducts. However, all obligations under the Contracts are Empower’s general corporate obligations.
Principal Underwriter
Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so were obtained in any jurisdiction where such clearances were necessary.
Prior to March 15, 2024, Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offered the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may have been lawfully sold. It may have also offered the Contract through licensed brokers and agents, provided clearances to do so were obtained in any jurisdiction where such clearances may have been necessary.
During the last three fiscal years no payments were made to PIMS for its services as principal underwriter. From March 15, 2024 to December 31, 2024, no payments were made to EFSI for its services as principal underwriter.
As discussed in the prospectus, EFSI may pay commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, EFSI may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract owner. Typically, a trail commission is compensation
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that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
This Empower Retirement Security Annuity I is open to new sales. However, effective June 2, 2014, the Contract was closed to all additional or subsequent Purchase Payments. The Empower Retirement Security Annuity VIII is only available to participants who actively participated in the IncomeFlex Select group annuity contract of a certain Retirement Plan who want to transfer or “roll over” their group annuity IncomeFlex Select account value to the IRA version of that Retirement Plan’s group annuity contract, Empower Retirement Security Annuity VIII. That Retirement Plan will notify eligible participants of the window in which this transfer may be made. This window is determined by the Retirement Plan rules as well as federal tax laws. Once that window is closed, that Plan’s participants may not roll over into this product any longer.
Payments Made To Promote Sale Of Our Products
In an effort to promote the sale of our products (which may include the placement of Empower or EFSI on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or EFSI also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that EFSI may pay which are broadly defined as follows:
•Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Empower products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Empower annuity products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker- dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.
Other Service Providers
We generally conduct our operations through staff employed by us or entities we have contracted with as service providers. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to the Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania
3

Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai - 400097 India.
Determination Of Accumulation Unit Values
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value ("NAV") for fund shares by the NAV for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all Base Contract Expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the NAV of each share, and adding the value of the dividends declared by the fund but not yet paid.
Misstatement Of Age – Annuity Payments
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
Misstatements And Corrections Affecting The IncomeFlex Select Benefit
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities
4

operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the “NAV” with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
Federal Tax Status
Other Tax Rules
1.Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.
2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
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Financial Statements
The financial statements for the Company should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of the Company to meet its obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights for the year ended December 31, 2024 of each of the investment divisions of EAIC Variable Contract Account A have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the EAIC Variable Contract Account A’s independent registered public accounting firm.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company, as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
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EAIC Variable Contract Account A

Annual Report
December 31, 2024

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
ASSETS:
Investments at fair value (1)	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650
Purchase payments receivable	—	—	—	18	124	500
Receivable from fund shares sold	—	—	—	—	—	12,818
Total Assets	19,112,922	15,198,552	8,313,434	112,779,666	27,488,655	207,406,968

LIABILITIES:
Payables for fund shares Purchased	$—	$—	$—	$18	$117	$—
Redemptions payable	—	—	—	—	7	13,318
Total Liabilities	—	—	—	18	124	13,318

NET ASSETS	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

NET ASSETS REPRESENTED BY:
Accumulation units	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

ACCUMULATION UNITS OUTSTANDING	880,321	627,357	473,374	6,608,516	913,068	10,154,239

UNIT VALUE (ACCUMULATION)	$21.71	$24.23	$17.56	$17.07	$30.11	$20.42

(1) Cost of investments:	$8,129,408	$7,083,931	$4,608,086	$100,042,438	$22,587,668	$169,243,350
Shares of investments:	682,117	468,946	390,669	8,635,501	1,571,671	4,277,040

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
INVESTMENT INCOME:
Dividends	$—	$—	$—	$6,170,514	$695,814	$4,534,683

EXPENSES:
Mortality and expense risk	211,553	153,096	88,282	1,125,644	306,515	2,219,690

NET INVESTMENT INCOME (LOSS)	(211,553)	(153,096)	(88,282)	5,044,870	389,299	2,314,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	—	—	2,362,726	1,382,685	6,380,637
Net realized gain (loss) on sale of fund shares	689,023	1,316,967	122,416	1,678,748	797,300	3,951,782
Net change in unrealized appreciation on investments	1,377,881	720,874	498,419	5,863,145	682,758	13,954,390

Net realized and unrealized gain on investments	2,066,904	2,037,841	620,835	9,904,619	2,862,743	24,286,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,855,351	$1,884,745	$532,553	$14,949,489	$3,252,042	$26,601,802

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$(211,553)	$(153,096)	$(88,282)	$5,044,870	$389,299	$2,314,993
Realized gain distributions	—	—	—	2,362,726	1,382,685	6,380,637
Net realized gain on sale of fund shares	689,023	1,316,967	122,416	1,678,748	797,300	3,951,782
Net change in unrealized appreciation on investments	1,377,881	720,874	498,419	5,863,145	682,758	13,954,390

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,855,351	1,884,745	532,553	14,949,489	3,252,042	26,601,802

CONTRACT TRANSACTIONS:
Purchase payments received	1,250,542	1,053,232	—	13,491,157	733,348	1,976,154
Transfers for contract benefits and terminations	(1,631,070)	(4,407,117)	(512,950)	(19,567,300)	(4,541,494)	(33,029,391)
Net transfers	—	—	—	1,101,144	(29,726)	(1,144,830)
Contract maintenance charges	—	(75)	—	(2,242)	(12,185)	(6,833)
Other, net	—	—	—	94,273	12,606	48,705

DECREASE IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(380,528)	(3,353,960)	(512,950)	(4,882,968)	(3,837,451)	(32,156,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,474,823	(1,469,215)	19,603	10,066,521	(585,409)	(5,554,393)

NET ASSETS:
Beginning of period	17,638,099	16,667,767	8,293,831	102,713,127	28,073,940	212,948,043
End of period	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

CHANGES IN UNIT OUTSTANDING:
Units issued	64,035	68,450	—	928,331	27,664	128,171
Units redeemed	(82,849)	(221,175)	(30,363)	(1,240,040)	(157,642)	(1,836,132)

Net decrease	(18,814)	(152,725)	(30,363)	(311,709)	(129,978)	(1,707,961)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2023
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$(177,952)	$(140,753)	$(81,197)	$1,892,823	$378,176	$2,695,411
Realized gain distributions	—	—	—	119,491	—	4,817,300
Net realized gain (loss) on sale of fund shares	19,619	69,258	(42,698)	(1,523,064)	(130,928)	(41,753)
Net change in unrealized appreciation on investments	2,350,258	2,351,994	919,850	14,458,604	3,642,123	23,208,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,191,925	2,280,499	795,955	14,947,854	3,889,371	30,679,931

CONTRACT TRANSACTIONS:
Purchase payments received	1,512,487	1,807,657	335,812	13,520,407	1,803,403	20,511,803
Transfers for contract benefits and terminations	(1,798,822)	(587,247)	(895,735)	(9,390,586)	(2,622,691)	(24,904,240)
Net transfers	(17,477)	(423,507)	440,984	(8,214)	16	13,714
Contract maintenance charges	(25)	—	—	(2,963)	(21,458)	(10,095)
Other, net	—	—	—	35,689	37,547	256,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(303,837)	796,903	(118,939)	4,154,333	(803,183)	(4,132,046)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,888,088	3,077,402	677,016	19,102,187	3,086,188	26,547,885

NET ASSETS:
Beginning of period	15,750,011	13,590,365	7,616,815	83,610,940	24,987,752	186,400,158
End of period	$17,638,099	$16,667,767	$8,293,831	$102,713,127	$28,073,940	$212,948,043

CHANGES IN UNITS OUTSTANDING:
Units issued	80,656	88,435	49,040	997,517	80,154	1,349,373
Units redeemed	(99,741)	(50,787)	(56,672)	(705,800)	(109,353)	(1,554,480)

Net increase (decrease)	(19,085)	37,648	(7,632)	291,717	(29,199)	(205,107)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2024
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The EAIC Variable Contract Account A (the Series Account), a separate account of Empower Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for group variable annuity contracts. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.
Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.
New sales of certain products which invest in the Series Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Series Account, subject to the rules of the products and any optional benefits.
Security Valuation
Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2024, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as 'Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Investment Divisions.
Federal Income Taxes
The operations of each of the Investment Division of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Segment Reporting
The Series Account has adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Series Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Series Account’s financial position or results of operations. The Empower Product Team acts as the Series Account’s chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to the Series Account. The CODM has concluded that each Investment Division operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Series Account’s financial statements.
Purchase Payments Received
Purchase payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Transfers for Contract Benefits and Terminations
Represent amounts that contract owners have directed to be moved among investment divisions within the Series Account, in addition to permitted transfers to and from the general account group annuity stable value products.
Net Transfers
Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments including interest to participant accounts.

2. PURCHASES AND SALES OF INVESTMENTS
The costs of purchases and proceeds from sales of investments for the year ended December 31, 2024, were as shown below.

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$1,349,641	$1,941,718
AST Capital Growth Asset Allocation Portfolio	1,604,811	5,111,863
AST Preservation Asset Allocation Portfolio	5,205	606,426
PGIM 60/40 Allocation Fund - Class R6	21,671,047	19,142,572
PGIM Balanced Fund - Class Z	2,407,282	4,472,663
Vanguard Balanced Index Fund - Institutional Shares	11,667,769	35,128,338
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Insurance and Administrative Charges
The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Series Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each investment division. The following are the maximum insurance and administrative charges of the respective products, each funded through the Series Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk.
ERSA and ERSA II: 1.60%
ERSA Ill and ERSA VII: 1.75%
ERSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B
ERSA VI: 1.50%
ERSA VIII: 0.00%
ERSA IX: 0.00%
Transfer Fees
A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units within Net transfers between other investment divisions or fixed rate option on the Statements of Changes in Net Assets.
Contract Maintenance Charges
A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. This charge may vary by contract type.
Guaranteed Benefit Charges
Each annuity funded through the Series Account offers a standard guaranteed minimum withdrawal benefit named lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the lncomeFlex benefit for the lifetime of an eligible spouse.
For the ERSA, ERSA II and ERSA VIII, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each investment division. The maximum charge for the standard lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.
For ERSA III, ERSA IV, ERSA VI, ERSA VII, and ERSA IX there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for lncomeFlex for the respective products are as follows:

ERSA Ill: 1.50%
ERSA IV: 1.50% for Plan Type A and Plan Type B
ERSA VI: 1.50%
ERSA VII: 1.50%
ERSA VIII: 1.45%
ERSA IX: 1.50%
These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk.
Premium Taxes
Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Series Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units within Other, net on the Statements of Changes in Net Assets.
Participant Loan Charges
For ERSA IV, the Company charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in ERSA IV. This charge is a contract level charge assessed through the redemption of units.
For ERSA VI, the Company charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly within Other, net on the Statements of Changes in Net Assets.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2024, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 4, 2025. No subsequent events requiring adjustments or disclosures have occurred.

5. FINANCIAL HIGHLIGHTS
For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.
The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
		Lowest	—	Highest			Lowest	—	Highest	Lowest	—	Highest

	AST Balanced Asset Allocation Portfolio
2024	880	$21.31	to	$21.93	$19,113	0.00%	0.95%	to	1.45%	10.30%	to	10.87%
2023	704	$19.32	to	$19.78	$17,638	0.00%	0.95%	to	1.45%	14.10%	to	14.67%
2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%

	AST Capital Growth Asset Allocation Portfolio
2024	627	$23.62	to	$24.30	$15,199	0.00%	0.95%	to	1.45%	12.74%	to	13.29%
2023	588	$20.95	to	$21.45	$16,668	0.00%	0.95%	to	1.45%	16.40%	to	16.98%
2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%

	AST Preservation Asset Allocation Portfolio
2024	473	$17.17	to	$17.67	$8,313	0.00%	0.95%	to	1.45%	6.24%	to	6.78%
2023	420	$16.17	to	$16.55	$8,294	0.00%	0.95%	to	1.45%	10.17%	to	10.72%
2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%

	PGIM 60/40 Allocation Fund - Class R6
2024	6,609	$17.01	to	$17.46	$112,780	5.67%	1.00%	to	1.15%	14.93%	to	15.02%
2023	8,453	$14.80	to	$15.18	$102,713	3.14%	1.00%	to	1.15%	17.75%	to	17.75%
2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%

	PGIM Balanced Fund - Class Z
2024	913	$28.42	to	$31.90	$27,489	2.45%	1.00%	to	1.15%	12.07%	to	12.21%
2023	1,685	$25.36	to	$28.43	$28,074	2.51%	1.00%	to	1.15%	15.74%	to	15.91%
2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%

	Vanguard Balanced Index Fund - Institutional Shares
2024	10,154	$19.32	to	$25.33	$207,394	2.15%	1.00%	to	1.20%	13.23%	to	13.45%
2023	4,776	$17.03	to	$22.37	$212,948	2.15%	1.00%	to	1.20%	16.18%	to	16.42%
2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of Empower Annuity Insurance Company and the Contract Owners of
EAIC Variable Contract Account A
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the investment divisions listed in Appendix A of EAIC Variable Contract Account A (the “Series Account”) as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2024, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 4, 2025
We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Investment Divisions of EAIC Variable Contract Account A

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM 60/40 Allocation Fund - Class R6
PGIM Balanced Fund - Class Z
Vanguard Balanced Index Fund - Institutional Shares

Empower Annuity Insurance Company, (a wholly-owned subsidiary of Empower Annuity Insurance Company of America)
Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2024 and 2023 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2024 and Independent Auditor's Report

Financial Statements and Supplementary Data

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
December 31, 2024 and 2023
(In Thousands, Except Share Amounts)

	December 31,
	2024	2023
Admitted assets
Cash and invested assets:
Bonds	$17,444,197	$19,235,665
Mortgage loans (net of allowances of $30,127 and $58,755)	3,753,358	4,596,720
Cash, cash equivalents and short-term investments	1,030,523	930,728
Derivatives	119,263	47,912
Other invested assets	440,921	215,220
Total cash and invested assets	22,788,262	25,026,245

Investment income due and accrued	151,995	170,103
Due from affiliates	180,637	102,663
Other assets	295,935	128,756
Assets from separate accounts	84,016,240	66,578,025
Total admitted assets	$107,433,069	$92,005,792

Liabilities, capital and surplus
Liabilities:
Liability for deposit-type contracts	$19,213,296	$21,210,327
Reserves for life insurance and annuities	235,216	251,974
Asset valuation reserve	233,038	155,553
Due to parent and affiliates	46,687	31,561
Derivatives	21,996	30,978
Funds held payable to reinsured companies	2,395,201	2,618,279
Other liabilities	252,995	191,930
Liabilities from separate accounts	84,016,240	66,578,025
Total liabilities	106,414,669	91,068,627

Commitments and contingencies (see Note 12)

Capital and surplus:
Common stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned funds (deficit)	72,402	(8,833)
Total capital and surplus	1,018,400	937,165

Total liabilities, capital and surplus	$107,433,069	$92,005,792

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In Thousands)

	Year Ended December 31,
	2024	2023	2022
Income:
Premium income and annuity consideration	$294,101	$778,816	$1,006,703
Net investment income	848,801	883,552	850,225
Reserve adjustment for reinsurance ceded	(434,737)	(137,811)	—
Income from separate account investment management fees	271,630	309,947	310,612
Other income	326,728	280,343	314,161
Total income	1,306,523	2,114,847	2,481,701

Expenses:
Annuity benefits	16,406	26,117	33,893
Surrenders benefits	728,026	903,059	697,237
Interest on contracts on deposit-type contract funds	609,624	593,733	23,028
(Decrease) increase in aggregate reserves for life policies and contracts	(16,758)	16,118	605,870
Total benefits	1,337,298	1,539,027	1,360,028

Net transfers from (to) separate accounts	(806,796)	(239,354)	272,472
Other insurance expenses	595,700	674,911	665,341
Total benefit and expenses	1,126,202	1,974,584	2,297,841

Net gain from operations before federal income taxes and net realized capital losses	180,321	140,263	183,860
Federal income tax expense	39,829	49,883	43,512
Net gain from operations before net realized capital losses	140,492	90,380	140,348
Net realized capital losses, net of federal income tax benefit of $12,578, $27,627 and $11,797, and transfers to interest maintenance reserve	47,374	103,935	76,852
Net income (loss)	$93,118	$(13,555)	$63,496

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2024, 2023 and 2022
(In Thousands)

	Year Ended December 31,
	2024	2023	2022

Capital and surplus, beginning of year	$937,165	$1,522,824	$1,495,240

Net income (loss)	93,118	(13,555)	63,496
Dividends to stockholder	—	(459,000)	(150,000)
Change in net unrealized capital gains (losses), net of income taxes	75,151	(20,283)	(171,232)
Change in net deferred income taxes	53,944	78,535	145,849
Change in non-admitted assets	(25,613)	(69,881)	(183,294)
Change in asset valuation reserve	(77,485)	(49,480)	119,637
Change in surplus as a result of reinsurance	(37,880)	(51,995)	269,392
Change in other capital and surplus	—	—	(66,264)
Net change in capital and surplus for the year	81,235	(585,659)	27,584

Capital and surplus, end of year	$1,018,400	$937,165	$1,522,824

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2024	2023	2022
Operating activities:
Premium income, net of reinsurance	$295,861	$778,816	$1,024,040
Investment income received, net of investment expenses paid	946,279	979,381	873,915
Other miscellaneous income received	560,477	538,294	551,613
Net transfers from (to) separate accounts	806,455	239,374	(270,948)
Benefit and loss related payments, net of reinsurance	(1,202,706)	(1,043,451)	(767,680)
Federal income taxes (paid) received, net	(31,369)	(16,220)	25,759
Commissions, other expenses and taxes paid	(628,823)	(669,426)	(690,710)
Net cash provided by operating activities	746,174	806,768	745,989

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	2,271,504	3,444,453	3,744,289
Mortgage loans	929,584	569,399	379,655
Other invested assets	50,905	9,101	816
Miscellaneous proceeds	23,202	(79)	111,568
Cost of investments acquired:
Bonds	(628,661)	(1,045,598)	(3,576,156)
Mortgage loans	(109,386)	(541,250)	(195,600)
Other invested assets	(260,774)	(218,021)	(16,381)
Miscellaneous applications	(17,934)	(20,852)	(3,075)
Net cash provided by investing activities	2,258,440	2,197,153	445,116

Financing and miscellaneous activities:
Dividends to stockholder	—	(459,000)	(150,000)
Net withdrawals on deposit-type contracts and other insurance liabilities	(2,606,654)	(1,986,680)	(906,397)
Other	(298,165)	(194,244)	(489,364)
Net cash used in financing and miscellaneous activities	(2,904,819)	(2,639,924)	(1,545,761)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	99,795	363,997	(354,656)
Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	930,728	566,731	921,387
End of year	$1,030,523	$930,728	$566,731

Non-cash investing, financing and miscellaneous transactions:
Capitalization of deferred gains related to reinsurance transactions with non-affiliates	$—	$—	$269,392
Reinsurance transactions with a non-affiliate	—	—	71,625
Net asset and liability transfer due to novation(1)	—	—	65,404

(1) Above amount reflects reinsurance agreements entered into in 2022. See Note 7 for additional details.

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
1. Organization and Basis of Presentation

Organization

Empower Annuity Insurance Company ("EAIC" or the "Company") provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations.

The Company is a wholly-owned subsidiary of Empower Annuity Insurance Company of America ("EAICA"). EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC. ("EHL"), formerly known as Empower Holdings, Inc ("EHI"), a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC ("Lifeco US") and an indirectly wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"), a Canadian holding company. The Company is incorporated as a stock life insurance company in the state of Connecticut and is subject to regulation by the Connecticut Insurance Department (the "CT Department"). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the state of Connecticut.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Legal Entity Restructuring

The Company has historically been an indirect wholly-owned subsidiary of Empower Holdings, Inc. ("EHI"). EHI was a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company.

Effective January 1, 2024, EHI merged with an affiliate company, Putnam Investments, LLC ("PILLC") and all of the outstanding shares of EHI were cancelled and additional shares in PILLC were issued to Great-West Lifeco U.S. LLC. Effective January 2, 2024, PILLC changed its name to Empower Holdings, LLC (“EHL”).

Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CT Department. The CT Department requires that insurance companies domiciled in the state of Connecticut prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP"), subject to any deviations prescribed or permitted by the CT Department.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant of these differences are as follows:

•    Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•    Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•    As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•    As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•    As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•    Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds (deficit), whereas under GAAP deferred taxes are included in the determination of net income.

•Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•Aggregate reserves for insurance policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Reclassification

Certain prior year amounts have been reclassified for comparative purposes.

2. Significant Accounting Policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
public bonds on a trade-date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make- whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The Company holds one (1) Securities Valuation Office ("SVO")-Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.

•The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.
•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above-mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involves judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.
•Residual tranches or interests in CLOs are included in other invested assets and are carried at the lower of amortized cost or fair value.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
•Common stocks, other than stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.
•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•The length of time for which the estimated fair value has been below cost;

•Downgrade of a bond investment by a credit rating agency;

•Deterioration of the financial condition of the issuer;

•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, and futures on equity indices. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as Other within financing and miscellaneous activities in the Statutory Statements of Cash Flows.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Funds held payable to reinsured companies

Funds withheld are payables to a certified reinsurer. Interest credited on the funds withheld payable is included as a component of other insurance expenses.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Life insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2024. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds (deficit).

Accounting pronouncements

Accounting Standards Recently Adopted

In August 2023, the National Association of Insurance Commissioners ('NAIC') adopted a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). This guidance was effective August 2023 and the admitted net negative (disallowed) IMR is reflected within Other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In March 2024, the National Association of Insurance Commissioners (“NAIC”) adopted a new concept 2022-14 - New Market Tax Credit Project. The revisions expand and amend guidance within SSAP No. 93 – Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94 Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) expand and amend guidance to include both purchased state and federal tax credits. Revisions in SSAP No. 34 - Investment Income Due and Accrued and SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies include consistency revisions in response to the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted on January 1, 2025 and does not have a material effect on the Company’s financial statements or footnote disclosures.

In August 2023, the NAIC adopted a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26 - Bonds and SSAP No. 43 - Loan-Backed and Structured Securities ("SSAP No 43") for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. In 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21 - Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—Other Admitted Assets and 2) 2024-21 Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. This concept was adopted on January 1, 2025 and does not have a material effect on the Company’s financial statements or footnote disclosures, aside from a change in methods available to the Company as it relates to recognition of interest income on residual interests.
In December 2023, the NAIC adopted a new concept 2023-17: Short-Term Investments under SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term investments. This concept further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all other invested assets and mortgage loans. This concept was adopted on January 1, 2025 and does not have a material effect on the Company’s financial statements or footnote disclosures.

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Empower Retirement, LLC. The Company’s general and administrative expenses are charged to the Company using allocation methodologies based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

The Company contributed $230.2 million and $90.9 million to partnership funds during the years ended December 31, 2024 and 2023, respectively. Of these amounts, $88.4 million and $9.3 million, respectively, were contributions to partnership funds controlled by Great-West Lifeco, Inc. ("Lifeco"). The total amount invested in Lifeco controlled partnerships as of December 31, 2024 and 2023 was $97.8 million and $9.3 million, respectively. As of December 31, 2024, the remaining Company commitments for Lifeco controlled partnership funds through subsequent years total $112.2million.

The following table summarizes amounts due from affiliates:

			December 31,
Related party	Indebtedness	Due date	2024	2023
Empower Retirement, LLC (ERL)	On account	On demand	$—	$102,663
Empower Annuity Insurance Company of America (EAICA)	On account	On demand	180,417	—
Other related party receivables	On account	On demand	220	—
Total			$180,637	$102,663

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2024	2023
Empower Retirement, LLC (ERL)	On account	On demand	$30,985	$29,483
Empower Financial Services, Inc (EFSI)	On account	On demand	13,661	—
Other related party payables	On account	On demand	2,041	2,078
Total			$46,687	$31,561

The Company has a revolving credit facility agreement with EAICA, which allows for a maximum borrowing amount of $1.5 billion. The borrowing agreement allows the Company to draw advances in the form of individual loans payable to EAICA. The Company may terminate the borrowing agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2024.

The Company also has a revolving credit facility agreement with EAICA, which allows EAICA to borrow a maximum amount of $1.5 billion. The lending agreement allows EAICA to draw advances in the form of individual loans payable to the Company. EAICA may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2024.

Interest on draws from either agreement accrues based upon the type of draw requested, which can be either a U.S. Prime Rate Loan or a Secured Overnight Financing Rate Loan (“SOFR loan”). U.S. Prime Rate loans accrue interest based upon the U.S. Prime Rate in effect from time to time, plus a margin of 55 basis points (“bps”). SOFR Loans accrue interest based upon the SOFR rate applicable to the term selected, plus a margin of 70 bps.

4. Summary of Invested Assets

Bonds

Investments in bonds consist of the following:

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$66,774	$2	$1,655	$65,121
All other governments	350,127	37	36,667	313,497
Political subdivisions of states and territories	2,432	2	57	2,377
Special revenue and special assessments	86,296	1,978	686	87,588
Industrial and miscellaneous	13,113,400	17,677	679,996	12,451,081
SVO identified funds	346,458	—	83,969	262,489
Loan-backed and structured securities	3,478,710	7,508	139,473	3,346,745
Total bonds	$17,444,197	$27,204	$942,503	$16,528,898

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2023
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$115,766	$49	$9,201	$106,614
All other governments	351,875	1,084	29,056	323,903
U.S. states, territories and possessions	15,976	611	3	16,584
Political subdivisions of states and territories	8,263	549	—	8,812
Special revenue and special assessments	126,379	10,122	97	136,404
Industrial and miscellaneous	13,974,685	38,111	889,972	13,122,824
SVO identified funds	340,053	—	68,178	271,875
Loan-backed and structured securities	4,302,668	5,243	192,008	4,115,903
Total bonds	$19,235,665	$55,769	$1,188,515	$18,102,919

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2024
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$2,313,025	$2,204,075
Due after one year through five years	9,864,752	9,290,593
Due after five years through ten years	1,236,551	1,154,236
Due after ten years	555,717	537,807
Loan-backed and structured securities	3,478,710	3,346,745
Total bonds	$17,448,755	$16,533,456

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2024	2023	2022
Consideration from sales	$765,450	$1,578,568	$2,376,610
Gross realized gains from sales	1,171	2,415	5,986
Gross realized losses from sales	18,984	31,654	88,578

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$61,316	$1,341	$3,042	$314	$64,358	$1,655
All other governments	27,673	1,516	284,328	35,151	312,001	36,667
Political subdivisions of states and territories	1,975	57	—	—	1,975	57
Special revenue and special assessments	43,006	680	1,259	6	44,265	686
Industrial and miscellaneous	639,490	9,484	10,445,163	794,024	11,084,653	803,508
SVO identified funds	—	—	262,490	83,968	262,490	83,968
Loan-backed and structured securities	111,209	2,108	1,836,039	142,241	1,947,248	144,349
Total bonds	$884,669	$15,186	$12,832,321	$1,055,704	$13,716,990	$1,070,890

Total number of securities in an unrealized loss position		215		1,043		1,258

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$1,772	$44	$96,910	$9,157	$98,682	$9,201
All other governments	6,671	55	290,930	29,001	297,601	29,056
U.S. states, territories and possessions	—	—	1,062	3	1,062	3
Special revenue and special assessments	—	—	6,423	97	6,423	97
Industrial and miscellaneous	160,173	2,386	11,387,116	967,075	11,547,289	969,461
SVO identified funds	—	—	271,875	68,178	271,875	68,178
Loan-backed and structured securities	218,142	43,200	3,472,366	193,245	3,690,508	236,445
Total bonds	$386,758	$45,685	$15,526,682	$1,266,756	$15,913,440	$1,312,441

Total number of securities in an unrealized loss position		79		1,236		1,315

Bonds - Total unrealized losses decreased by $241.6 million, or 18%, from December 31, 2023 to December 31, 2024. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2024 compared to December 31, 2023.

Total unrealized losses greater than twelve months decreased by $211.1 million from December 31, 2023 to December 31, 2024. Industrial and miscellaneous account for 75%, or $794.0 million of the unrealized losses greater than twelve months at December 31, 2024. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $142.2 million, of the unrealized losses greater than twelve months at December 31, 2024. Of the $142.2 million of unrealized losses over twelve months on loan-backed and structured securities, 99% or $141.4 million are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 15% and 17% of total invested assets at December 31, 2024 and 2023, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $0 and $4.5 million as of December 31, 2024 and 2023, respectively. The Company was not required to pledge collateral related to these derivatives as of December 31, 2024 and 2023, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2024 the fair value of assets that could be required to settle the derivatives in a net liability position was $0.

At December 31, 2024 and 2023, the Company had pledged $28.3 million and $28.9 million, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $120.1 million and $62.5 million unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements.

At December 31, 2024 and 2023, the Company had pledged U.S. Treasury notes in the amount of $4.0 million and $5.5 million, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through the central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables summarize derivative financial instruments:

	December 31, 2024
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$1,672,907	$118,702	$115,868
Total cash flow hedges	1,672,907	118,702	115,868

Derivatives not designated as hedges:
Interest rate swaps	181,300	(21,746)	(21,746)
Futures on equity indices	34,785	3,977	99
Foreign currency forwards	24,623	311	311
Total derivatives not designated as hedges	240,708	(17,458)	(21,336)

Total cash flow hedges and derivatives not designated as hedges	$1,913,615	$101,244	$94,532

(1)    The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2023
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$2,154,172	$37,138	$45,865
Total cash flow hedges	2,154,172	37,138	45,865

Derivatives not designated as hedges:
Interest rate swaps	187,300	(19,645)	(19,645)
Futures on equity indices	47,593	5,465	113
Foreign currency forwards	25,345	(559)	(559)
Total derivatives not designated as hedges	260,238	(14,739)	(20,091)

Total cash flow hedges and derivatives not designated as hedges	$2,414,410	$22,399	$25,774

(1)    The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2024	2023	2022
Derivatives not designated as hedging instruments:
Interest rate swaps	$(1,661)	$57,559	$(88,257)
Interest rate swaptions	—	—	(56)
Futures on equity indices	2,270	(8,083)	5,773
Interest rate futures	—	—	(366)
Foreign currency forwards	687	(158)	(284)
Total	$1,296	$49,318	$(83,190)

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2024
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/(Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:
FHLB capital stock	$5,150	$—	$—	$—	$5,150	$5,150	$—	$—	$5,150	0.00%	0.00%
On deposit with states	7,717	—	—	—	7,717	7,029	688	—	7,717	0.01%	0.01%
Pledged as collateral not captured in other categories:
Futures margin deposits	3,977	—	—	—	3,977	5,465	(1,488)	—	3,977	0.00%	0.00%
Derivative cash collateral	28,692	—	—	—	28,692	29,735	(1,043)	—	28,692	0.03%	0.03%
Currency swaps	—	—	65	—	65	(11)	76	—	65	0.00%	0.00%
Other restricted assets	1,091	—	—	—	1,091	902	189	—	1,091	0.00%	0.00%
Total Restricted Assets	$46,627	$—	$65	$—	$46,692	$48,270	$(1,578)	$—	$46,692	0.04%	0.04%

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2023
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/(Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:
FHLB capital Stock	$5,150	$—	$—	$—	$5,150	$5,150	$—	$—	$5,150	0.01%	0.01%
On deposit with states	7,029	—	—	—	7,029	7,062	(33)	—	7,029	0.01%	0.01%
Pledged as collateral not captured in other categories:
Futures margin deposits	5,465	—	—	—	5,465	19,988	(14,523)	—	5,465	0.01%	0.01%
Derivative cash collateral	29,735	—	—	—	29,735	203,890	(174,155)	—	29,735	0.03%	0.03%
Currency swaps	—	—	(11)	—	(11)	438	(449)	—	(11)	0.00%	0.00%
Other restricted assets	902	—	—	—	902	1,097	(195)	—	902	0.00%	0.00%
Total Restricted Assets	$48,281	$—	$(11)	$—	$48,270	$237,625	$(189,355)	$—	$48,270	0.05%	0.05%

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2024	2023	2022
Bonds	$610,636	$657,156	$643,446
Common stock	433	508	60
Mortgage loans	148,052	153,896	144,910
Cash, cash equivalents and short-term investments	37,902	41,176	4,998
Derivative instruments	21,248	13,828	35,867
Other invested assets	27,208	6,633	72
Miscellaneous	4,492	1,469	932
Gross investment income	849,971	874,666	830,285
Expenses	(12,957)	(17,412)	(32,451)
Net investment income	$837,014	$857,254	$797,834

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2024	2023	2022
Net realized capital losses, before federal income tax	$78,354	$174,881	$105,785
Less: Federal income tax benefit	(16,442)	(36,725)	(15,395)
Net realized capital losses, before IMR transfer	61,912	138,156	90,390

Net realized capital losses transferred to IMR, net
of federal income tax benefit of $3,864, $9,097 and $3,598, respectively	(14,538)	(34,221)	(13,538)

Net realized capital losses, net of federal income
tax benefit of $12,578, $27,627 and $11,797, respectively, and IMR transfer	$47,374	$103,935	$76,852

Net Negative (Disallowed) Interest Maintenance Reserve (IMR)

(1) Net negative (disallowed) IMR

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2024	$42,704	$42,704	$—	$—
2023	$15,223	$15,223	$—	$—

(2) Negative (disallowed) IMR admitted

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2024	$42,704	$42,704	$—	$—
2023	$15,223	$15,223	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
(3) Calculated adjusted capital and surplus

	Total
	2024	2023
a. Prior Period General Account Capital & Surplus From Prior Period SAP Financials	$998,622	$1,054,560
b. Net Positive Goodwill (admitted)	—	—
c. EDP Equipment & Operating System Software (admitted)	—	—
d. Net DTAs (admitted)	—	—
e. Net Negative (disallowed) IMR (admitted)	40,005	10,799
f. Adjusted Capital & Surplus (a-(b+c+d+e))	$958,617	$1,043,761

(4) Percentage of adjusted capital and surplus

	Total
	2024	2023
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	4.5%	1.5%

(5) Allocated gains/losses to IMR from derivatives - None for 2024 and 2023

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2024	2023
Industrial and miscellaneous	71%	71%

	Concentration by industry
	December 31,
	2024	2023
Financial services	22%	21%

Mortgage Loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2024	2023
Performing:
Non-Participation agreements	$769,588	$736,668
Participation agreements	3,013,897	3,824,113
Total Performing	3,783,485	4,560,781

Non-Performing:
Participation agreements	—	94,694
Total Non-Performing	—	94,694

Total recorded investment of commercial mortgage loans	$3,783,485	$4,655,475

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
All of the performing loans were current as of December 31, 2024 and 2023. In 2023, the non-performing loan was considered impaired and a corresponding specific provision of $28.6 million was recorded due to the estimated loss, which was recognized in 2024 when the loan was restructured.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2024 and 2023 were 6.5% and 6.8%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2024 and 2023 were 3.8% and 5.2%, respectively.

During 2024 and 2023, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 49.6% and 58.3%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2024 and 2023:

	December 31,
	2024	2023
Beginning balance	$58,755	$611
Additions charged to operations - general provision	—	29,516
Additions charged to operations - specific provision	3,919	28,628
Direct write-downs charged against the allowances	(32,547)	—
Ending balance	$30,127	$58,755
The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2024	2023
Industrial	50%	53%
Multi-family	29%	25%
Other	21%	22%
	100%	100%

	Concentration by geographic area
	December 31,
	2024	2023
Other	39%	40%
Pacific	22%	22%
South Atlantic	17%	16%
Middle Atlantic	14%	11%
East North Central	8%	11%
	100%	100%

Troubled Debt Restructuring

In June 2024, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $62 million, after impairment, was extinguished in exchange for a new mortgage loan in the amount of $62 million acquired in full satisfaction of the original loan. The maturity date of the restructured loan has been extended from October 5, 2024 to October 5, 2028 and maintains the original interest rate of 3.77%.

As a result of the troubled debt restructuring, a credit-related impairment of $32.5 million was recognized and is recorded within the 'Net realized capital gains (losses)' line on the Statutory Statements of Operations. As of December 31, 2024, there are no payment defaults related to the restructured mortgage loan.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Industrial and miscellaneous	$—	$322	$—	$—	$322
Other invested assets
Limited partnerships	—	—	—	304,085	304,085
Residual tranches	—	128,386	—	—	128,386
Derivatives
Interest rate swaps	—	249	—	—	249
Foreign currency forwards	—	311			311
Separate account assets (1)	63,807,426	17,155,064	39,083	2,429,031	83,430,604
Total assets at fair value/NAV	$63,807,426	$17,284,332	$39,083	$2,733,116	$83,863,957

Liabilities:
Derivatives
Interest rate swaps	$—	$21,996	$—	$—	$21,996
Separate account liabilities (1)	3,403	528,481	—	—	531,884
Total liabilities at fair value	$3,403	$550,477	$—	$—	$553,880

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2023
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Industrial and miscellaneous	$—	$179	$—	$—	$179
Other invested assets
Limited partnerships	—	—	—	86,389	86,389
Residual tranches	—	97,180	—	—	97,180
Separate account assets (1)	49,655,641	14,987,238	41,141	1,329,976	66,013,996
Total assets at fair value/NAV	$49,655,641	$15,084,597	$41,141	$1,416,365	$66,197,744

Liabilities:
Derivatives
Interest rate swaps	$—	$19,645	$—	$—	$19,645
Foreign currency forwards	—	559	—	—	559
Separate account liabilities (1)	3,258	681,466	—	—	684,724
Total liabilities	$3,258	$701,670	$—	$—	$704,928

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

The following tables present changes in fair value of Level 3 assets and the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets still held at December 31, 2024 and 2023.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
			December 31, 2024
Description	Beginning Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024
Assets:
Separate account assets (a)	$41,141	$1,205	$(24,442)	$(6,676)	$6,463	$36,981	$—	$(14,083)	$(1,506)	$39,083
(a)    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
			December 31, 2023
Description	Beginning Balance at 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023
Assets:
Separate account assets (a)	$50,436	$5,470	$(10,227)	$(10,737)	$(171)	$26,247	$—	$(13,429)	$(6,448)	$41,141
(a) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$16,528,898	$17,444,197	$262,490	$16,266,408	$—	$—	$16,528,898
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	3,628,823	3,753,358	—	3,628,823	—	—	3,628,823
Cash, cash equivalents and short-term investments	1,030,523	1,030,523	1,025,965	4,558	—	—	1,030,523
Other long-term invested assets	432,471	432,471	—	128,386	—	304,085	432,471
Collateral under derivative counterparty collateral agreements	84,572	84,572	84,572	—	—	—	84,572
Receivable for securities	3,300	3,300	—	3,300	—	—	3,300
Derivative instruments	116,531	119,263	103	116,428	—	—	116,531
Separate account assets	84,003,829	84,016,240	63,821,133	17,601,475	39,083	2,542,138	84,003,829
Total assets:	$105,834,097	$106,889,074	$65,194,263	$37,754,528	$39,083	$2,846,223	$105,834,097

Liabilities:
Deposit-type contracts	$16,817,476	$19,213,296	$—	$16,817,476	$—	$—	$16,817,476
Collateral under derivative counterparty collateral agreements	55,880	55,880	55,880	—	—	—	55,880
Payable for securities	3,681	3,681	—	3,681	—	—	3,681
Derivative instruments	22,000	21,996	4	21,996	—	—	22,000
Separate account liabilities	531,884	531,884	3,403	528,481	—	—	531,884
Total liabilities:	$17,430,921	$19,826,737	$59,287	$17,371,634	$—	$—	$17,430,921

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$18,102,919	$19,235,665	$271,875	$17,831,044	$—	$—	$18,102,919
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	4,398,297	4,596,720	—	4,398,297	—	—	4,398,297
Cash, cash equivalents and short-term investments	930,729	930,728	486,949	443,780	—	—	930,729
Other long-term invested assets	183,569	183,569	—	97,180	—	86,389	183,569
Collateral under derivative counterparty collateral agreements	48,315	48,315	48,315	—	—	—	48,315
Receivable for securities	26,501	26,501	—	26,501	—	—	26,501
Derivative instruments	49,894	47,912	119	49,775	—	—	49,894
Separate account assets	66,563,612	66,578,025	49,662,654	15,420,118	41,141	1,439,699	66,563,612
Total assets:	$90,308,986	$91,652,585	$50,469,912	$38,271,845	$41,141	$1,526,088	$90,308,986

Liabilities:
Deposit-type contracts	$18,252,173	$21,210,327	$—	$18,252,173	$—	$—	$18,252,173
Collateral under derivative counterparty collateral agreements	16,890	16,890	16,890	—	—	—	16,890
Payable for securities	21,608	21,608	—	21,608	—	—	21,608
Derivative instruments	24,119	30,978	6	24,113	—	—	24,119
Separate account liabilities	684,724	684,724	3,258	681,466	—	—	684,724
Total liabilities:	$18,999,514	$21,964,527	$20,154	$18,979,360	$—	$—	$18,999,514

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. The fair value for residual tranches are generally based upon evaluated prices from independent pricing services.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value,

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions. As of December 31, 2024, the Company had $659 million of unfunded commitments related to limited partnership interests where NAV is used as a practical expedient to fair value.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, and futures on equity indices are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.
Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non- admitted assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2024			December 31, 2023
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Other invested assets	$440,923	$2	$440,921	$215,222	$2	$215,220
Deferred income taxes	291,974	291,974	—	258,007	258,007	—
Other assets	323,291	27,357	295,935	164,467	35,711	128,756

7. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2024, 2023 and 2022 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

The Company and Hannover Life Reassurance Company of America (Bermuda) LTD ("Hannover") have engaged in a 1) coinsurance with funds withheld on its general account and 2) modified coinsurance of its separate account transaction on December 31, 2022 in which the Company cedes a portion of its group annuity contracts and established a funds withheld payable to Hannover. The Company received a

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has reserve credit taken of $2.6 billion as of December 31, 2024 and $2.9 billion as of December 31,2023 respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the 'Commissions and expense allowances on reinsurance ceded' within the Statement of Operations.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Annuity Funds	1.0% to 11.25%

	- Annuity Funds	Various annuity valuation tables, primarily including the Group Annuity Reserve ("GAR") 1994, Group Annuity Mortality ("GAM") 1971, 1983

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon the death of the insured or for the return of a portion of the final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

At December 31, 2024 and 2023, the Company had $0 and $0, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the CT Department.

The tabular interest and the tabular less actual reserve released have been determined from the basic data. The tabular interest on deposit funds not involving life contingencies reflects the investment experience of the underlying assets. The Company has no policies in force for which tabular cost is applicable.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1. Individual Annuities

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	4,416	—	4,416	100.0%
Total with adjustment or at market value	—	4,416	—	4,416	100.0%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	—	—	—	—	—%
Total gross	—	4,416	—	4,416	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$—	$4,416	$—	$4,416

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	3,909	—	3,909	100.0%
Total with adjustment or at market value	—	3,909	—	3,909	100.0%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	—	—	—	—	—%
Total gross	—	3,909	—	3,909	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$—	$3,909	$—	$3,909

2. Group Annuities

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	16,267	—	—	16,267	0.4%
At fair value	—	3,363,276	313,397	3,676,673	94.1%
Total with adjustment or at market value	16,267	3,363,276	313,397	3,692,940	94.6%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	212,607	—	—	212,607	5.4%
Total gross	228,874	3,363,276	313,397	3,905,547	100.0%
Reinsurance ceded	19,657	—	—	19,657
Total, net	$209,217	$3,363,276	$313,397	$3,885,890

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	16,026	—	—	16,026	—%
At fair value	—	3,518,466	—	3,518,466	93.9%
Total with adjustment or at market value	16,026	3,518,466	—	3,534,492	93.9%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	229,443	—	—	229,443	6.1%
Total gross	245,469	3,518,466	—	3,763,935	100.0%
Reinsurance ceded	19,495	—	—	19,495
Total, net	$225,974	$3,518,466	$—	$3,744,440

3. Deposit-type Contracts

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$20,412,008	$743,817	$721,943	$21,877,768	21.6%
At book value less current surrender charges of 5% or more	512	—	—	512	—%
At fair value	—	1,900,280	75,910,606	77,810,886	76.9%
Total with adjustment or at market value	20,412,520	2,644,097	76,632,549	99,689,166	98.5%
At book value without adjustment (minimal or no charge adjustment)	1,212,960	82,646	—	1,295,606	1.3%
Not subject to discretionary withdrawal	207,156	—	—	207,156	0.2%
Total gross	21,832,636	2,726,743	76,632,549	101,191,928	100.0%
Reinsurance ceded	2,619,339	—	—	2,619,339
Total, net	$19,213,297	$2,726,743	$76,632,549	$98,572,589

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$22,530,335	$826,435	$562,976	$23,919,746	27.8%
At book value less current surrender charges of 5% or more	624	—	—	624	—%
At fair value	—	1,840,942	58,483,791	60,324,733	70.2%
Total with adjustment or at market value	22,530,959	2,667,377	59,046,767	84,245,103	98.0%
At book value without adjustment (minimal or no charge adjustment)	1,352,656	91,826	(12)	1,444,470	1.7%
Not subject to discretionary withdrawal	218,306	—	—	218,306	0.3%
Total gross	24,101,921	2,759,203	59,046,755	85,907,879	100.0%
Reinsurance ceded	2,891,594	—	—	2,891,594
Total, net	$21,210,327	$2,759,203	$59,046,755	$83,016,285

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:
	2024	2023
General Account:
Annuities	$209,216	$225,974
Deposit-type contracts	19,213,296	21,210,327
Subtotal	19,422,512	21,436,301

Separate Account:
Annuities (excluding supplementary contracts)	83,040,381	65,328,333
Total	$102,462,893	$86,764,634

9. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reports assets and liabilities from the following product lines into a separate account:

• Individual Annuity Product
• Group Annuity Product

All the products are classified as separate accounts for the statutory financial statements. Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Empower Funds, Inc., formerly known as Great-West Funds, Inc., an open-end management investment company, which is a related party of the Company, and shares of other non-affiliated mutual funds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2024 and 2023, the Company’s separate account assets that are legally insulated from general account claims are $84.0 billion and $66.6 billion, respectively.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $0, $0, $0.2 million for the years ended December 31, 2024, 2023 and 2022 respectively. We paid $0, $0, $0, separate account guarantees by the general account for the years ending December 31, 2024, 2023 and 2022 respectively.

The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. The Company did not have securities on loan for the periods ended December 31, 2024, and December 31, 2023 respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the CT Department.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The following tables provide information about the Company's separate accounts:

	Year Ended December 31, 2024
	Non-indexed guarantee less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$18,927,273	$—	$296,642	$19,223,915

Reserves:
For accounts with assets at:
Fair value	7,242,068	—	75,211,191	82,453,259
Amortized cost	—	—	587,123	587,123
Total reserves	$7,242,068	$—	$75,798,314	$83,040,382

By withdrawal characteristics:
With fair value adjustment	—	—	587,123	587,123
At fair value	6,415,604	—	75,211,191	81,626,795
At book value without fair value adjustment and with current surrender charge of less than 5%	826,463	—	—	826,463
Subtotal	7,242,067	—	75,798,314	83,040,381
Not subject to discretionary withdrawal	—	—	—	—
Total	$7,242,067	$—	$75,798,314	$83,040,381

	Year Ended December 31, 2023
	Non-indexed guaranteed less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$4,881,268	$—	$10,926,591	$15,807,859

Reserves
For accounts with assets at:
Fair value	6,308,879	—	58,455,424	64,764,303
Amortized cost	—	—	564,042	564,042
Total reserves	6,308,879	—	59,019,466	65,328,345

By withdrawal characteristics:
With fair value adjustment	—	—	564,042	564,042
At fair value	5,391,560	—	58,455,424	63,846,984
At book value without fair value adjustment and with current surrender charge of less than 5%	917,319	—	—	917,319
Subtotal	6,308,879	—	59,019,466	65,328,345
Not subject to discretionary withdrawal	—	—	—	—
Total	$6,308,879	$—	$59,019,466	$65,328,345

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2024	2023	2022
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$296,642	$767,221	$967,971
Transfers from separate accounts	(470,288)	(1,023,535)	(864,971)
Net transfers to separate accounts	$(173,646)	$(256,314)	$103,000
Reconciling adjustments:
Net transfer of reserves to separate accounts	(653,009)
Adjustments reflected in the amended annual statements	19,859	16,960	—
For separate account assets subject to the novation disclosed in the prior year note 18, the transfer to the general account is offset by the impact of the novation to Prudential Insurance	—	—	169,472
Net transfers as reported in the Statements of Operations	$(806,796)	$(256,314)	$272,472

10. Capital and Surplus, Dividend Restriction and Other Matters

In September 2014, the Company received a $245.0 million, capital contribution from its previous parent, Prudential Insurance, in the form of an asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245.0 million to its previous parent, Prudential Insurance. The asset-backed note bears interest at a rate of 0.20% per annum and matures in April 2029. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity. The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets. As of December 31, 2024, no principal payments have been received or are currently due on the asset-backed note.

In the fourth quarter of 2014, the Company received a $255.0 million capital contribution from its previous parent, Prudential Insurance, in the form of two asset-backed notes. Upon receipt of the asset-backed notes, the Company made a cash payment of $255.0 million to its previous parent, Prudential Insurance. The asset-backed notes bear interest at a rate of 0.20% per annum and mature in April and November 2029. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets. As of December 31, 2024, no principal payments have been received or are currently due on the asset-backed notes.

In the first quarter of 2022, one of the asset-backed notes issued in the fourth quarter of 2014 matured prior to the Prudential acquisition. The note was replaced with a comparable note with nearly identical terms, albeit following the acquisition, for an equivalent $130.0 million which will mature in 2029. In addition, the other two asset-backed notes held by the Company with aggregate values of $370.0 million were amended in connection with the acquisition and now mature in 2028 and 2029, respectively.

The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Connecticut, without prior approval of the Insurance Commissioner, is limited to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative. During the years ended December 31, 2024, 2023 and 2022, the Company paid dividends to its parent EAICA and previous parent, Prudential Insurance, totaling $0 million, $459.0 million and $150.0 million respectively.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The portion of unassigned deficit (surplus) represented by each of the following items is:

	December 31,
	2024	2023
Unrealized gains	$31,888	$107,040
Non-admitted assets	319,333	293,719
Asset valuation reserve	233,038	155,553
Surplus as regards reinsurance	179,514	217,396

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The CT Department requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

11. Federal income taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$392,769	$20,626	$413,395	$381,425	$11,135	$392,560	$11,344	$9,491	$20,835
Valuation allowance adjustment	—	(20,626)	(20,626)	—	(11,135)	(11,135)	—	(9,491)	(9,491)
Adjusted gross deferred tax asset	392,769	—	392,769	381,425	—	381,425	11,344	—	11,344
Deferred tax assets non-admitted	(291,974)	—	(291,974)	(258,007)	—	(258,007)	(33,967)	—	(33,967)
Net admitted deferred tax asset	100,795	—	100,795	123,418	—	123,418	(22,623)	—	(22,623)
Gross deferred tax liabilities	(100,795)	—	(100,795)	(123,418)	—	(123,418)	22,623	—	22,623
Net admitted deferred tax asset	$—	$—	$—	$—	$—	$—	$—	$—	$—

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101

		December 31, 2024			December 31, 2023			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal incomes taxes paid in prior years recoverable through loss carrybacks	—	—	—	—	—	—	—	—	—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	—	—	—		—	—	—	—	—
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date		—	—		—	—	—	—	—
	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	156,700	—	—	128,121	—	—	28,579
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	100,795	—	100,795	123,418	—	123,418	(22,623)	—	(22,623)
	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$100,795	$—	$100,795	$123,418	$—	$123,418	$(22,623)	$—	$(22,623)

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	745.88%	757.21%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,044,669	$854,140

The following table presents the impact of tax planning strategies:

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$392,769	$—	$381,425	$—	$11,344	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$100,795	$—	$123,418	$—	$(22,623)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year ended December 31,
Current income tax	2024	2023	Change
Federal	$39,829	$49,883	$(10,054)
Foreign	—	—	—
Federal income tax (benefit) expense on net capital gains	(16,442)	(36,724)	20,282
Other	—	—	—
Total	$23,387	$13,159	$10,228

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred Income Tax Assets:	2024	2023	Change
Ordinary:
Insurance reserves	$6,480	$6,564	$(84)
Invested assets	21,071	35,987	(14,916)
Nonadmitted assets	5,744	6,288	(545)
Net operating loss carry-forward	41,504	32,291	9,213
Tax credit carry-forward	63,710	25,185	38,525
Intangibles	254,259	274,846	(20,587)
Other	—	263	(263)
Subtotal	392,769	381,425	11,344

Nonadmitted	291,974	258,007	33,967
Total admitted ordinary DTA	100,795	123,418	(22,623)

Capital:
Invested assets	—	—	—
Capital loss carryforward	20,626	11,135	9,491
Subtotal	20,626	11,135	9,491

Statutory valuation allowance adjustment	20,626	11,135	9,491
Nonadmitted	—	—	—
Total admitted DTA	$100,795	$123,418	$(22,623)

Deferred Income Tax Liabilities:
Ordinary:
Invested assets	$99,582	$121,175	$(21,593)
Other deferred tax liabilities	1,213	2,243	(1,030)
Subtotal	100,795	123,418	(22,623)

Capital:
Invested assets	—	—	—
Unrealized capital (gains)/ losses	—	—	—
Subtotal	—	—	—

Total DTLs	$100,795	$123,418	$(22,623)

Net admitted deferred income tax asset (liability)	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2024	2023	Change
Total deferred income tax assets	$392,769	$381,425	$11,344
Total deferred income tax liabilities	(100,795)	(123,418)	22,623
Net deferred income tax asset	$291,974	$258,007	$33,967
Tax effect of unrealized capital gains			19,977
Change in net deferred income tax			$53,944

	December 31,
	2023	2022	Change
Total deferred income tax assets	$381,425	$317,979	$63,445
Total deferred income tax liabilities	(123,418)	(143,899)	20,481
Net deferred income tax asset	$258,007	$174,080	$83,926
Surplus transferred associated with contracts novated to parent			—
Tax effect of unrealized capital losses			(5,392)
Change in net deferred income tax			$78,535

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2024	2023
Income tax expense at statutory rate	$37,856	$29,455

Ceding commission	(7,955)	(10,324)
Dividends received deduction	(33,524)	(32,411)
Tax adjustment for IMR	(6,583)	(4,116)
Change in statutory valuation allowance adjustment	9,491	4,352
Tax credits	(12,352)	(10,062)
Prior year adjustment	(9,416)	(18,943)
Tax benefit on capital gain/(loss)	(12,578)	(27,627)
Tax effect of non-admitted assets	1,754	2,950
Other	2,749	1,350
Total	$(30,557)	$(65,376)

	2024	2023
Federal income taxes incurred	$23,387	$13,159
Change in net deferred income taxes	(53,944)	(78,535)
Total income taxes	$(30,557)	$(65,376)

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
As of December 31, 2024, the Company had $197.6 million of net operating loss carryforward available for tax purposes. The following table breaks down available net operating loss carryforward by year:

Tax Year	Expiration	Loss
2023	N/A	$130,141
2024	N/A	67,496

As of December 31, 2024, the Company had foreign tax credit carryforwards of $26.7 million. The following table breaks down foreign tax credit carryforward by year:

Tax Year	Expiration	Credit Generated
2023	2034	$13,482
2024	2035	13,263

As of December 31, 2024, the Company had $98.2 million of capital loss carryforward available for tax purposes. The following table breaks down capital loss carryforward by year:

Tax Year	Expiration	Capital Loss Generated
2022	2028	$25,971
2023	2029	25,632
2024	2030	46,616

The Company's federal income tax return is not consolidated with any other entities.

The Company has no income taxes incurred available for recoupment.

There are no deposits admitted under Section 6603 of the Internal Revenue Service Code.

The Company determines income tax contingencies in accordance with SSAP No. 5 Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5 contingencies during 2024 or 2023. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2024 and 2023 was $20.6 million and $11.1 million respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to use the capital loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company's capital loss carryforward DTA.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax ("CAMT"). The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

Gross AMT Credit Recognized as: Current year recoverable	$—
Gross AMT Credit Recognized as: Deferred tax asset (DTA)	36,963
Beginning Balance of AMT Credit Carryforward	14,289
Amounts Recovered	—
Adjustments	22,675
Ending Balance of AMT Credit Carryforward (5=2-3-4)	36,963
Reduction for Sequestration	—
Nonadmitted by Reporting Entity	36,963
Reporting Entity Ending Balance (8=5-6-7)	$—

The Company does not have any foreign operations as of the period ended December 31, 2024 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
12. Commitments and Contingencies

Future Contractual Obligations

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amount of these unfunded commitments at December 31, 2024 was $779.7 million all of which was due within one year, of which $659.3 million was related to limited partnership interests. Related party transactions comprise $112.2 million of the unfunded limited partnership interests at December 31, 2024.

In December 2009, the Company became a member of the FHLB of Boston. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2024, the Company had an estimated maximum borrowing capacity of approximately $193.0 million. All borrowings must be collateralized and the amount available to borrow is based on the type of assets pledged. No amounts were borrowed as of December 31, 2024 and 2023. Additionally, the Company was required to purchase FHLB of Boston stock and, at December 31, 2024 and 2023, owns $5.2 million and $5.2 million, respectively, of Class B stock which are currently eligible for redemption.

Contingencies

In December 2022, a North Carolina-based insurance company and its affiliates were ordered into rehabilitation, and the North Carolina Commissioner of Insurance, who was appointed as the Rehabilitator, filed petitions for liquidation with the Superior Court of Wake County, North Carolina. Under North Carolina law, payment of covered claims and other related insurance obligations are provided, within prescribed limits, by state guaranty associations. These guaranty associations assess fees on insurance companies that sell insurance within the state to meet these obligations, which are generally based on each company's pro rata portion of average premiums written or received for several years prior to the insolvency.

In the fall of 2024, a formal order of liquidation was issued against the insolvent companies, effective November 30, 2024. As a result, the Company has received assessments from a majority of the guaranty associations in each state that are responsible for policyholder claims of the insolvent companies. Accordingly, in the fourth quarter of 2024, the Company accrued an estimated loss totaling $44.6 million. The Company submitted payments to satisfy these assessments as requests for payment were received from the guaranty associations.

However, for certain states, the Company has formally protested the amount of the assessment with the appropriate guaranty associations and intends to pursue a refund through the established protest process. There is no guarantee that the Company will receive any refunds. However, if the Company does receive notification that it is due a refund from any of the guaranty associations, it will account for such refund upon receiving such notification.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company and certain of its subsidiaries are defendants in legal actions, including a class action, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will continue to vigorously defending these actions. The Company is also involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

13. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2025, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2024

Investment income earned:
U.S. Government bonds	$2,037
Other bonds (unaffiliated)	608,599
Common stocks (unaffiliated)	433
Mortgage loans	148,052
Cash, cash equivalents and short-term investments	37,902
Derivative instruments	21,248
Other invested assets	27,208
Aggregate write-ins for investment income	4,492
Gross investment income	$849,971

Mortgage loans - Book value:
Commercial mortgages	$3,753,358

Mortgage loans by standing - Book value:
Good standing	$3,422,239
Good standing with restructured terms	331,119

Other long-term assets- Statement value	$432,471

Bonds and short-term investments by maturity and designation:
Bonds by maturity - Statement value:
Due within one year or less	$2,914,924
Over 1 year through 5 years	11,993,610
Over 5 years through 10 years	1,847,392
Over 10 years through 20 years	584,959
Over 20 years	107,870
Total by maturity	$17,448,755

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$10,545,531
NAIC 2	6,447,981
NAIC 3	356,724
NAIC 4	36,160
NAIC 5	62,294
NAIC 6	65
Total by NAIC designation	$17,448,755

Total publicly traded	$9,999,282
Total privately placed	$7,449,473

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2024

Common stocks - Market value	$5,150
Short-term investments - Book value	$4,410
Collar, swap and forward agreements open - Statement value	$97,267
Futures contracts open - Current value	$3,977

Cash on deposit	$122,261

Annuities:
Ordinary
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid Account Balance	$—
Deferred - Not Fully Paid Account Balance	$—

Group
Amount of Income Payable	$28,076
Deferred - Fully Paid Account Balance	$—
Deferred - Not Fully Paid Account Balance	$3,692,942

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$19,213,296
Dividend Accumulations - Account Balance	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):						
1.01 U.S. governments	101,127,647	0.444	101,127,647		101,127,647	0.444
1.02 All other governments	350,126,407	1.536	350,126,407		350,126,407	1.536
1.03 U.S. states, territories and possessions, etc. guaranteed		0.000			0	0.000
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	2,432,085	0.011	2,432,085		2,432,085	0.011
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	439,964,004	1.931	439,964,004		439,964,004	1.931
1.06 Industrial and miscellaneous	16,204,088,806	71.107	16,204,088,806		16,204,088,806	71.107
1.07 Hybrid securities		0.000			0	0.000
1.08 Parent, subsidiaries and affiliates		0.000			0	0.000
1.09 SVO identified funds	346,458,132	1.520	346,458,132		346,458,132	1.520
1.10 Unaffiliated bank loans		0.000			0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000
1.12 Total long-term bonds	17,444,197,081	76.549	17,444,197,081	0	17,444,197,081	76.549
2. Preferred stocks (Schedule D, Part 2, Section 1):						
2.01 Industrial and miscellaneous (Unaffiliated)		0.000			0	0.000
2.02 Parent, subsidiaries and affiliates		0.000			0	0.000
2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3. Common stocks (Schedule D, Part 2, Section 2):						
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000			0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	5,150,000	0.023	5,150,000		5,150,000	0.023
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000			0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000			0	0.000
3.05 Mutual funds	0	0.000			0	0.000
3.06 Unit investment trusts	0	0.000			0	0.000
3.07 Closed-end funds	0	0.000			0	0.000
3.08 Exchange traded funds	0	0.000			0	0.000
3.09 Total common stocks	5,150,000	0.023	5,150,000	0	5,150,000	0.023
4. Mortgage loans (Schedule B):						
4.01 Farm mortgages	0	0.000			0	0.000
4.02 Residential mortgages	0	0.000			0	0.000
4.03 Commercial mortgages	3,783,485,400	16.603	3,783,485,400		3,783,485,400	16.603
4.04 Mezzanine real estate loans	0	0.000			0	0.000
4.05 Total valuation allowance	(30,127,186)	(0.132)	(30,127,186)		(30,127,186)	(0.132)
4.06 Total mortgage loans	3,753,358,214	16.471	3,753,358,214	0	3,753,358,214	16.471
5. Real estate (Schedule A):						
5.01 Properties occupied by company		0.000	0		0	0.000
5.02 Properties held for production of income		0.000	0		0	0.000
5.03 Properties held for sale		0.000	0		0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:						
6.01 Cash (Schedule E, Part 1)	122,260,687	0.537	122,260,687		122,260,687	0.537
6.02 Cash equivalents (Schedule E, Part 2)	903,852,699	3.966	903,852,700		903,852,700	3.966
6.03 Short-term investments (Schedule DA)	4,409,693	0.019	4,409,693		4,409,693	0.019
6.04 Total cash, cash equivalents and short-term investments	1,030,523,079	4.522	1,030,523,080	0	1,030,523,080	4.522
7. Contract loans	0	0.000	0		0	0.000
8. Derivatives (Schedule DB)	119,262,654	0.523	119,262,654		119,262,654	0.523
9. Other invested assets (Schedule BA)	432,473,095	1.898	432,471,188		432,471,188	1.898
10. Receivables for securities	3,300,141	0.014	3,300,141		3,300,141	0.014
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
13. Total invested assets	22,788,264,264	100.000	22,788,262,358	0	22,788,262,358	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2024
(To Be Filed by April 1)

Of The Empower Annuity Insurance Company

ADDRESS (City, State and Zip Code) Hartford , CT 06103-3509

NAIC Group Code 0769 NAIC Company Code 93629 Federal Employer's Identification Number (FEIN) 06-1050034

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 23,416,828,853

2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	FIRST AMERICAN FUNDS	MONEY MARKET FUND	$ 359,185,219	1.5 %
2.02	FEDERATED	MONEY MARKET FUND	$ 350,862,950	1.5 %
2.03	ISHARES	BOND	$ 346,458,132	1.5 %
2.04	DRA ADVISORS, INC.	MORTGAGE	$ 282,068,740	1.2 %
2.05	ING BANK NV	BOND	$ 245,000,000	1.0 %
2.06	AEW CAPITAL MANAGEMENT, L.P.	MORTGAGE	$ 224,131,124	1.0 %
2.07	MAPLETREE	MORTGAGE	$ 221,155,031	0.9 %
2.08	AXA REAL ESTATE INVESTMENT MANAGERS	MORTGAGE	$ 190,549,879	0.8 %
2.09	NESTLE HOLDINGS INC	BOND	$ 185,923,859	0.8 %
2.10	R.D. MERRILL COMPANY	MORTGAGE	$ 180,260,545	0.8 %

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

Bonds	1	2	Preferred Stocks	3	4
3.01 NAIC 1	$ 10,545,531,136	45.0 %	3.07 NAIC 1	$	0.0 %
3.02 NAIC 2	$ 6,447,980,944	27.5 %	3.08 NAIC 2	$	0.0 %
3.03 NAIC 3	$ 356,724,265	1.5 %	3.09 NAIC 3	$	0.0 %
3.04 NAIC 4	$ 36,160,237	0.2 %	3.10 NAIC 4	$	0.0 %
3.05 NAIC 5	$ 62,293,985	0.3 %	3.11 NAIC 5	$	0.0 %
3.06 NAIC 6	$ 64,602	0.0 %	3.12 NAIC 6	$	0.0 %

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$ 4,541,711,380	19.4 %
4.03	Foreign-currency-denominated investments	$ 1,321,072,585	5.6 %
4.04	Insurance liabilities denominated in that same foreign currency	$	0.0 %

SUPPLEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$ 4,168,206,487	17.8 %
5.02	Countries designated NAIC-2	$ 339,593,435	1.5 %
5.03	Countries designated NAIC-3 or below	$ 33,911,458	0.1 %

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
6.01	Country 1: United Kingdom	$ 878,864,139	3.8 %
6.02	Country 2: Netherlands	$ 699,187,282	3.0 %
	Countries designated NAIC - 2:		
6.03	Country 1: Mexico	$ 131,410,056	0.6 %
6.04	Country 2: Indonesia	$ 63,812,383	0.3 %
	Countries designated NAIC - 3 or below:		
6.05	Country 1: Global	$ 18,281,038	0.1 %
6.06	Country 2: Virgin British Isld	$ 15,630,420	0.1 %

		1	2
7.	Aggregate unhedged foreign currency exposure	$	0.0 %

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$	0.0 %
8.02	Countries designated NAIC-2	$	0.0 %
8.03	Countries designated NAIC-3 or below	$	0.0 %

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
9.01	Country 1:	$	0.0 %
9.02	Country 2:	$	0.0 %
	Countries designated NAIC - 2:		
9.03	Country 1:	$	0.0 %
9.04	Country 2:	$	0.0 %
	Countries designated NAIC - 3 or below:		
9.05	Country 1:	$	0.0 %
9.06	Country 2:	$	0.0 %

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	ING BANK NV	BOND	$ 245,000,000	1.0 %
10.02	BNP PARIBAS	BOND	$ 139,185,686	0.6 %
10.03	SUMITOMO MITSUI FINANCIAL GRP	BOND	$ 137,121,882	0.6 %
10.04	NATIXIS SA	BOND	$ 125,000,000	0.5 %
10.05	UBS GROUP AG	BOND	$ 120,285,865	0.5 %
10.06	CBRE INVESTMENT MANAGEMENT	MORTGAGE	$ 96,018,988	0.4 %
10.07	SIEMENS FINANCIERINGSMAT NV	BOND	$ 91,270,088	0.4 %
10.08	NTT FINANCE CORP	BOND	$ 90,522,840	0.4 %
10.09	MITSUBISHI UFJ FINANCIAL GROUP	BOND	$ 89,692,786	0.4 %
10.10	MIZUHO FINANCIAL GROUP INC	BOND	$ 88,860,533	0.4 %

SUPPLEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	0.0 %
11.03	Canadian-currency-denominated investments	$	0.0 %
11.04	Canadian-denominated insurance liabilities	$	0.0 %
11.05	Unhedged Canadian currency exposure	$	0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	0.0 %
	Largest three investments with contractual sales restrictions:		
12.03		$	0.0 %
12.04		$	0.0 %
12.05		$	0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	FIRST AMERICAN FUNDS	$ 359,185,219	1.5 %
13.03	FEDERATED	$ 350,862,950	1.5 %
13.04	PANAGORA HEALTHCARE LONG SHORT	$ 48,382,200	0.2 %
13.05	LEXINGTON CAPITAL PARTNERS X	$ 40,819,700	0.2 %
13.06	EMPOWER CLO LTD 2023-1A	$ 40,682,880	0.2 %
13.07	EMPOWER CLO LTD 2023-2A	$ 37,373,393	0.2 %
13.08	VINTAGE IX FUNDS	$ 31,478,458	0.1 %
13.09	37 CAPITAL CLO LTD 2023-1A	$ 27,449,872	0.1 %
13.10	BROOKFIELD INFRASTRUCTURE V	$ 27,158,092	0.1 %
13.11	EMPOWER CLO LTD 2024-1A	$ 22,880,298	0.1 %

SUPPLEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	0.0 %
14.04		$	0.0 %
14.05		$	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	FIRST AMERICAN FUNDS	$ 359,185,219	$ 359,185,219	$
14.07	FEDERATED	$ 350,862,950	$ 350,862,950	$
14.08	ISHARES	$ 346,458,132	$ 346,458,132	$
14.09	BLACKROCK LIQ FDS FEDFUND INST	$ 193,656,138	$ 193,656,138	$
14.10		$ 0	$	$
14.11		$ 0	$	$
14.12		$ 0	$	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	0.0 %
	Largest three investments in general partnership interests:		
15.03		$	0.0 %
15.04		$	0.0 %
15.05		$	0.0 %

SUPPLEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	COMMERCIAL	$ 282,068,740	1.2 %
16.03	COMMERCIAL	$ 224,131,124	1.0 %
16.04	COMMERCIAL	$ 221,155,031	0.9 %
16.05	COMMERCIAL	$ 190,549,879	0.8 %
16.06	COMMERCIAL	$ 180,260,545	0.8 %
16.07	COMMERCIAL	$ 154,492,378	0.7 %
16.08	COMMERCIAL	$ 141,557,680	0.6 %
16.09	COMMERCIAL	$ 129,168,797	0.6 %
16.10	COMMERCIAL	$ 128,568,019	0.5 %
16.11	COMMERCIAL	$ 121,028,537	0.5 %

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$	0.0 %
16.13	Mortgage loans over 90 days past due	$	0.0 %
16.14	Mortgage loans in the process of foreclosure	$	0.0 %
16.15	Mortgage loans foreclosed	$	0.0 %
16.16	Restructured mortgage loans	$ 333,777,104	1.4 %

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural	
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$	0.0 %	$	0.0 %	$	0.0 %
17.02	91 to 95%	$	0.0 %	$	0.0 %	$	0.0 %
17.03	81 to 90%	$	0.0 %	$	0.0 %	$	0.0 %
17.04	71 to 80%	$	0.0 %	$	0.0 %	$	0.0 %
17.05	below 70%	$	0.0 %	$ 3,753,358,211	16.0 %	$	0.0 %

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$	0.0 %
18.03		$	0.0 %
18.04		$	0.0 %
18.05		$	0.0 %
18.06		$	0.0 %

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$	0.0 %
	Largest three investments held in mezzanine real estate loans:		
19.03		$	0.0 %
19.04		$	0.0 %
19.05		$	0.0 %

SUPPLEMENT FOR THE YEAR 2024 OF THE Empower Annuity Insurance Company

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

	At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$	0.0 %	$	$	$
20.02 Repurchase agreements	$	0.0 %	$	$	$
20.03 Reverse repurchase agreements	$	0.0 %	$	$	$
20.04 Dollar repurchase agreements	$	0.0 %	$	$	$
20.05 Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned 1	Owned 2	Written 3	Written 4
21.01 Hedging	$	0.0 %	$	0.0 %
21.02 Income generation	$	0.0 %	$	0.0 %
21.03 Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01 Hedging	$ 16,679,915	0.1 %	$ 20,928,134	$ 19,689,191	$ 18,606,737
22.02 Income generation	$ 0	0.0 %	$ 0	$ 0	$ 0
22.03 Replications	$ 0	0.0 %	$ 0	$ 0	$ 0
22.04 Other	$ 52,353	0.0 %	$ 55,218	$ 52,187	$ 55,945

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

	At Year End 1	At Year End 2	At End of Each Quarter 1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01 Hedging	$ 1,307,600	0.0 %	$ 1,336,200	$ 324,800	$ 1,311,400
23.02 Income generation	$ 0	0.0 %	$ 0	$ 0	$ 0
23.03 Replications	$ 0	0.0 %	$ 0	$ 0	$ 0
23.04 Other	$ 0	0.0 %	$ 0	$ 0	$ 0

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features
As of and for the Year Ended December 31, 2024
Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2024 and 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(b)	N/A

(c)
(1) Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 24, 2024 on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(3) First Amendment to Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Incorporated by reference to Post-Effective Amendment No.31 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 24, 2024 on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(d)
(1) Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Active Life Certificate. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Active Life Certificate Rider Incorporated by reference to Post-Effective Amendment No. 9 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 14, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(e)
Application for Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(f)
(1) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 27, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended October 3, 2022. Incorporated by reference to Post-Effective Amendment No. 13 to N-4 Registration Statement No. 333- 199286 filed via EDGAR on April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(g)	N/A

(h)
(1) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 7 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 15, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Trust Agreement Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(4) Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(5) Addendum to Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement No. 333-162553, filed April 13, 2012 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(6) Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post- Effective Amendment No. 13 to Form N-4 Registration Statement No. 333-199286, filed April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(7) Participation Agreement Between Fidelity Distributors Company LLC and Empower Annuity Insurance Company. Incorporated by reference to Post-Effective Amendment No. 31 to form N-4 Registration Statement No. 333-139334, filed via EDGAR on April 24, 2023 on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(8) Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Empower Annuity Insurance Company. Filed herewith.

(i)	N/A

(j)	N/A

(k)	Consent and Opinion of Olga Zhivnitskaya, Counsel, as to the legality of the securities being registered. Filed herewith.

(l)	Written consent of Deloitte & Touche LLP. Filed herewith.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

(q)	N/A

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and major officers of Empower Annuity Insurance Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Richard Linton (2)	Director & Chairman
Jonathan Kreider (1)	Director & Executive Vice President
Mary Maiers (1)	Director & Vice President
Tina Wilson (1)	Director & Executive Vice President
Harry Dalessio (3)	Director & Executive Vice President
Christine Moritz (1)	President & Chief Executive Officer
Kara Roe (1)	Chief Financial Officer & Controller
Jack Brown (1)	Chief Investment Officer
KC Waldron (1)	Chief Compliance Officer
Christine Dugan (1)	Chief Actuary
Kelly Noble (1)	General Counsel and Chief Legal Officer
Zach Meier (1)	Vice President, Risk Management
Vanessa Barker (1)	Treasurer & Vice President
Ryan Logsdon (1)	Deputy General Counsel & Corporate Secretary
Douglas Peterson (1)	Chief Information Security Officer
Jeffrey Boschen (4)	Senior Vice President
Jennifer Nyhouse (1)	Senior Vice President
Jonathan Bartholomew (3)	Vice President
Kelly New (1)	Vice President
Jacob Cannon (1)	Head of Commercial Mortgage Lending
John Clouthier	Vice President & Assistant Treasurer
Brockett Hudson (1)	Assistant Secretary
Palak Patel (1)	Assistant Secretary
David Larsen (1)	Assistant Secretary

(1)    8515 E. Orchard Road, Greenwood Village, CO 80111
(2)    100 Federal Street 18th Floor, Boston, MA 02110
(3)    280 Trumbull Street, Hartford, CT 06103
(4)    11500 Outlook Street, Overland Park, KS 66211

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Empower Annuity Insurance Company (“Empower”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWLA”), a stock life insurance company organized under the laws of Colorado. GWLA is an indirect subsidiary of Power Corporation of Canada.
Empower may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: EAIC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.
In addition, Empower and the Registrant may be deemed to be under common control with other entities that are direct or indirect subsidiaries of Power Corporation of Canada.
Organizational Chart - December 31, 2024
I.    OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
    99.999% - Pansolo Holding Inc.

            52.0922% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2024, 589,948,328, Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,138,556,988.

Pansolo Holding Inc. owns directly and indirectly 45,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 593,099,152 or 52.0922% of the total voting rights attached to the shares of PCC.

II.    OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.    Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)

Power Corporation of Canada
    100.0% - Power Financial Corporation
    68.174% - Great-West Lifeco Inc.
    100.0% - Great-West Financial (Nova Scotia) Co.
    100.0% - Great-West Lifeco U.S. LLC
        100.0% - Great-West Services Singapore I Private Limited
            100.0% - Great-West Services Singapore II Private Limited
                99.0% - Empower Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
            1.0% - Empower Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
         99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
        100.0% - Great-West Lifeco U.S. Holdings, LLC
            1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
        100.0% - Empower Enterprise Philippines, Inc.
        100.0% - EPR, LLC
        100.0% - Empower Holdings, LLC
             100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)

                100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
                100.0% - Empower Financial Services, Inc.
                100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)
                100.0% - Lottery Receivable Company One LLC
                100.0% - Empower Stock Plan Services, LLC
                100.0% - Empower Insurance Agency, LLC
                100.0% - Empower Annuity Insurance Company
                    100.0% - Empower Securities Holdings II, Inc.
                     99.0% - Comosa Reit, L.P.
                    100.0% - Comosa GP, LLC
                        1.0% - Comosa Reit, L.P.
                100.0% - TBG Insurance Services Corporation
                    100.0% MC Insurance Agency Services, LLC
                        50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)
                     50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
                100.0% - Empower Personal Wealth, LLC
                    100.0% - Personal Capital Services Corporation
         99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
        100.0% - Empower Securities Holdings, LLC
        100.0% - Empower Services Holdings US, LLC
                    100.0% - Empower Capital Management, LLC
                    100.0% - Empower Trust Company, LLC
                    100.0% - Empower Advisory Group, LLC
                    100.0% - Empower Retirement, LLC
                        100.0% - Empower Retirement Puerto Rico, LLC
                    100.0% - PAFI, LLC
                        100.0% PAFL, LLC
                        100.0% - PanAgora Holdings, Inc.
                            100.0% - PanAgora Asset Management, Inc.
                                100.0% - PanAgora Asset Management GP, LLC
                                    96.79% PanAgora Healthcare Long-Short Fund, LP

B.    The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - Power Financial Corporation

    68.174% - Great-West Lifeco Inc.
        14.03% - Sagard Holdings Management Inc. (12.74% equity)
        19.80% - Power Sustainable Manager Inc.
            100.0% - Power Sustainable Lios Inc.
            100.0% - Power Sustainable Manager US, Inc.
                100.0% - Power Sustainable Infrastructure Credit, LLC
            100.0% - Power Sustainable Energy Infrastructure Inc.
    100.0% - Great-West Lifeco LRCN Trust
    100.0% - Great-West Lifeco U.S. LLC
        100.0% - Great-West Lifeco US Finance 2019 I, LLC
        100.0% - Great-West Lifeco US Finance 2019 II, LLC
        100.0% - Great-West Lifeco Finance 2019, LLC
        100.0% - Great-West Lifeco Finance 2019 II, LLC
        100.0% - GW Lifeco U.S. Finance 2020, LLC
        100.0% - Empower Finance 2020, LLC
         1.0% - Great-West Lifeco U.S. Finance 2020, LP (99.0% owned by Great-West Lifeco Inc.)
         1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
         1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco Inc.)
     99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
        100.0% - GW Lifeco US Finance 2020 5 Year, LLC
     99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
        100.0% - Great-West Lifeco Finance 2018, LLC
        100.0% - Great-West Lifeco Finance 2018 II, LLC
     99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
        100.0% - Empower Finance 2020 A, LLC
        100.0% - Empower Finance 2020 B, LLC
        100.0% - Empower Finance 2020 C, LLC
     99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
         40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
        100.0% - Great-West Lifeco Finance 2017, LLC
         99.0% - Great-West Lifeco U.S. Finance 2019, LP (1% owned by 2142540 Ontario Inc.)
            100.0% - Great-West Lifeco U.S. Finance 2019, LLC
    100.0% - 2142540 Ontario Inc.
        1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
        1.0% - Great-West Lifeco US Finance 2019, LP (99% owned by Great-West Lifeco Inc.)
    100.0% - Empower Finance UK 2021 Limited
        100.0% - Empower Finance Swiss 2021 GmbH
     18.5% - Portag3 Ventures LP
     29.3% - Springboard II LP
     33.3% - Portag3 Ventures II Affiliates LP

        33.3% - Portag3 Ventures II LP
        33.3% - Portag3 Ventures II International Investments Inc.
    100.0% - 14653998 Canada Inc.
    100.0% - 15422922 Canada Inc.
    100.0% - 6109756 Canada Inc.
    100.0% - 6922023 Canada Inc.
     20.0% - 11249185 Canada Inc.
     20.0% - Armstrong LP (80.0% owned by 11249185 Canada Inc.)
        49.9% - Northleaf Capital Group Ltd.
            100.0% - Northleaf Capital Partners Ltd.
                100.0% - Northleaf PPP GP Ltd.
                100.0% - Northleaf Secondary Partners III GP Ltd.
                 49.0% - Northleaf NCO (US) GP Ltd.
                100.0% - Northleaf Capital Partners US GP LLC
                 49.0% - NICP IV GP Ltd.
                100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
                 49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
                 49.0% - Northleaf Private Credit III GP Ltd.
                 49.0% - NSPC-L Holdings II GP Ltd.
                 49.0% - Northleaf Private Equity VIII GP Ltd.
                100.0% - Northleaf Crescendo Holdings GP LLC
                100.0% - Northleaf Small Cell GP Ltd.
                100.0% - NCP Terminals GP Ltd.
                100.0% - Northleaf NICP III GP LLC
                100.0% - Northleaf Music Copyright Ventures GP Ltd.
                 49.0% - NEIF GP Ltd.
                100.0% - Northleaf Strategic Capital GP Ltd.
                 49.0% - Northleaf Global Private Equity GP Ltd.
                100.0% - NICP I NWP US GP LLC
                100.0% - NCP NWP US GP Ltd.
                 49.0% - Northleaf NICP III GP Ltd.
                100.0% - NCP US Terminals GP LLC
                 49.0% - NPCO GP Ltd.
                 49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
                 49.0% - NPC II Holdings GP Ltd.
                100.0% - NCP Canadian Breaks GP LLC
                100.0% - Northleaf Vault Holdings GP Ltd.
                100.0% - NSPC-L GPC Ltd.
                100.0% - NCP CSV Holdings GP Ltd.
                100.0% - Northleaf Capital Advisors Ltd.

                100.0% - Northleaf Trustees Limited
                100.0% - Northleaf PE GP Ltd.
                 49.0% - Northleaf Growth Fund GP Ltd.
                100.0% - Northleaf Capital Partners (Canada) Ltd.
                    100.0% - Northleaf Class C Sub Holdings Ltd.
                    100.0% - Northleaf Capital Partners Japan KK
                    100.0% - Northleaf SH288 GP Ltd.
                    100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
                    100.0% - Northleaf Capital Partners (UK) Limited
                     49.0% - Northleaf NICP II GP Ltd.
                    100.0% - Northleaf Class C Holdings GP Ltd.
                    100.0% - Northleaf Capital Partners (USA) Inc.
                100.0% - Annex Fund GP Ltd.
                100.0% - Northleaf Capital Partners GP Ltd.
                    100.0% - SW Holdings GP Ltd.
                100.0% - NICP IV GP LLC
                 49.0% - Northleaf Global Private Equity Holdings GP Ltd.
                100.0% - NPC III RN (Canada) GP Ltd.
                100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
                100.0% - Northleaf Millennium Holdings (US) GP Ltd.
                100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
                 49.0% - Northleaf Secondary Partners IV GP Ltd.
                 49.0% - Northleaf Star Holdings GP Ltd.
                100.0% - Northleaf Star GPC Ltd.
                 49.0% - Northleaf Private Credit GP Ltd.
                100.0% - NPC GPC Ltd.
                100.0% - Northleaf Lal Lal Holdings GP Ltd.
                    100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
                100.0% - NPC II GPC Ltd.
                100.0% - NSPC GPC Ltd.
                 49.0% - NSPC GP Ltd.
                 49.0% - NSPC-L GP Ltd.
                 49.0% - NSPC-L Holdings GP Ltd.
                 49.0% - NPC I Holdings GP Ltd.
                 49.0% - Northleaf Private Credit II GP Ltd.
                 49.0% - Northleaf NCO GP Ltd.
                100.0% - NSPC International GP Ltd.
                100.0% - NSPC-L International GP Ltd.
                    63.17% - Northleaf Capital Holdings Ltd.
                100.0% - Northleaf PE Holdings GP Ltd.

                100.0% - Northleaf Capital Partners GP II Ltd.
                    49.0% - Northleaf NICP II Holdings GP Ltd.
    100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
        99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
            100.0% - Great-West US RE Holdings, Inc.
                100.0% - CL Burlingame, LLC
                100.0% - CL 25 North LLC
                    10.0% - 25 North Investors, LLC
                        100.0% - 25 North Investors SPE1, LLC
                        100.0% - 25 North Investors SPE3, LLC
                        100.0% - 25 North Investors SPE4-9, LLC
                100.0% - Great-West US RE Acquisition, LLC
                100.0% - EW GP Fund I LLC
                    100.0% - CL EVOX LLC
                        10.0% - EVOX Holdings LLC
                            100.0% - EVOX Holdings II LLC
                                100.0% - EVOX NJ Edison 65 LLC
                            100.0% - EVOX TRS LLC
                            100.0% - EVOX TN Smyrna 2699 LLC
                            100.0% - EVOX TX Sugar Land 12510 LLC
                            100.0% - EVOX OR Hillsboro 3550 LLC
                            100.0% - EVOX CA Oceanside 4665 LLC
                            100.0% - EVOX CA Fremont 43990 LLC
                            100.0% - EVOX AZ Chandler 800 LLC
                            100.0% - EVOX AZ Chandler Airpark LLC
                            100.0% - EVOX CO Centennial LLC
                100.0% - EW GP Fund II LLC
                100.0% - EW GP Fund I Managing Member LLC
         99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
         41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
            100.0% - GWL THL Private Equity II Inc.
            23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
                100.0% - Great-West Investors LLC
                    100.0% - Great-West Investors LP Inc.
                        99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                            100.0% - T.H. Lee Interests
                    100.0% - Great-West Investors GP Inc.
                        1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
                            100.0% - T.H. Lee Interests
         77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

            100.0% - Great-West US Direct Residential Holdings Inc.
                100.0% - GWL Direct 425 Trade LLC
                100.0% - GWL Direct 4471 + 4433 42nd LLC
                100.0% - GWL Direct 32 Cambridge LLC
            100.0% - Great-West US Direct RE Holdings Inc.
                100.0% - GWL Direct 650 Almanor LLC
                100.0% - GWL Direct 345 Cessna LLC
                100.0% - GWL Direct 1925 Grove LLC
                100.0% - CL GFP LLC
                    10.0% - GFP CL Holdings LLC
                        100.0% - GFP CL Maspeth 55-30, LLC
                100.0% - GWL Direct 1 Bulfinch Place LLC
                100.0% - Great-West US Direct RE Acquisition LLC
                100.0% - GWL Direct 851 SW 34th LLC
                100.0% - GWL Direct 12100 Rivera LLC
                100.0% - GWL Direct 3209 Lionshead LLC
                100.0% - GWL Direct 18701-18901 38th LLC
                100.0% - GWL Direct 12900 Airport LLC
                100.0% - GWL Direct 25200 Commercentre LLC
                100.0% - GWL Direct 351-353 Maple LLC
                100.0% - GWL Direct 260 Ace-5725 Amelia LLC
                100.0% - GWL Direct 9485 Hwy 42 LLC
                100.0% - GWL Direct Moonachie LLC
                100.0% - GWL Direct 4785 Fulton LLC
                100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
                100.0% - GWL Direct 11077 Rush LLC
                 96.0% - CL ACP Nassau, LLC
                    100.0% - EW Direct 1Nassau LLC
        100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
                100.0% - GWL U.S. Property Fund LP LLC
                100.0% - GWLRA GP LLC
                    100.0% - GWL Plus GP LLC
                    100.0% - GWL Plus II GP LLC
                    100.0% - GWL GP LLC
                    100.0% - GWL REI GP LLC
                    100.0% - GWL RES GP LLC
                     0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
                     0.01% - CL US Property Feeder II LP (99.99% owned by Empower Annuity Insurance Company of America)

            100.0% - RA Real Estate Inc.
                0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
                    100% - RMA Properties Ltd.
                    100% - RMA Properties (Riverside) Ltd.
            100.0% - GWLRA Residential Value Fund I (Employee Feeder) GP Inc.
                1.0% - GWLRA Residential Value Fund I (Employee Feeder) LP (99.0% owned by GWL Realty Advisors Inc.)
            100.0% - GWLRA Residential Value Fund I GP Inc.
                0.001% - GWLRA Residential Value Fund I LP (99.999% owned by GWL Realty Advisors Inc.)
                    100.0% - 1655 Haro (2024) GP Inc.
                         .001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                            100.0% - 1655 Haro (2024) Nominee Inc.
                    99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.)
                        100.0% - 1655 Haro (2024) Nominee Inc.
                    100.0% - 2220 Marine (2024) GP Inc.
                        .001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                            100.0% - 2220 Marine (2024) Nominee Inc.
                    99.999% - 2220 Marine (2024) LP (.001% owned by 2020 Marine (2024) GP Inc.)
                        100.0% - 2220 Marine (2024) Nominee Inc.
                    100.0% - 2160 Lakeshore (2024) GP Inc.
                        .001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                            100.0% - 2160 Lakeshore (2024) Nominee Inc.
                    99.999% - 2160 Lake Shore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)
                        100.0% - 2160 Lakeshore (2024) Nominee Inc.
            100.0% - GWL Realty Advisors Residential Inc.
            00.0% - 2278372 Ontario Inc.
            100.0% - 100039744 Ontario Inc.
            99.999% - GWLRA Residential Value Fund I LP (.001% owned by GWLRA Residential Value Fund I GP Inc.
                 100.0% - 1655 Haro (2024) GP Inc.
                               .001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                         100.0% - 1655 Haro (2024) Nominee Inc.
                 99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.
                    100.0% - 1655 Haro (2024) Nominee Inc.
                100.0% - 2220 Marine (2024) GP Inc.
                    001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                        100.0% 2220 Marine (2024) Nominee Inc.
                99.999% - 2220 Marine (2024) LP (.001% owned by 2220 Marine (2024) GP Inc.)
                    100.0% - 2220 Marine (2024) Nominee Inc.

             100.0% - 2160 Lakeshore (2024) GP Inc.
                    001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.)
                        100.0% - 2160 Lakeshore (2024) Nominee Inc.
                99.999% - 2160 Lakeshore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)
                     100.0% - 2160 Lakeshore (2024) Nominee Inc.
            99.999% - GWLRA Residential Value Fund I (Employee Feeder) LP (.001% owned by GWLRA Residential Value Fund I (Employee Feeder) GP Inc.
            49.975% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund Carry GP Inc. and 49.995% owned by The Canada Life Assurance Company)
         80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
        100.0% - 200 Graham Ltd.
        100.0% - 801611 Ontario Limited
        100.0% - 1213763 Ontario Inc.
            99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
        100.0% - Kings Cross Shopping Centre Ltd.
        100.0% - 681348 Alberta Ltd.
        50.0% - 3352200 Canada Inc.
        100.0% - 1420731 Ontario Limited
         60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
        100.0% - 1455250 Ontario Limited
        100.0% - CGWLL Inc.
        100.0% - Canada Life Securities Ltd.
        100.0% - ClaimSecure Inc.
        100.0% - 14894821 Canada Inc.
            100.0% - Value Partners Group Inc.
                100.0% - Value Partners Investments Inc.
                100.0% - LP Insurance Services and Estate Planning Ltd.
                100.0% - LP Financial Planning Services Ltd.
        100.0% - 14888669 Canada Inc.
            100.0% - Investment Planning Counsel Inc.
                100.0% - IPC Estate Services Inc.
                100.0% - IPC Investment Corporation
                100.0% - IPC Securities Corporation
        100.00% - Canada Life Investment Management, Ltd.
             100.0% - Counsel Portfolio Corporation
         84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
         70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
        100.0% - The Walmer Road Limited Partnership
        100.0% - Laurier House Apartments Limited
        100.0% - Marine Promenade Properties Inc.
        100.0% - 2024071 Ontario Limited

            100.0% - 431687 Ontario Limited
                0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
        100.0% - High Park Bayview Inc.
            0.001% - High Park Bayview Limited Partnership
         99.999% - High Park Bayview Limited Partnership
         5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
            100% - Mountain Asset Management LLC
        100.0% - CLUS CDN-GP Co.
            0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
        100.0% - CLUS CDN Mgmt Holdings Ltd.
            100.0% - CLUS Mgmt Holdings Inc.
                100.0% - GW Property Services, LLC
        100.0% - RMA Realty Holdings Corporation Ltd.
            100.0% - 1995709 Alberta Ltd.
             2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
         97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
            100.0% - RMA American Realty Corp.
                1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
             99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
         99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)
            100.0% - RMA Properties Ltd.
            100.0% - RMA Properties (Riverside) Ltd.
    100.0% - KS Village (Millstream) Inc.
    100.0% - Trop Beau Developments Limited
    100.0% - GWLRA Residential Value Fund I Carry GP Inc.
        .001% - GWLRA Residential Value Fund I Carry LP (49.995% owned by The Canada Life Assurance Company and 49.975% owned by GWL Realty Advisors Inc.)
    49.995% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund I Carry GP Inc. and 49.975% owned by GWL Realty Advisors Inc.)
    100.0% - Kelowna Central Park Properties Ltd.
    100.0% - Kelowna Central Park Phase II Properties Ltd.
     62.0% - 1296 Station Street Properties Ltd. (38% owned by The Canada Life Insurance Company of Canada)
    100.0% - Saskatoon West Shopping Centres Limited
    97.31% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.68% owned by The Canada Life Insurance Company of Canada)
    100.0% - 7419521 Manitoba Ltd.
        0.02% - 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 2.68% owned by The Canada Life Insurance Company of Canada)
            100.0% - 7419539 Manitoba Ltd.
    100.0% - 1338988 B.C. Ltd.
    100.0% - 1319399 Ontario Inc.

    100.0% - 13369901 Canada Inc.
    100.0% - 4298098 Canada Inc.
    100.0% - 389288 B.C. Ltd.
    00.0% - Quadrus Investment Services Ltd.
    88.0% - Neighborhood Dental Services Ltd.
    100.0% - Quadrus Distribution Services Ltd.
    100.0% - Toronto College Park Ltd.
    100.0% - 185 Enfield GP Inc.
        0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
    99.99% - 185 Enfield LP (0.01% owned by 185 Enfield GP Inc.)
    100.0% - 320 McRae GP Inc.
        0.01% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
    99.99% - 320 McRae LP (0.01% owned by 320 McRae GP Inc.)
    100.0% - RA Investment 1 Holdings GP Inc.
        0.001% - RA Investment 1 Holdings LP (99.999% owned by The Canada Life Assurance Company)
            100.0% - One City Centre Property Inc.
    99.999% - RA Investment 1 Holdings LP (0.001% owned by RA Investment 1 Holdings GP Inc.)
    100.0% - RA Investment 9 Holdings GP Inc.
        0.001% - RA Investment 9 Holdings LP (99.999% owned by The Canada Life Assurance Company)
        100.0% - 1542775 Alberta Ltd.
        100.0% - 0813212 B.C. Ltd.
    99.999% - RA Investment 9 Holdings LP (0.001% owned by RA Investment 9 Holdings GP Inc.)
    00.0% - RA Investment 10 Holdings GP Inc.
        0.001% - RA Investment 10 Holdings LP (99.999% owned by The Canada Life Assurance Company)
    99.999% - RA Investment 10 Holdings LP (0.001% owned by RA Investment 10 Holdings GP Inc.)
    100.0% - RA Investment 11 Holdings GP Inc.
        0.001% - RA Investment 11 Holdings LP (99.999% owned by The Canada Life Assurance Company)
            100.0% - 2020917 Albert Ltd.
    99.999% - RA Investment 11 Holdings LP (0.001% owned by RA Investment 11 Holdings GP Inc.)
100.0% - RA Investment 13 Holdings GP Inc.
        0.001% - RA Investment 13 Holdings LP (99.999% owned by The Canada Life Assurance Company)
    99.999% - RA Investment 13 Holdings LP (0.001% owned by RA Investment 13 Holdings GP Inc.)
    100.0% - RA Investment 14 Holdings GP Inc.
        0.001% - RA Investment 14 Holdings LP (99.999% owned by The Canada Life Assurance Company)
    99.999% - RA Investment 14 Holdings LP (0.001% owned by RA Investment 14 Holdings GP Inc.)
    80.0% - RA Investment 2 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)
            100.0% - 12111 Riverside Way Property Inc.
            100.0% - Lions Gate Business Park Property Inc.

    9.999% - RA Investment 2 Holdings LP (0.001% owned by RA Investment 2 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada)
    80.0% - RA Investment 3 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)
    79.999% - RA Investment 3 Holdings LP (0.001% owned by RA Investment 3 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada)
    85.0% - RA Investment 4 Holdings GP Inc. (15% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company)
    84.999% - RA Investment 4 Holdings LP (0.001% owned by RA Investment 4 Holdings GP Inc. and 15.0% owned by the Canada Life Insurance Company of Canada)
    87.5% - RA Investment 5 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
            100.0% - 10077 Grace Road Property Inc.
            100.0% - 0977221 B.C. Ltd.
            100.0% - Vaudreuil Shopping Centres Limited
    87.499% - RA Investment 5 Holdings LP (0.001% owned by RA Investment 5 Holdings GP Inc. and 12.5% owned by The Canada Life Insurance Company of Canada)
    87.5% - RA Investment 6 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
    87.499% - RA Investment 6 Holdings LP (0.001% owned by RA Investment 6 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada)
    87.5% - RA Investment 7 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
            100.0% - 2344701 Ontario Ltd.
            100.0% - 2356720 Ontario Ltd.
            100.0% - 555 Robson Holding Ltd.
    87.499% - RA Investment 7 Holdings LP (0.001% owned by RA Investment 7 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada)
    89.5% - RA Investment 8 Holdings GP Inc. (10.5% owned by The Canada Life Insurance Company of Canada)
        0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company)
            100.0% - 2331777 Ontario Ltd.
    99.499% - RA Investment 8 Holdings LP (0.001% owned by RA Investment 8 Holdings GP Inc. and 10.5% owned by the Canada Life Insurance Company of Canada)
    100.0% - Financial Horizons Group Inc.
        100.0% - Financial Horizons Incorporated
            100.0% - Continuum Financial Centres Inc.
            100.0% - TORCE Investment Management Inc.
    100.0% - Canada Life Capital Corporation, Inc.

        100.0% - 11658735 Canada Inc.
        100.0% - GLC Reinsurance Corporation
        100.0% - Canada Life International Holdings Limited
                100.0% - Canada Life UK Holdings Limited
                    100.0% - Stonehaven UK Limited
                100.0% - Canada Life Asset Management Limited
                100.0% - Canada Life Platform Limited
                    100.0% - Canada Life SIPP Trustee Limited
                    100.0% - Canada Life Platform Nominee Limited
                100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
                100.0% - Canada Life International Services Limited
                100.0% - Canada Life International Limited
                    100.0% - CLI Institutional Limited
                100.0% - The Canada Life Group (U.K.) Limited
                    100.0% - ILGWM Limited
                        100.0% - Clearview Investments & Pensions Limited
                        100.0% - Harvest Trustee Limited
                        100.0% - Harvest Financial Services Limited
                            100.0% - Conexim Advisors Limited
                        100.0% - Vestone Ltd.
                            100.0% - Cornmarket Group Financial Services Limited
                            100.0% - Cornmarket Civil and Public Sector Mastertrust dac
                                100.0% - Cornmarket Insurance Services Limited
                                100.0% - EIS Financial Services Limited
                                100.0% - K.D. Retirement Services Limited
                        100.0% - Unio Limited
                             100.0% - APT Workplace Pension Ltd.
                             100.0% - APT Wealth Management Ltd.
                                100.0% - APTFS Nominees Ltd.
                             100.0% - Unio Financial Services Limited
                                100.0% - ILP Pension Trustees DAC
                                    100.0% - Invesco Trustee AC
                                    100.0% - Acumen & Trust Pension Trustees dac
                                    100.0% - ILP Master Trustee dac
                                    100.0% - Irish Life Trustee Services Limited
                                    100.0% - Navigate Master Trustee dac
                    100.0% - Canada Life Irish Holding Company Limited
                        80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
                        24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)

                            100.0% - Summitas Holding GMbh
                             100.0% - Summitas MidCo GMbh
                             100.0% - Summitas Gruppe GMbh
                        26.9% - JDC Group AG
                            25.1% - einfach gut versichert GmbH
                            9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)
                                86.18% - Summitas Holding Gmbh
                                100.0% - Summitas MidCo Gmbh
                                100.0% - Summitas Gruppe Gmbh
                                    100.0% - BVUK. GmbH
                                    100.0% - Munchener Versicherungsmakler GmbH
                                    100.0% - EASIE Assekuranzmakler – AG
                                    100.0% - Dr. Ihlas GmbH
                                    100.0% - Confera GmbH
                                    100.0% - Confera Coverage Solutions GmbH
                                    100.0% - Eichhorn, Waltzock & Partner GmbH
                                        100.0% - Bago GmbH
                                    100.0% - Kamke Versicherungsmakler GmbH
                                    100.0% - VBH Versicherungsmakler GmbH
                                    100.0% - Policenwerk Assekuradeure GmbH & Co. KG
                                    100.0% - Seeliger & Co. GmbH
                                    100.0% - Wolf Assekuranz-Service GmbH
                            100.0% - Jung, DMS & Cie.AG
                                100.0% - Jung, DMS & Cie.Pro GmbH
                                100.0% - S-Fin Smart Finanzen GmbH
                                100.0% - Jung, DMS & Cie. Pro Service GmbH
                                100.0% - DFP Deutsche Finanz Portfolioverwaltung GmbH
                                100.0% - Plug-Insurance GmbH
                                100.0% - Fund Development and Advisory AG
                                100.0% - Morgen & Morgen GmbH
                                100.0% - Jung, DMS & Cie.Pool GmbH
                                    100.0% - JDC Geld,de GmbH
                                    100.0% - JDC plus GmbH
                                     25.0% - Incore Asset Management Solution
                                     50.0% - Opal Hard– und Software Consultung GmbH
                            100.0% - FINUM.Finanzhause AG
                            100.0% - FINUM.Pension Consulting GmbH
                            100.0% - FINUM.Private Finance AG (Germany)
                                100.0% - FVV – GmbH

                            100.0% - JDC Group Austria GmbH
                                100.0% - FINUM.Private Finance AG (Austria)
                                    100.0% - Jung, DMS & Cie. GmbH
                                    100.0% - Top-Finanziert GmbH
                        100.0% - CL Abbey Limited
                            20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)
                        100.0% - Canada Life Re Ireland dac
                            100.0% - Canada Life Dublin dac
                         50.0% - AIBJV Holdings Limited
                            100.0% - AIBJV dac
                        100.0% - Canada Life Group Services Limited
                        100.0% - Canada Life Europe Investment Limited
                            100.0% - Canada Life Europe Management Services Limited
                                21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
                            78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
                    100.0% - Irish Life Investment Managers Limited
                        100.0% - Summit Asset Managers Limited
                        100.0% - ILIM European Real Estate Fund General Partner SARL
                    100.0% - Setanta Asset Management Limited
                    100.0% - Canada Life Pension Managers & Trustees Limited
                    100.0% - Canada Life European Real Estate Limited
                    100.0% - Canada Life Trustee Services (U.K.) Limited
                    100.0% - CLFIS (U.K.) Limited
                        100.0% - Canada Life UK Staff Pension Trustee Limited
                    100.0% - Canada Life Limited
                         14.0% - Harbourside Leisure Management Company Limited
                         11.0% - St. Paul’s Place Management Company Limited
                         26.0% - ETC Hobley Drive Management Company Limited
                        100.0% - Synergy Sunrise (Wellington Row) Limited
                         76.0% - Radial Park Management Limited
                        100.0% - Canada Life (U.K.) Limited
                            100.0% - Canada Life Fund Managers (U.K.) Limited
                            100.0% - Canada Life Group Services (U.K.) Limited
                            100.0% - Canada Life Home Finance Trustee Limited
                        100.0% - Canada Life Irish Operations Limited
                        100.0% - Irish Life Group Limited
                            100.0% - Irish Life Ark Life Dublin dac
                            100.0% - ILHAWK Limited

                            100.0% - Vigo Health Limited
                            100.0% - Irish Life Health dac
                            100.0% - Irish Life Wellbeing Limited
                            100.0% - Irish Life Group Services Limited
                            100.0% - Irish Life Financial Services Limited
                                37.18% - Multiply.AI
                             49.0% - Affinity First Limited
                            100.0% - Irish Life Associate Holdings Unlimited Company
                            100.0% - Irish Life Assurance plc.
                                100.0% - Ilona Financial Group, Inc.
                                100.0% - Stephen Court Limited
                                100.0% - (2,3&4) Basement Company Limited
                                 66.66% - City Gate Park Administration Limited
                                 50.0% - Dakline Company Ltd.
                                 50.0% - Earlsfort Centre (Atrium) Limited
            100.0% - London Life and Casualty Reinsurance Corporation
                100.0% - London Life and Casualty (Barbados) Corporation
            100.0% - LRG (US), Inc.
                100.0% - Canada Life International Reinsurance Corporation Limited
                100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
                100.0% - Canada Life International Reinsurance (Barbados) Corporation
            100.0% - 4073649 Canada, Inc.
                100.0% - CL Luxembourg Capital Management S.á.r.l.
                100.0% - Canada Life Finance (U.K.) Limited
            100.0% - 8478163 Canada Limited
                100.0% - Canada Life Capital Bermuda Limited
            100.0% - 9983813 Canada Inc.
                100.0% - Canada Life Capital Bermuda III Limited
            100.0% - Canada Life Capital Bermuda II Limited
         77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
            100.0% - Great-West Investors LLC
                1 100.0% - Great-West Investors LP Inc.
                    99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                        100.0% - T.H. Lee Interests
                    100.0% - Great-West Investors GP Inc.
                        1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
                            100.0% - T.H. Lee Interests
        100.0% - The Canada Life Insurance Company of Canada
            2.68%- 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)

            100.0% - 6855572 Manitoba Ltd.
            100.0% - RA Investment 12 Holdings GP Inc.
                 0.001% - RA Investment 12 Holdings LP (99.999% owned by RA Investment 12 Holdings GP Inc.)
                    100.0% - 635 Broughton Street Property Inc.
                    100.0% - 615 Colborne Street Property Inc.
                    100.0% - 310 8th Street Property Inc.
             99.999% - RA Investment 12 Holdings LP (99.999% owned by The Canada Life Assurance Company)
             20.0% - RA Investment 2 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)
                0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)
                    100.0% - 12111 Riverside Way Property Inc.
                    100.0% - Lions Gate Business Park Property Inc.
             20.0% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 2 Holdings GP Inc.)
             20.0% - RA Investment 3 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)
                 0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company)
            20.0% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 3 Holdings GP Inc.)
            15.0% - RA Investment 4 Holdings GP Inc. (85% owned by The Canada Life Assurance Company)
                0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company)
            15.0% - RA Investment 4 Holdings LP (99.999% owned by RA Investment 4 Holdings GP Inc.)
            12.5% - RA Investment 5 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
                0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
                     100.0% - 10077 Grace Road Property Inc.
            12.5% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 5 Holdings GP Inc.)
            12.5% - RA Investment 6 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
                 0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
            12.5% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 6 Holdings GP Inc.)
            12.5% - RA Investment 7 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
                0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company)
            12.5% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 7 Holdings GP Inc.)
            10.5% - RA Investment 8 Holdings GP Inc. (89.5% owned by The Canada Life Assurance Company)
                 0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company)
             10.5% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 8 Holdings GP Inc.)

            100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
                56.0% - Capcorp Financial Corporation
                    100.0% - 16138063 Canada Ltd.
            94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
                100.0% - Mountain Asset Management LLC
            38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
            20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
            58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
                100.0% - GWL THL Private Equity II Inc.
                23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
                    100.0% - Great-West Investors LLC
                        100.0% - Great-West Investors LP Inc.
                            99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                                100.0% - T.H. Lee Interests
                            100.0% - Great-West Investors GP Inc.
                                1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
                                    100.0% - T.H. Lee Interests
             16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)
             30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
             23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)
                100.0% - Great-West US Direct Residential Holdings Inc.
                    100.0% - GWL Direct 425 Trade LLC
                    100.0% - GWL Direct 4471 + 4433 42nd LLC
                    100.0% - GWL Direct 32 Cambridge LLC
                    100.0% - GWL Direct 701 Rio Salado LLC
                    100.0% - Great-West US Direct Residential Acquisition LLC
                100.0% - Great-West US Direct RE Holdings Inc.
                    100.0% - GWL Direct 650 Almanor LLC
                    100.0% - GWL Direct 13055 Mississippi LLC
                    100.0% - GWL Direct 11 State LLC
                    100.0% - GWL Direct 345 Cessna LLC
                    100.0% - GWL Direct 1925 Grove LLC
                    100.0% - CL GFP LLC
                        10.0% - GFP CL Holdings LLC
                            100.0% - GFP CL Maspeth 55-30, LLC
                    100.0% - GWL Direct 1 Bulfinch Place LLC
                    100.0% - Great-West US Direct RE Acquisition LLC
                    100.0% - GWL Direct 851 SW 34th LLC
                    100.0% - GWL Direct 12100 Rivera LLC

                    100.0% - GWL Direct 3209 Lionshead LLC
                    100.0% - GWL Direct 18701-18901 38th LLC
                    100.0% - GWL Direct 12900 Airport LLC
                    100.0% - GWL Direct 25200 Commercentre LLC
                    100.0% - GWL Direct 351-353 Maple LLC
                    100.0% - GWL Direct 260 Ace-5725 Amelia LLC
                    100.0% - GWL Direct 9485 Hwy 42 LLC
                    100.0% - GWL Direct Moonachie LLC
                    100.0% - GWL Direct 4785 Fulton LLC
                    100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
                    100.0% - GWL Direct 11077 Rush LLC
                     96.0% - CL ACP Nassau, LLC
                        100.0% - EW Direct 1Nassau LLC
        100.0% - CL Capital Management (Canada), Inc.
        100.0% - Canada Life Mortgage Services Ltd.
        100.0% - Canada Life Capital Trust

C.    IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - Power Financial Corporation
    62.188% - IGM Financial Inc. (direct and indirect 66.056%)
        100.0% - Investors Group Inc.
            100.0% - Investors Group Financial Services Inc.
                100.0% - 11249142 Canada Inc.
            100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
            100.0% - Investors Syndicate Limited
            100.0% - Investors Group Securities Inc.
            100.0% - 16490336 Canada Inc.
            100.0% - I.G. Investment Management, Ltd.
                100.0% - Investors Group Corporate Class Inc.
                100.0% - Investors Syndicate Property Corp.
                100.0% - 0992480 B.C. Ltd.
                100.0% - 1081605 B.C. Ltd.
                100.0% - 11263552 Canada Inc.
                100.0% - 1000054111 Ontario Inc.
         100.0% - Mackenzie Inc.

            100.0% - Mackenzie Financial Corporation
                100.0% - Mackenzie Investments Europe Limited
                    100.0% - Mackenzie Investments Asia Limited
                100.0% - Mackenzie Investments Charitable Foundation
                100.0% - Strategic Charitable Giving Foundation
                100.0% - MMLP GP Inc.
                100.0% - Mackenzie Investments Corporation
                 27.8% - China Asset Management Co., Ltd.
                    100.0% - Shanghai China Wealth Management Co., Ltd.
                    100.0% - China Capital Management Co., Ltd.
                    100.0% - China Asset Management (Hong Kong) Limited
                    100.0% - China Equity Fund Management (Beijing) Co., Ltd.
             80.0% - 11249185 Canada Inc.
                     80.0% - Armstrong LP
                        49.9% - Northleaf Capital Group Ltd.
                                100.0% - Northleaf Capital Partners Ltd.
                                    100.0% - Northleaf PPP GP Ltd.
                                    100.0% - Northleaf Secondary Partners III GP Ltd.
                                     49.0% - Northleaf NCO (US) GP Ltd.
                                    100.0% - Northleaf Capital Partners US GP LLC
                                     49.0% - NICP IV GP Ltd.
                                    100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
                                     49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
                                     49.0% - Northleaf Private Credit III GP Ltd.
                                     49.0% - NSPC-L Holdings II GP Ltd.
                                     49.0% - Northleaf Private Equity VIII GP Ltd.
                                    100.0% - Northleaf Crescendo Holdings GP LLC
                                    100.0% - Northleaf Small Cell GP Ltd.
                                    100.0% - NCP Terminals GP Ltd.
                                    100.0% - Northleaf NICP III GP LLC
                                    100.0% - Northleaf Music Copyright Ventures GP Ltd.
                                     49.0% - NEIF GP Ltd.
                                    100.0% - Northleaf Strategic Capital GP Ltd.
                                     49.0% - Northleaf Global Private Equity GP Ltd.
                                    100.0% - NICP I NWP US GP LLC
                                     49.0% - Northleaf NICP III GP Ltd.
                                    100.0% - NCP US Terminals GP LLC
                                     49.0% - NPCO GP Ltd.
                                     49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
                                     49.0% - NPC II Holdings GP Ltd.

                                    100.0% - NCP Canadian Breaks GP LLC
                                    100.0% - Northleaf Vault Holdings GP Ltd.
                                    100.0% - NCP CSV Holdings GP Ltd.
                                100.0% - Northleaf Capital Advisors Ltd.
                                100.0% - Northleaf Trustees Limited
                                    100.0% - Northleaf PE GP Ltd.
                                     49.0% - Northleaf Growth Fund GP Ltd
                                    100.0% - Northleaf NICP IV (EU) GP S. à.r.l.
                                    100.0% - Northleaf Capital Partners (Canada) Ltd.
                                        100.0% - Northleaf Class C Sub Holdings Ltd.
                                        100.0% - Northleaf Capital Partners Japan KK
                                        100.0% - Northleaf SH288 GP Ltd.
                                        100.0% - NCP NWP US GP Ltd.
                                        100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
                                        100.0% - Northleaf Capital Partners (UK) Limited
                                         49.0% - Northleaf NICP II GP Ltd.
                                        100.0% - Northleaf Class C Holdings GP Ltd.
                                        100.0% - Northleaf Capital Partners (USA) Inc.
                                    100.0% - Annex Fund GP Ltd.
                                    100.0% - Northleaf Capital Partners GP Ltd.
                                        100.0% - SW Holdings GP Ltd.
                                    100.0% - NICP IV GP LLC
                                     49.0% - Northleaf Global Private Equity Holdings GP Ltd.
                                     49.0% - NPC III RN (Canada) GP Ltd.
                                    100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
                                    100.0% - Northleaf Millennium Holdings (US) GP Ltd.
                                100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
                                 49.0% - Northleaf Secondary Partners IV GP Ltd.
                                100.0% - Northleaf Secondary Partners IV (EU) GP S.a.r.l
                                 49.0% - NASF US GP Ltd.
                                 49.0% - Northleaf Star Holdings GP Ltd.
                                 49.0% - Northleaf Private Credit GP Ltd.
                                 49.0% - NASF GP Ltd.
                                100.0% - Northleaf Lal Lal Holdings GP Ltd.
                                    100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
                                 49.0% - NSPC GP Ltd.
                                 49.0% - NSPC-L GP Ltd.
                                 49.0% - NSPC-L Holdings GP Ltd.
                                 49.0% - NPC I Holdings GP Ltd.

                                 49.0% - Northleaf Private Credit II GP Ltd.
                                 49.0% - Northleaf NCO GP Ltd.
                                63.17% - Northleaf Capital Holdings Ltd.
                                100.0% - Northleaf Capital Partners GP II Ltd.
                                49.0% - Northleaf NICP II Holdings GP Ltd.
                100.0% - MGELS Investments Limited
                100.0% - MEMLS Fund Management (Cayman) Ltd.
                100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
                100.0% - Mackenzie GP Inc.
        100.0% - 2023 Holdco Inc.
            20.456% - Rockefeller Capital Management General Partner L.L.C.
        18.54% - Portag3 Ventures LP
            19.82% - Springboard LP
        55.23% - Springboard LP
            57.36% - WealthSimple Financial Corp. (52.48% equity)
        29.33% - Springboard II LP
         33.3% - Portag3 Ventures II Affiliates LP
            31.97% - Portag3 ventures II LP
         5.95% - Portage Ventures III LP
        10.93% - Conquest Planning Inc.
         1.3% - WealthSimple Financial Corp. (1.1% equity)
         11.8% - Nesto

D.    Pargesa SA Group of Companies (European investments)

Power Corporation of Canada
    100.0% - Power Financial Corporation
    100.0% - Power Financial Europe SA
     50.0% - Parjointco SA
        100.0% - Pargesa SA
            47.0% Groupe Bruxelles Lambert (32.9% in capital)
                1.9% - Groupe Bruxelles Lambert (2.6% in capital))
                0.9% - Umicore SA
                19.8% - Ontex NV
                11.4% - Pernod Ricard SA (6.8% in capital)
96.5% - FINPAR II SA
                0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                0.1% - Ontex NV
            90.2% - FINPAR III SA
                0.2% - Groupe Bruxelles Lambert (0.1% in capital)

            94.4% - FINPAR IV SA
                0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                0.1% - Imerys
            94.9% - FINPAR V SRL
                0.2% - Groupe Bruxelles Lambert (0.1% capital)
                0.1% - Concentrix
         95.0% - FINPAR VI SRL
                0.2% - Groupe Bruxelles Lambert (0.1 capital)
                0.1% - Concentrix
     98.6% - FINPAR VII SRL
                0.7% - Groupe Bruxelles Lambert (0.5% in capital)
                4.9% - GfG Topco S.a.r.l.
            99.0% - FINPAR VIII SRL
                1.2% - Groupe Bruxelles Lambert (0.9% in capital)
                3.6% - Sofia Capital S.à r.l.
            98.8% - FINPAR IX SRL
                1.0% - Groupe Bruxelles Lambert (0.7% in capital)
                4.8% - Celeste Capital S.a.r.l
            98.1%- FINPAR X SRL
                0.4% - Groupe Bruxelles Lambert (0.5% in capital)
                0.1% - Imerys
             1.2% - Sagerpar SA
            100.0% - Brussels Securities SA
                100.0% - URDAC SA
                    0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                 98.8% - Sagerpar SA
                    4.3% - Groupe Bruxelles Lambert (3.4% in capital)
                     100.0% - Vancouver Capital S.a.r.l
                        15.2% - Stan Holding SAS
                            99.4%- Voodoo SAS
            100.0% - GBL O SA
            22.11% - Trône24 SRL
                0.3% - One24 Capital S.C.A
            100.0% - Trône 25 SRL
            100.0% - GBL Advisors Limited
                5.4% - FINPAR III SA
            100.0% - RPCE Consulting SAS
            100.0% - GBL Advisors DE GmbH
            100.0% - GBL Verwaltung SA
                100.0% - GBL Investments Limited (en liquidation)

                100.0% - GBL Energy S.á.r.l.
                100.0% - Serena S.á.r.l.
                     19.1% - SGS
                100.0% - GBL Capital UK – Ltd
                 75.0% - Sienna Private Equity SAS
                    100.0% - Sienna Private Equity Italy S.R.L
                100.0% - Sienna Venture Capital SAS
                 70.0% - Sienna Venture Capital GP S.à.r.l.
                 70.0% - Sienna Euclide GP S.a.r.l
                 70.0% - Sienna Landlife GP S.a.r.l
                 70.0% - Sienna Private Equity GP S.a.r.l
                100.0% - Sienna Investment Managers SAS
                100.0% - Sienna Investment Managers Luxembourg S.A.
                    100.0% - Sienna Real Estate Solutions S.à.r.l.
                        85.4% - Sienna Real Estate Partner JV Netherlands BV
                     66.3% - Sienna Gestion (ex-MHGA)
                     83.7% - Sienna 2A SAS
                        100.0% - Sienna AM France (ex-Acofi)
                         49.0% - NEFTYS
                         100.0% - VER Capital
                     9.3% - SPC Partners SAS
                        8.0% - Sienna 2A SAS
                    100.0% - Sienna Global Private Investments GP SARL
                100.0% - GBL Capital Invest GP S.à.r.l.
                    100.0% - GBL Capital Invest SCSp
                         31.2% - Kartesia Credit Opportunities III SCA, SICAV-SIF
                         17.2% - Kartesia Credit Opportunities IV SCS
                          0.4% - Sagard II A FPCI
                         74.7% - Sagard II B FPCI
                         21.4% - Sagard 3 FPCI
                         13.4% - Sagard 4A FPCI/Sagard 4B FIPS
                         4.8% - Sagard NewGen FPCI
                         32.4% - Sagard Santé Animale FPCI
                         51.0% - Sagard Testing FPCI
                         74.1% - Sagard Business Intelligence FPCI
                         32.3% - Sagard NewGen Pharma
                          7.48% - PrimeStone Capital Fund ICAV
                         48.6% - Backed 1 LP
                          9.6% - Backed 1 Founder LP
                         58.3% - Backed Encore 1 LP

                         10.0% - Backed Encore 1 Founder LP
                         40.0% - Backed 2 LP
                         10.0% - Backed 2 Founder LP
                         51.45% - Marcho Partners Feeder Fund ICAV
                         0.5% - Marcho Partners Long Feeder Fund ICAV
                         15.4% - Matador Coinvestment SCSp
                         27.0% - C2 Capital Global Export-to-China Fund, L.P.
                         8.4% - Globality, Inc.
                         20.3% - HCM IV, L.P.
                         28.6% - HCM V, L.P.
                         49.3% - HCM S3C LP (AKA Commure)
                         17.1% - Innovius Capital Fund I, L.P.
                         14.2% - 468 Capital II GmbH & Co. KG
                         56.3% - HCM S11A, LP (aka Transcarent)
                         13.1% - Stripes VI (A), L.P.
                         25.0% - Sienna Rendement Avenir IV
                         19.4% - Predirec ABL-3 (Part B)
                        100.0% - Sienna Levier ENR
                         10.0% - EC IV Invest SA
                        100.0% - Sienna Capital US LLC
                            14.4% - Cometics company
                         11.0% - ALTO Capital V
                         94.2% - Sienna Venture Capital SCA SICAV-RAIF
                         52.7% - Sienna Private Equity Fund I SCA SICAV-RAIF
                            47.6% - Sienna Euclide S.A.
                            53.0% - Sienna Landlife S.A.
                         18.5% - Bregal Unternehmerkapital IV-B SCSp
                         39.0% - VER Capital Special Situations
                         20.0% - VCCP – SMEs – Private Debt
                         67.0% - Sienna Private Asset Allocation
                         12.7% - European CLO new Issue – ADAGIO XII EUR CLO DAC
                        100.0% - GBL Capital Participations S.á.r.l
                            10.8% - Sagard FCPR
                            50.0% - Apheon MidCap Buyout II SA
                            89.9% - Apheon MidCap Buyout III SA
                            34.4% - Apheon MidCap Buyout IV SA
                            15.9% - Apheon Opseo Long Term Value Fund SCSp
                            17.2% - Apheon Svt Long Term Value Fund SCSp
                            15.1% - Merieux Participations SAS
                            34.3% - Merieux Participations 2 SAS

                            34.49% - KKR Sigma Co-Invest II L.P.
                             3.6% - StreetTeam Software Limited (DBA as Pollen)
                             1.5% - Sienne Euclide SCA SICAV-RAIF
                                52.4% - Sienna Euclide S.A. (47.6% owned by GBL Capital Participations S.a.r.l.)
                             81.6% - Sienne Landlife SCA SICAV-RAIF
                                47.0% - Sienna Landlife S.A. (58.85% owned by GBL Capital Participations S.a.r.l.)
                        100.0% - GBL Capital Co-Invest Master S.a.r.l
                            29.2% - StreetTeam Software Limited (DBA as Pollen)
                            2.4% - GFG Capital S.a.r.l.
                    100.0% - GBL Finance S.á.r.l
                100.0% - Miles Capital S.á.r.l
                    23.1% - Piolin II S.á.r.l
                        100.0% - Piolin Bidco SAU
                            99.5% - Parques Reunidos
                100.0% - Oliver Capital S.á.r.l
                100.0% - Theo Capital S.á.r.l
                100.0% - Owen Capital S.á.r.l
                100.0% - Arthur Capital S.a.r.l.
                    15.1% - Umicore SA
                100.0% - Jade Capital S.a.r.l.
                     3.5% - FINPAR II SA
                     4.4% - FINPAR III SA
                     5.6% - FINPAR IV SA
                     5.1% - FINPAR V SRL
                     5.0% - FINPAR VI SRL
                     1.4% - FINPAR VII SRL
                     1.0% - FINPAR VIII SRL
                     1.2% - FINPAR IX SRL
                     1.9% - FINPAR X SRL
                100.0% - Celeste GP S.à r.l.
                    100.0% - Sapiens S.á.r.l
                        13.4% – Concentrix
                    100.0% - White Mountain S.A.
                        100.0% Black Mountain S.a.r.l
                    100.0% - One25 Capital S.C.A.
                100.0% - Belgian Securities S.à.r.l.
                    68.1% - Imerys (54.6% in capital)
                        100.0% - Mircal
                            100.0% - Chemviron France SAS

                            100.0% - Imerys Bentonite Hungary Kft
                            100.0% - Imerys Tableware France
                                 100.0% - Imerys Tableware Deutschland GmbH
                            00.0% - Imerys Ceramics New Zealand
                            100.0% - Imerys Graphite & Carbon Switzerland SA
                                100.0% - Imerys Graphite & Carbon Japan K.K.
                                100.0% - Imerys Graphite & Carbon Korea
                                100.0% - Imerys Manufacturing Korea Ltd
                                100.0% - Nippon Power Graphite Co., Ltd
                            100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda
                                100.0% - Micron-Ita Mineracao Ltda
                                99.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda
                             99.0% - Imerys Minerales Chile SpA
                                99.0% - Imerys Minerales Peru S.A.C
                             95.3% - Imerys Minerales Argentina S.A. (4.7% Parimetal)
                            100.0% - Mircal Italia SpA
                                100.0% - Imerys Minerali SpA
                                100.0% - Imerys Minerali Corsico Srl
                                99.66% - Imerys Talc Italy S.p.A.
                                100.0% - Imerys Ceramics Italy S.R.L
                            100.0% - Imerys Asia Pacific Pte Ltd
                                39.0% - Imerys Ceramics (Thailand) Ltd
                                    80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited
                                    51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)
                                        100.0% - MRD Co., Ltd
                                100.0% - Imerys Kiln Furniture (Thailand) Ltd
                                100.0% - Imerys Mineral Vietnam Ltd
                                100.0% - Imerys Carbonates (Thailand) Co, Ltd
                                66.67% - YBB Calcium Products Co, Ltd
                                100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd
                                    100.0% - Imerys Zhejiang Zirconia Co., Ltd
                                100.0% - Imerys Ceramics (India) Private Limited
                                    20.0% -Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd
                                100.0% - Imerys Minerals Malaysia Sdn Bhd
                                    100.0% - Kinta Powdertec Sdn Bhd
                                 55.0% - Yueyang Imerys Antai Minerals Co., Ltd
                                    100.0% - Yueyang Yingyue New Materials Co., Ltd
                                100.0% - Imerys Carbonates India Limited

                                100.0% - Imerys Performance and Filtration Minerals Private Limited
                                 74.0% - Imerys Newquest (India) pte Ltd
                                 50.0% - Gimpex-Imerys India Private Ltd
                                100.0% - Imerys Pacific Ltd
                                    43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)
                                    100.0% - Imerys Pigments (Qingyang) Co., Ltd
                                56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)
                             99.99% - Imerys Ceramics France
                                100.0% - Imerys Beauvoir
                                 40.0% - IMAF Industria Macinazione Mineralit per l’l Industria Ceramica S.p.A.
                                96.58% - Imerys Ceramics Portugal, SA
                                100.0% - Imerys Minerals GmbH
                                100.0% - Donbasskeramika
                                    99.45% - Donkaolin
                                93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)
                                    99.6% - Imerys Trading Minerals Egypt
                            100.0% - Imerys Minéraux Belgique SA
                                 50.0% - Industrial Minerals of Greece
                                    100.0% - Latomia N. Korakas SA
                                100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS
                                 50.0% - Vougioukli Quarries AVEE
                            100.0% - Imerys Minéraux France
                            100.0% - Imerys PCC France
                            100.0% - Imerys Minerals International Sales
                                50.0% - Cebo International B.V
                                    100.0% - Cebo UK limited
                                    100.0% - Cebo Marine B.V.
                                    100.0% - Cebo Holland B.V.
                                100.0% - Almatech Mineral International ltd
                                    94.7% - PT Imerys Ceramic Indonesia
                                100.0% - Imerys Industrial Minerals Denmark A/S
                                68.94% - Imerys South Africa Pty Ltd
                                    100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd
                                        50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)
                                    50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd
                                        100.0% - Samrec Pty Ltd

                                    100.0% - ECCA Holdings Pty Ltd
                                        100.0% - Refractory Minerals Pty Ltd
                                        100.0% - ECCA Minerals Pty Ltd
                            100.0% - Imerys South Europe S.L.
                                97.0% - Imerys Kiln Furniture Espana, S.A.
                                100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS
                                100.0% - Imerys Perlita Barcelona, S.A.
                                    100.0% - Imerys Diatomita Alicante, S.A.
                                    100.0% - Harbolite Aegean Enudstri Mineralleri Sanayi AS
                            100.0% - Imerys Talc UK Holding Ltd
                                100.0% - Imerys Talc Mexico, S.A. de C.V.
                             99.76% -Imerys Talc Belgium
                            100.0% - Imerys Talc Canada Inc.
                            100.0% - Imerys Talc Europe
                                100.0%- Imerys Talc Luzenac France
                                    100.0% - Imerys Talc Germany GmbH
                                    90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)
                                        100.0% - Imerys Talc Australia Pty Ltd
                                10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)
                            50.0% - The Quartz Corp SAS
                                100.0% - The Quartz Corp USA
                                100.0% - The Quartz Corp AS
                                100.0% - Quartz Corp (Shanghai) Co., Ltd
                            100.0% - Ardoisieres D’Angers
                            100.0% - Alumica Canada Inc.
                            100.0% - Imerys Middle East Holding Company W.L.L.
                                70.0% - Imerys Al Zayani Co., W.L.L.
                                100.0% - Minven (CE Minerales de Venezuela S.A.)
                                70.0% - Imerys Mineral Arabia LLC
                            100.0% - Imerys Japan Co., Ltd
                            100.0% - Imerys Beyrede
                            100.0% - Imerys Glomel
                            100.0% - Imerys Ré
                            100.0% - Imerys Filtration France
                            100.0% - Imerys Minerals Korea Ltd
                            100.0% - Mircal De Mexico, SA de CV
                                100.0% - Liquid Quimica Mexicana, SA de CV
                                100.0% - Imerys Ceramics Mexico, SA de CV
                                100.0% - Imerys Almeria, SA de CV

                                100.0% - EP Minerals de Mexico, S. de R.L. de C.V.
                                    100.0% - Imerys Almeria Diatomia Concessiones Zacoalco de CV
                                100.0% - Minera Roca Rodando Srl de CV
                                100.0% - Imerys Roca Rodando Concessiones HMO, S.A. de VC
                            100.0% - Imerys Clerac
                                89.39% - Vatutinsky Kombinat Vognetryviv
                            100.0% - Imerys Czech Republic s.r.o
                            24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)
                            100.0% - Imerys Aluminates Corporate
                                100.0%- Imerys Aluminates
                                    100.0% - STIM
                                    100.0% - Imerys Sydney Pty Ltd
                                    100.0% - Imerys Richards Bay (Pty) Ltd
                                    100.0% - Imerys (Tianjin) New Material Technology Co., Ltd
                                90.0% - Imerys (Zhengzhou) New Material Technology Co. Ltd
                                    100.0% - LLC Imerys Aluminates
                                    100.0% - Guiyan Jianai Special Aluminates Co. Ltd
                                    100.0% - Imerys Vizag Private Limited
                                    100.0% - Kerneos India Aluminate Private Ltd
                                     14.0% - Imerys Domodossola S.p.A (86% Owned by Imerys Villach GmbH)
                            100.0% - Imerys Services
                            100.0% - Parimetal
                            100.0% - Imertech
                            100.0% - Imerys (Shanghai) Investment Management Co., Ltd
                            100.0% - Imerys UK Limited
                                100.0% - Imerys Trustees Limited
                                100.0% - Imerys UK Pension Fund Trustees Limited
                                100.0% - Imerys Minerals Limited
                                    75.0% - ReClaym Limited
                                    25.0% - Eco-Bos Development Limited
                                    100.0% - Imerys Aluminates Limited
                                100.0% - Imerys UK Finance Limited
                                100.0% - Imerys PCC UK Ltd
                                 80.0% - Imerys British Lithium Limited
                            100.0% - Calderys Refractorios Venezolanos
                                100.0% - Plibrico Instalaciones Refractarias
                            100.0% - Imerys Talc Finland Oy
                            100.0% - Imerys Minerals Netherlands B.V.

                            100.0% - Imerys Kiln Furniture Hungary Kft.
                            100.0% - Imerys Villach GmbH
                                100.0% - Imerys Ruse d.o.o
                                100.0% - Imerys Fused Minerals Guizhous Co. Ltd
                                 50.0% - Imerys Fused Minerals France Sarl
                                 86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)
                                100.0% - Imerys Fused Minerals Salto Ltda
                                    100.0% - MSL Minerais S.A.
                                100.0% - Shandong Imerys Mount Tai Co., Ltd
                            100.0% - Monrefco GmbH
                                49.9% - Vermiculita y Derivados, SI
                                89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)
                                    100.0% - Imerys Administrative Germany GmbH
                                    100.0% - Imerys Laufenburg GmbH
                                        100.0% - Imerys Murg GmbH
                                        100.0% - Imerys Zschornewitz GmbH
                                        100.0% - Imerys Teutschenthal GmbH
                            100.0% - North African Industrial Mineral Exploration Sarl
                            100.0% - S&B Industrial Minerals Morocco
                             97.2% - Imerys Minerals Bulgaria AD
                            100.0% - Imerys Poland sp. z.o.o
                             99.0% - Imerys Graphite & Carbon Belgium SA
                            100.0% - Imerys Belgium SA
                            100.0% - Imerys Graphite & Carbon Canada Inc.
                                100.0% - Imerys Canada Inc.
                            100.0% - Calderys Algeria SPA
                            100.0% - Calderys Refrakter
                            100.0% - Imerys Greenelle One
                            100.0% - Imerys Greenelle Two
                            100.0% - Imerys Lithium France
                        100.0% - Imerys USA, Inc.
                            100.0% - Kentucky-Tennessee Clay Co.
                            100.0% - Imerys Performance Minerals Americas, Inc.
                            100.0% - Imerys Niagara Falls, Inc.
                            100.0% - Imerys Refractory Minerals USA, Inc.
                                100.0% - Imerys Greeneville, Inc.
                            100.0% - Imerys Norfolk, Inc.
                            100.0% - Imerys Mica Kings Mountain, Inc.
                            100.0% - Imerys Filtration Minerals, Inc.

                                100.0% - Imerys Perlite USA, Inc.
                            100.0% - Imerys Minerals Holdings Limited (UK)
                            100.0% - Imerys Talc America, Inc.
                                100.0% - Imerys Talc Vermont, Inc.
                            100.0% - Pyramax Ceramics Southeast, LLC
                                100.0% - Imerys Wollastonite USA, LLC
                            100.0% - Imerys Oilfield Minerals, Inc.
                                25.0% - Georgia Proppants, LLC.
                            100.0% - Imerys Clays, Inc.
                            100.0% - Immerys Carbonates USA, Inc.
                            100.0% - Violet Cactus, Inc.
                                100.0% - Nyco Minerals LLC
                        100.0% - S & B Minerals Participations Sarl
                            100.0% - Linjiang Imerys Diatomite Co., Ltd
                            100.0% - Imerys Industrial Minerals Greece Single Member S.A.
                                100.0% - Imerys Services Greece Single Member SA
                                50.0% - Milos Mineral Museum
                                44.0% - Milos Initiative
                                97.7% - Imerys Bentonite Georgia Ltd
                                61.0% - Imerys Perlite Sardinia Srl
                                35.0% - Laviosa Chimica Mineraria S.p.A.
                                    100.0% - Laviosa Promasa S.A
                                    100.0% - Laviosa Sanayi ve Ticaret Ltd Sirketi
                                    100.0% - Laviosa India Private Limited
                                    100.0% - Laviosa France
                                100.0% - Akrotirio Trahilas Dyo Single Member SA
                                100.0% - Imerys Dortmund GmbH
                            10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
                99.7% - One24 Capital S.C.A
                    95.1% - GfG Topco S.á.r.l
                        88.1% - GfG Capital S.á.r.l
                            54.8% - Go-For-Gold Holding GmbH
                                100.0% - Canyon Bicycles GmbH
                                    100.0% - Canyon Bicycles Belgium BVBA
                                    100.0% - Canyon Italia S.r.l
                                    100.0% - Canyon Nederland B.V.
                                    100.0% - Canyon Bicycles UK Ltd.
                                    100.0% - Canyon Base RCSN, S.L.U.
                                    100.0%- Bikerepair GmbH

                                    100.0% - Canyon IP Management AG
                                    100.0% - Canyon Iberia S.L.
                                    100.0% - Canyon Finland OY
                                    100.0% - Pure Cycling Global GmbH
                                        100.0% - Canyon USA Inc.
                                        100.0% - Canyon Australian and New Zealand PTY Ltd.
                                        100.0% - Canyon Bicycles Japan KK
                                        100.0% - Canyon Bicycles ASIA Ltd.
                                        100.0% - Canyon Cicycles (Shanghai) Co., Ltd.
                            50.0% - GoForGold Verwaltungs GmbH
                            27.2% - GoForGold Coinvest CmbH & Co KG
                                4.4% - GoForGold Holding GmbH
                        95.2% - Celeste Capital S.á.r..l
                            100.0% - Celeste InvestCo S.A.
                                14.6% Celeste ManCo S.C. Sp.
                                     1.0% Celeste TopCo S.A.
                                99.0% - Celeste TopCo S.A.
                                    100.0% - Celeste Midco 1 B.V.
                                        100.0% - Celeste Midco 2 B.V.
                                            100.0% - Celeste Midco 3 B.V.
                                                100.0% - Celeste Bidco B.V.
                                                    100.0% - Affidea BV
                                                        100.0% - Affidea Innovation BV
                                                        100.0% - Affidea Diagnostics BV
                                                            100.0% - Affidea Magyarorszag Kft
                                                            100.0% - Affidea Praha sro
                                                             100.0% - First Private HC sro
10.0% - YKN Czech sro
                                                            100.0% - Affidea Brno sro
                                                            100.0% - Affidea Spzoo
                                                                100.0% - Centrum Medyczne Medisport Spzoo
                                                             99.9% - Affidea Romania Srl

                                                                100.0% - Sanmed Srl
                                                                 99.9% - Clinica de Diagnostic Phoenix Srl
                                                             99.9% - Affidea Cluj Srl
                                                            100.0% - Phoenix Imagistic Srl
                                                            100.0% - Phoenix Radiology Srl
                                                            100.0% - Medsan S.R.L.
                                                            100.0% - Exploramed S.R.L.
                                                            100.0% - Biomed Scan Development S.R.L.
                                                            100.0% - Scanconsult S.R.L
                                                            100.0% - Odelga Operator S.R.L.
                                                             99.99% - Hiperdia SA
                                                                100.0% - CT Clinic Srl
                                                                100.0% - Centrul Medical Platinum SRL
                                                            100.0% - Explora Group Srl
                                                            100.0% - Affidea Lietuva UAB
                                                                100.0% - Medicinos Sfera UAB
                                                                100.0% - Endemik didmena UAB
                                                                100.0% - Medicinos Diapazonas UAB
                                                                100.0% - Affidea LT Labs UAB
                                                            100.0% - Poliklinika Maja I Kresimir Cavka
                                                                100.0% - Poliklinika Cavka
                                                                    100.0% - Dijagnosticki Centar Vita Doo
                                                                    100.0% - Poliklinika Vita
                                                            100.0% - Poliklinika RNOK Dr Kalajzic

                                                            100.0% - Polklinika Sveti Rok
                                                            100.0% - Polyklinik Eljuga
                                                            100.0% - Fortius Group Ltd
                                                                100.0% - Fortis London Ltd
                                                            100.0% - Orthoderm Ltd
                                                            100.0% - Northern MRI Ltd
                                                            100.0%- Cromlyn House Surgical Ltd
                                                            100.0% - Advanced Radiology Ltd
                                                            100.0% - Affidea Diagnostics Ireland Ltd
                                                            100.0% - Affidea SA
                                                                92.6% - Röontgeninstitut Baden AG
                                                                97.0% - Ambulante Gastroenterologie Baden AG
                                                             99.0% - Affidea Holdings Hellas SA (1% owned by Affidea BV)
                                                                100.0% - Affidea Central PMM SM SA
                                                                100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.
                                                                100.0% - Affidea of Athens PMM SM SA
                                                                 99.9% - Affidea of Crete PMM SM SA
                                                                100.0% - Affidea of Kavala PMM SM SA
                                                                100.0% - Affidea of Kozani Heart Center PDLM SM SA
                                                                100.0% - Affidea of Peristeri PMM SM SA
                                                                100.0% - Affidea of Piraeus Biopathological PDLM SM SA
                                                                100.0% - Affidea of Thessaloniki PMM SM SA
                                                                100.0% - Affidea PDL & MM SM SA
                                                                100.0%- Derma City Med PDLM SM SA

                                                                100.0% - Affidea of Chania PMM SM SA
                                                                 99.5% - Affidea of Kalamata PDLM SA
                                                                100.0% - Affidea of Kozani Biopathological PDLM SM SA
                                                                100.0% - Affidea of Kozani Imaging PDLM SM SA
                                                                100.0% - Affidea of Piraeus Imaging PMM SM SA
                                                                100.0% - Affidea of Sparta PMM SM SA
                                                                100.0% - Affidea of Vari PMM SM SA
                                                                100.0% - Athens City Med PMM SM SA
                                                                100.0% - Diagnosis Expert Private Multimodality
                                                                100.0% - Diktis Ygeias Patision Private Multimodality SA
                                                                100.0% - Affidea Lambraki Glyfadas
                                                                100.0% - Marios salmas private diagnostic laboratory single member S.A.
                                                                100.0% - Medisalus private multimodality kifisias medical S.A.
                                                             96.0% - Cormed SH AS
                                                             99.6% - Labomed SH AS
                                                             99.9% - Intermed SH AS
                                                             99.9% - Unimed SHT AS
                                                            99.95% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi
                                                                100.0% - Intermed Anadolu Saglik Hizmelleri Ltd.
                                                            100.0% - Affidea Espana Quality S.L.
                                                                100.0% - Clinica Medica Comarcal SL
                                                                100.0% - Clinica Ambulatori Gamma SL
                                                                100.0% - Affidea Espana Contact Center SA
                                                                100.0% - CD Foraste SA

                                                                100.0% - CD Hospital VOT SLU
                                                                 24.3% - CD Diagnostico Affidea Madrid SA (75.68% Owned by RM San Francisco SA)
                                                                 93.6% - RM San Francisco SA
                                                                    75.7% - CD Diagnostico Affidea Madrid (24.32% Owned by Group Sanitario
                                                                100.0% - Dresyven Prevencion, S.L.U
                                                                100.0% - Vipresa S.L.U
                                                                100.0% - CD Leon SLU
                                                                100.0% - CD Valladoid SAU
                                                                100.0% - CD Soria SLU
                                                                 80.0% - CPET Hospital de Jove SL
                                                                100.0% - CPET La Milagrosa SLU
                                                                100.0% - Affidea CYL, SA
                                                                100.0% - Affidea Fuensanta Sl
                                                                100.0% - QD Navarra SLU
                                                                100.0% - RM Santa Teresa SLU
                                                                100.0% - Tesla Imagen Sl
                                                                100.0% - Unidades Moviles Affidea, SL
                                                                100.0% - Tecma Salud S.L.U
                                                                100.0% - Centro Medico Infanta Mercedes Sl
                                                                100.0% - Lendyfolk Assistance SL
                                                                100.0% - Centro De Imagen Diagnostica LeganesSl
                                                                100.0% - Medicentro Boadilla St
                                                                100.0% - Medicentro Leganes Sl
                                                                100.0% - Affidea Murcia, SL

                                                                 78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)
                                                                100.0% - Scaner Murcia Sl
                                                                    22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)
                                                                    75.0% - Sanatorio Virgen del Mar Cristobal S.A.
                                                                100.0% - Smile Lab2022 Slu
                                                                100.0% - Institut Autran Slu
                                                            100.0% - Euroclinics Servicos Partihados, A.C.E.
                                                            100.0% - Albimed
                                                                100.0% - CRT-CRT ULda
                                                                    100.0% - Manuel Estevez & Frazao Lda
                                                                    100.0% - Ultrasono-Radiologia U Lda
                                                                100.0% - CDI-CDI SA
                                                                100.0% - Dr M Guimares CRE SA
                                                                100.0% -     Duarte J&J Lda
                                                                100.0% - Imaset Lda
                                                                    100.0% - Clinica Santa Mafalda Lda.
                                                                100.0% - Imavida
                                                                    100.0% - CEME CERE Lda
                                                                100.0% - IMI-IMA SA
                                                                    100.0% - CEDIMA CIM SA
                                                                     80.0% - SMDI-SMID SA
                                                                100.0% - Clinica do Coracao do Alentejo S.A.
                                                                100.0% - R.A.-Radiologia de Albufeira Lda.
                                                                    74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.

                                                                 26.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
                                                                100.0% - Ecorad-Ecografia e Radiologia,Lda.
                                                            100.0% - Affidea Italy Srl
                                                                100.0% - Affidea Lombardia Srl
                                                                    95.1% - Istituto Diagnostico Antoniano Spa
                                                                100.0% - Delta Medica Srl
                                                                100.0% - Affidea Medicenter Group Sr
                                                                100.0% - Iniziativa Medica S.R.L
                                                                    100.0% - Uni-X Medica Srl
                                                                        4.0% - Modena Medica Srl (96% owned by Iniziativa Medica)
                                                                     96.0%- Modena Medica Srl (4% owned by Uni-X Medica Srl)
                                                                100.0% - CDC SpA
                                                                100.0% - CDC Srl
                                                                100.0% - Medical Center Srl
                                                                100.0% - Medical Sport Center Srl
                                                                100.0% - NSL Srl
                                                                100.0% - Diamedica Centro Medico Srl
                                                                    100.0% - Centro Radiologico Palestro Srl
                                                        100.0% - Affidea Lab BV
                                                            100.0% - Laboratório de Análises Clinicas Fernão Magalhães, Lda
                                                                100.0% - Alves & Duarte Lda
                                                                100.0% - Hemobiolab LAC Lda
                                                                100.0% - Hormofuncional CHF Lda
                                                            100.0% - Icon Laboratories SRL

                                                        100.0% - Affidea Cancer Treatment Centres BV
                                                            100.0% - Affidea Onkoterapia Spzoo
                                                                71.0% - European Medical Partner SPzoo
                                                                    100.0% - Nu-Med Grupa S. A. Centrum Radioterapii I Onkologii
                                                                    100.0% - Nu-Med Centrum Diagnostyki I Terapii Onkologicznej Katowice Spzoo
                                                                    100.0% - Specjalistyczny Szpital Onkologiczny NU-MED Sp. z o. o.
                                                                        100.0% - Fundacja Nu-Med
                                                                    100.0% - Nu-Med Centrum Diagnostyki i Terapii Onkologicznej Zamość Sp.z o.o.
                                                                    100.0% - HQ Nu-Med Warszawa
                                                            100.0% - Affidea Development S.R.L.
                                                                100% - MedEuropa S.R.L.
                                                                100% - MedEuropa Investitii S.R.L.
                                                            100.0% - International Medical Centers Banja Luka
                                                            71.3% - Affidea Cancer Treatment Centers AG SA
                                                                100.0% - PSG Holding AG
                                                                    100.0% - Plastic Surgery Group
                                                                69.0%- Brust Zentrum AG SA (31% owned by Brust Zentrum Holding Holding AG SA)
                                                                100.0% - Brust Zentrum Holding AG SA
                                                                    31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
                                                                95.1% - Affidea Brust Zentrum Ticino SA
                                                             95.1% - EWRS Tibbi Cihazlar Ticaret Ltd Sti
                                                            99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi
                                                             80.0% - Ygeia medical srl
                                                        100.0% - Affidea Group Kft

                                                        100.0% - Euromedic UK Ltd
                                                        100.0% - Affidea Ireland Ltd
                                                        100.0% - Affidea Finance Ireland Ltd
                                                        100.0% - Affidea US LLC
96.4% - Sofia Capital S.à r.l.
                            99.7% - Sofia InvestCo S.A.
                                100.0% - Sofia GP GmbH
                                11.9% - Sofia One GmbH & Co. KG
                                    0.6% - Sofia MasterCo S.A.
                                 62.0% - Sofia MasterCo S.A.(83.4% in capital)
                                        100.0% - Sofia TopCo S.à r.l.
                                            100.0% - Sofia HoldCo S.à r.l.
                                                 100.0% - Sofia MidCo S.à r.l.
                                                    100.0% - Sanoptis S.à r.l. (former Sofia Bidco S.á.r.l )
                                                    100.0% - Sanoptis GmbH
                                                        100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH
                                                        100.0% - nordBLICK Augenklinik Bellevue GmbH
                                                            85.0% - Wilhelminenhaus Kiel MVZ GmbH
                                                            90.0% - nordBLICK MVZ GmbH
                                                            70.0% - BEP Augenarzte MVZ GmbH
                                                        100.0% - Augenklinik Dr. Hoffman GmbH
                                                            100.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
                                                                66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
                                                             80.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
                                                                50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
                                                             70.0% - MVZ RHR Augenarzte GmbH
                                                             65.0% - MVZ Auregio GmbH

                                                            100.0% - MVZ i-care4u GmbH
                                                             70.0% - Augenzentrum Unna MVZ GmbH
                                                             80.0% - Augentagesklinik Zehlendorf MVZ GmbH
                                                             85.0% - Augerlin MVZ GmbH
                                                            100.0% - Berolina Augenzentren MVZ GmbH
                                                             75.0% - Sudblick GmbH
                                                             70.0% - Augenzentrum Muhldorf MVZ GmbH
100.0% - Augenklinik Muldorf GmbH
                                                             70.0% - Augenzentrum Oberstenfeld MVZ GmbH
                                                             80.0% - Augenblick Mannheim-Zentrum MVZ GmbH
                                                                63.5% - Augenblick Augenzentren GbR
                                                             80.0% - Augenblick Mannheim Sud MVZ GmbH
                                                                36.5% - Augenblick Augenzentren GbR
                                                             80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH
                                                                50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
                                                             80.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GmbH
                                                                50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
                                                             80.0% - Mainblick Augenzentrum GmbH
                                                             75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH
                                                            100.0% - Augenzentrum an der Leine MVZ GmbH
                                                             51.0% - Augencentrum Koln MVZ GmbH
                                                                100.0% - AOC Augen OP CENTRUM PORZ GmbH
                                                             65.0% - Hanseblick MVZ GmbH
                                                            100.0% - MVZ Augencentrum Cuxhaven GmbH

                                                             60.0% - MVZ Weitblick GmbH
                                                            100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH
                                                             60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH
                                                             80.0% - Avila Augenpraxisklinik MVZ GmbH
                                                             70.0% - Augenzentrum Brilon MVZ GmbH
                                                             51.0% - OCU PRO ® Augenärzte MVZ GmbH
                                                             65.0% - Rheinblick Augenzentrum GmbH
                                                             95.0% - Argus Augen MVZ GmbH
                                                             50.0% - Argus Augenklinik GmbH
                                                            100.0% - Oculent Contactlinsen GmbH
                                                             51.0% - uBAG Augenzentrum Pforzheim MVZ GmbH
                                                             51.0% - Augenzentrum am Numarkt MVZ GmbH
                                                                40.0% - Augentagesklinik Luneburger Heide GbR
                                                             51.0% - Augenzentrum Luneburg GmbH
                                                                60.0%- Augentagesklinik Luneburger Heide GbR
                                                            100.0% - Augenzentren Rhein-Ruhr GmbH
                                                             51.0% - AUGEN LOHR MVZ GmbH
                                                                90.0% - Augenärztliches Operationszentrum Buchen GbR
                                                                90.0% - Augenärztliches Operationszentrum Lohr-Miltenberg GbR
                                                            100.0% - Sanoptis I Unternehmensverwaltungs GmbH
                                                             77.5% - Belenus Augenzentrum MVZ GmbH
                                                         70.0% - Augenklinik Rendsburg GmbH
                                                            100.0% - Taxi and Transport Neuwerk GmbH
                                                             50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR

                                                             90.4% - Augenklinik Rendsburg MVZ GmbH
                                                                50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR
                                                    100.0% - Sanoptis AG
                                                        79.0% - Opthamed AG
                                                        79.0% - Augenzentrum Bahnhof Basel AG
                                                        75.0% - Eyeparc AG
                                                            100.0% - Dr. J. Menzi Augenarzt AG
                                                        80.0% - Berner Augenklinink Group AG
                                                            100.0%- Berner Augenklinik AG
                                                        60.0% - KammannEye AG
                                                        70.0% - Matia AG
                                                        70.0% - OP Zentrum Schaffhausen GmbH
                                                        51.0% - OpthaVisuell AG
                                                        51.0% - Augenarzt Schaffhausen AG
                                                        60.0% - Vue Group AG
                                                            90.0% - Vue Center Biel AG
                                                            90.0% - Vue Center Grenchen AG
                                                        80.0% - OMMA Augenklinik AG
                                                        80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG
                                                        66.6% - Skylight Beteiligungs – AG
                                                            100.0% - TAZZ AG
                                                             70.0% - Ambulante Augenchirurgie Zürich AG
                                                         85.0% - Augencentrum Zytglogge AG
                                                         96.3% - Tagesklinik im Eichgut AG

                                                         25.0% - Augenarztpraxis Dr. med. André Eugster AG
                                                         85.0% - Augenzentrum Winterthur AG
                                                        100.0% - Augenarztpraxis Dr. Hürzeler AG
                                                         90.0% - Clinique ViSionR SA
                                                    100.0% - Sanoptis Holding GmbH
                                                        74.9% - Augenzentrum Innsbruck 60 GmbH
                                                        75.0% - Augenlaserklinik Gmb
                                                    100.0% - Sanoptis Greece S.A.
                                                        80.0% - Laservison S.A.
                                                        60.0% - Ofthalmocheirourgiki A.E.
                                                    100.0% - Sanoptis Italia S.P.A.
                                                        65.0% - HICARE SURGERY S.r.l.
                                                        75.0% - ALSO S.R.L
                                                        60.0% - HEALTH CARE S.r.l
                                                        70.0% - Mediprogress S.r.l
                                                    100.0% - Sanoptis Espania SL
                                                        78.0% - Vista Sanchez Trancon, S.L.
                                                        75.0% - Bilboftal S. L.
                                                        80.0% - Assistencia Oftalmologica de Catalunya, S.L.
                                                        80.0% - Instituto Oftalmologico Clinsafa, S.L.
                                                        80.0% - Instituto Oftalmologico Integral, S.L.
                                                        80.0% - Laser Oftalmico Admiravision, S.L.

E.    Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
        100.0% - Power Pacific Corporation Limited
        100.0% - Power Pacific Equities Limited
100.0% - Power Communications Inc.

F.    Other PCC Companies

Power Corporation of Canada
    100.0% - 152245 Canada Inc.
    100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
    100.0% - 3121011 Canada Inc.
    100.0% - Power Communications Inc.
    100.0% - Power Corporation International
    100.0% - Power Corporation of Canada Inc.
    100.0% - 4524781 Canada Inc.
    100.0% - Square Victoria Communications Group Inc.
        100.0% - Gesca Ltee
            100.0% Gesca Holdings Inc.
                100.0% - Gesca Digital Inc.
            100.0% - 9214470 Canada Inc.
    100.0% - Square Victoria Digital Properties Inc.
    100.0% - Power Sustainable Capital Inc.
        100.0% - Power Sustainable China Corporation Ltd.
    100.0% - Power Sustainable Investment Management Inc.
    100.0% - Power Sustainable (Shanghai) Investment Management Co., Ltd.
        100.0% - Power Sustainable Infrastructure UK Credit Manager Ltd.
         74.7% - Power Sustainable Manager Inc.
            100.0% - 15963044 Canada Inc.
            100.0% - Power Sustainable Lios Inc.
                100.0% - Power Sustainable Lios GP I Inc.
                    100.0% - Lios Fund I LP
                    100.0% - PSL Investments Fund I LP
                    100.0% - PSL Investments I (US) LP
                    100.0% - Lios Fund I-A LP
                    100.0% - Lios Collector A1 GP Inc.
                    100.0% Lios Collector A1 LP
                100.0% - Power Sustainable Lios GP I (US) Inc.
                    100.0% - Lios Fund I (US) LP

                100.0% - Lios PBC Co-Invest Inc.
                    100.0% - Lios PBC Co-Invest LP
            100.0% - Power Sustainable Manager US, Inc.
                100.0% - Power Sustainable Infrastructure Credit , LLC
                    100.0% - Power Sustainable Infrastructure Credit Manager, L.P.
                    100.0% - PSIC Fund I GP, LLC
                        100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.
                        100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
                            100.0% - PSIC Fund I HC, LP
                        100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
                            100.0% - PSIC Offshore Blocker I, L.P.
                                100.0% - PSIC Non-U.S. Pooling I, L.P.
                                    100.0% - PSIC Non-U.S. CFC Blocker, L.P.
                            100.0% - PSIC U.S. Blocker I, Inc.
                                100.0% - PSIC U.S. Pooling I, L.P.
                        100.0% - PSIC Fund Investors, L.P.
                    100.0% - Power Sustainable Decarbonization, LLC
                        100.0% - Power Sustainable Decarbonization Manager, L.P.
                        100.0% - Power Sustainable Decarbonization GP, LLC
                            100.0% - Power Sustainable Decarbonization Investors, L.P.
                            100.0% - Power Sustainable Decarbonization Fund I, L.P.
            100.0% - Power Sustainable Energy Infrastructure Inc.
                100.0% - PSEIP US GP Inc.
                     100.0% - Power Sustainable Energy Infrastructure US Fund I LP
                         100.0% - Potentia Renewables US Holdings LLC
                    100.0% - Power Sustainable Energy Infrastructure US Fund II LP
                        100.0% - Nautilus US Power Holdco, LLC
                    100.0% - PSEIP US Feeder Fund I LP
                         100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
                    100.0% - PSEIP Canada GP Inc.
                        100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
                            100.0% - Potentia Renewables Canada Holdings GP Inc.
                                100.0% - Potentia Renewables Canada Holdings LP
                        100.0% - PSEIP Canada Feeder Fund I LP
                            100.0% - Power Sustainable Energy Infrastructure US I LLC.
                        100.0% - PESIP Canada Feeder Fund II LP
                            100.0% Power Sustainable Energy Infrastructure US II LLC
                100.0% - PSEIP Carry Canada GP Inc.
                    100.0% - PSEIP Carry Canada LP
                    100.0% - PSEIP Carry Holding LP

                    100.0% - PSEIP Carry Holding US LP
                        100.0% - PSEIP Carry US Inc.
                100.0% - PSEIP Carry US GP Inc.
                100.0% - PSEIP Carry US LP
         25.0% (voting) - 9314-0093 Québec Inc.
        100.0% - Power Energy Corporation
            100.0% - Potentia Renewables Inc.
                 50.0% - Soluciones de Energia Alterna, S.L
                100.0% - Red Brick Wind GP Inc.
                100.0% - Red Brick Wind Limited Partnership
                100.0% - Golden South II GP Inc.
                100.0% - Golden South II Limited Partnership
                100.0% - PR Jenner Sponsor GP Inc.
                100.0% - PR Jenner Sponsor LP
                    100.0% - Jenner Wind 1 GP Inc.
                    100.0% - Jenner 1 Limited Partnership
                    100.0% - Jenner 2 GP Inc.
                    100.0% - Jenner 2 Limited Partnership
                    100.0% - Jenner 3 GP Inc.
                    100.0% - Jenner 3 Limited Parntership
                100.0% - Stirling Wind Project Ltd
                100.0% - Stirling Wind Project LP
                74.99%- Stirling Renewable Energy Limited Partnership.
                    100.0% - Potentia Solar Holdings II Limited Partnership
                        100.0% Potentia Solar Holdings Limited Partnership
                            100.0% - Schooltop Solar Limited Partnership
                                100.0% - TSPS (Portfolio 1) Limited Partnership
                                100.0% - TSPS (Portfolio 2) Limited Partnership
                            100.0% - PSI Solar Finance 1 Limited Partnership
                                100.0% - 2323953 Ontario Inc.
                            100.0% - MOM Guarantor Limited Partnership
                                100.0% - MOM Solar Limited Partnership
                            100.0% - PSI Solar Finance 5 Limited Partnership
                                100.0% - Potentia Solar 5 Limited Partnership
                                100.0% - Potentia Solar 6 Limited Partnership
                                100.0% - Potentia Solar 7 Limited Partnership
                                100.0% - MOM V Limited Partnership
                                100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
                                100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
                                100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership

100.0% - PSI Solar Finance 14 Limited Partnership
                            100.0% - Potentia Solar 14 Limited Partnership
                        100.0% - PSI Construction Agent 4 Limited Partnership
                        100.0% - PSI Finance 13 Limited Partnership
                            100.0% - Reliant First Nation GP Inc.
                            100.0% - Reliant (No. 1) Solar Holdings Inc.
                            100.0% - Metasolar Consultants Inc.
                            100.0% - Reliant First Nation Limited Partnership
                        100.0% - Potentia Energy Limited Partnership
                100.0% - PSI Construction Agent 2 Limited Partnership
                100.0% - PRI Construction Limited Partnership
                100.0% - PRI Consulting Limited Partnership
                100.0% - PSI Solar Finance (FIT 4) Limited Partnership
                        100.0% - Potentia Solar 9 Limited Partnership
                        100.0% - Potentia Solar 10 Limited Partnership
                        100.0% - Potentia Solar 11 Limited Partnership
                        100.0% - Potentia Solar 12 Limited Partnership
                100.0% - Potentia Solar Holdings GP Inc.
                    100.0% - PSI Finance 13 GP Inc.
                    100.0% - PSI Solar Finance 1 GP Inc.
                    100.0% - MOM Guarantor GP Inc.
                        100.0% - MOM Solar GP Inc.
                    100.0% - PSI Solar Finance 5 GP Inc.
                        100.0% - Potentia Solar 5 GP Inc.
                        100.0% - Potentia Solar 6 GP Inc.
                        100.0% - Potentia Solar 7 GP Inc.
                        100.0% - MSPC V General Partner Inc.
                    100.0% - PSI Solar Finance 14 GP Inc.
                        100.0% - Potentia Solar 14 GP Inc.
                    100.0% - AS GP Inc.
                        100.0% - TSPS (Portfolio 1) GP Inc.
                        100.0% - TSPS (Portfolio 2) GP Inc..
                    100.0% - PSI Construction Agent 4 GP Inc.
                100.0% - PSI Solar Finance (FIT 4) GP Inc.
                    100.0% - Potentia Solar 9 GP Inc.
                    100.0% - Potentia Solar 10 GP Inc.
                    100.0% - Potentia Solar 11 GP Inc.
                    100.0% - Potentia Solar 12 GP Inc.
                100.0% - PRI Construction Agent 2 GP Inc.
                100.0% - PRI Consulting GP Inc.

                100.0% - PRI Construction GP Inc.
                100.0% - Solarize Holdings GP Inc.
                100.0% - Solarize Holdings LP
                     100.0% - Solarize Services GP Inc.
                     100.0% - Solarize Services LP
                     100.0% - GS 2013 GP Inc.
                     100.0% - SE 2011 GP Inc.
                     100.0% - SE 2011 LP
                     100.0% - SE 2012 GP Inc.
                    49.985% - SE 2012 LP
                    49.985% - SE2 2013 LP
                     49.99% - SE 5 2013 LP
                     100.0% - QS1 2012 GP Inc.
                     49.98% - QS1 2012 LP
                     100.0% - QS4 2012 GP Inc.
                    49.985% - QS4 2012 LP
                     100.0% - QS15 2012 GP Inc.
                    49.985% - QS15 2012 LP
                     100.0% - SE2 2013 GP Inc.
                     100.0% - SE5 2013 GP Inc.
                     39.996% - SE7 2013 LP
                     100.0% - SE7 2013 GP Inc.
                     100.0% - SE9 2013 GP Inc.
                     100.0% - SE9 2013 LP
                     100.0% - Solarize Financial 2015 GP Inc.
                     100.0% - Solarize Financial 2015 LP
                     100.0% - Solexica Energy GP5 Inc.
                     100.0% - Solexica Energy LP 5
                        85.0% - Solexica Solar Brampton GP
                     100.0% - ME3 2012 GP Inc.
                    49.985% - ME3 2012 LP
                     100.0% - ME10 2012 GP Inc.
                     84.98% - ME10 2012 LP
                     100.0% - ME11 2012 GP Inc.
                    49.985% - ME11 2012 LP
                     100.0% - GS 2013 LP
                30.91% - Power Sustainable Energy Infrastructure Canada Fund I LP
                     100.0% - Potentia Renewables Canada Holdings GP Inc.
                        100.0% - Potentia Renewables Canada Holdings LP
                             50.0% - 13582175 Canada Inc.

                             50.0% - Kruger-Energy Saint-Paul Holding L.P.
                                50.0% - Commandite Kruger Energie Saint-Paul-de-Montminy
                                50.0% - Kruger Energie Saint-Paul-de-Montminy S.E.C.
                             50.0% - 13582167 Canada Inc.
                             50.0% - Kruger Energy Les Jardins Holdings L.P.
                                50.0% - Commandite Kruger Energie Les Jardins Inc.
                                50.0% - Kruger Energie Les Jardins S.E.C.
                            100.0% - Skyview BESS Holding GP Inc.
                            99.99% - Skyview BESS Holding LP
                                100.0% - PR Ontario BESS GP Inc.
                                89.991% - Skyview BESS Limited Partnership
                                    100.0% - Skyview BESS Inc
                            100.0% - Potentia NB GP Inc.
                            100.0% - Potentia NB LP
                                100.0% - Pokeshaw Windfam Limited Partnership
                            100.0% - Stirling Wind Project II Ltd.
                            100.0% - Stirling Wind Project II LP
                            100.0% - PR WS Sponsor GP Inc.
                            100.0% - PR WS Sponsor LP
                            100.0% - Wheatland Wind Project Ltd.
                            100.0% - Wheatland Wind Project LP
                            100.0% - Rose Valley Wind GP Inc.
                            100.0% - Rose Valley Wind LP
                            100.0% - 2866075 Ontario Inc.
                                100.0% - Oxley Wind Farm Inc.
                            100.0% - Ellershouse 3 GP Inc.
                            100.0% - Ellershouse 3 Wind Limited Partnership
                            100.0% - Panuke Lake GP Inc.
                            100.0% - Panuke Lake Wind GP Inc.
                            100.0% - Golden South Wind GP Inc
                            100.0% - Golden South Wind LP
                            100.0% - PR Canada Land Holdings GP Inc.
                            100.0% - PR Canada Land Holdings Limited Partnership
                             75.0% - Paintearth Wind Project Ltd.
                             75.0% - Paintearth Wind Project LP
                            100.0% - 5979359 Manitoba Ltd.
                            100.0% - 5956162 Manitoba Ltd.
                            100.0% - 5529442 Manitoba Ltd.
                            100.0% - Sequoia Loch Lomond Solar Energy LP
                             50.0% - Loch Lomond Wind Energy LP

                             50.0% - Sequoia Renewable Energy System LP
                            100.0% - Potentia Renewables 15 GP Inc.
                            100.0% - Potentia Renewables 15 Limited Partnership
                                100.0% - PRI Wind GP Trust
                                100.0% - PRI Wind LP
                                 50.0% - Affinity Wind GP Inc.
                                 50.0% - Affinity Wind LP
                                100.0% - PRI Solar GP Trust
                                100.0% - PRI RT Solar LP
                                    100.0% - PRI Industrial Solar (GP) Inc.
                                    84.90% - PRI Industrial Solar LP
                                     49.0% - LIFE Solar 1 Inc.
                                     49.0% - LIFE Solar 2 Inc.
                                     49.0% - LIFE Solar 3 Inc.
                            100.0% - Potentia Renewabes 16 GP Inc.
                            100.0% - Potentia Renewables 16 Limited Partnership
                                100.0% - PRI Solar Gardens Nominee Inc.
                                100.0% - PRI Solar Gardens GP Trust
                                100.0% - PRI Solar Gardens LP
                            100.0% - Potentia Renewables 17 GP Inc.
                                100.0% - 2366333 Ontario Inc.
                                100.0% - 2330049 Ontario Inc.
                                    100.0% - SunE Newboro 4 GP Corp.
                                    100.0% - SunE Welland Ridge GP Corp.
                                     50.0% - SunE Sky GP Erie Ridge Ltd.
                            100.0% - Potentia Renewables 17 Limited Partnership
                                100.0% - SunE Newboro 4 LP
                                100.0% - SunE Welland Ridge LP
                                 50.0% - SunE Sky Erie Ridge LP
                                 75.0% - Truro Heights Wind LP
                                    16.67% - 3285142 Nova Scotia Limited
                                 67.0% - Truro Heights Wind GP Ltd.
                                 49.0% - Truro-Milbrook Wind LP
                                    25.0% - 3285142 Nova Scotia Limited
                                 67.0% - Truro-Milbrook Wind GP Ltd.
                                 75.0% - Pockwock Wind LP
                                    41.67% - 3285142 Nova Scotia Limited
                                 67.0% - Pockwock Wind GP Ltd.
                                 49.0% - Whynotts Wind LP
                                    16.67% - 3285142 Nova Scotia Limited

                                 67.0% - Whynotts Wind GP Ltd.
                            100.0% - PR Development GP Inc.
                            100.0% - PR Development Limited Partnership
                                100.0% - PR Ontario BESS GP Inc.
                                100.0% - Creekside BESS Limited Partnership
                                100.0% - Heartland BESS Limited Partnership
                                100.0% - Amprior BESS Limited Partnership
                        100.0% - Essex Storage GP Inc.
                     49.9% - Essex Storage Limited Partnership
                    100.0% - Sa K-ekone Solar GP Inc.
                     49.0% - Sa K-ekone Solar Limited Partnership
                        100.0% - Potentia Renewables Saskatchewan Limited Partnership
                        100.0% - Potentia Renewables Saskatchewan GP Inc.
                            100.0% - Southern Springs Solar GP Inc.
                            100.0% - Southern Springs Solar LP
                        100.0% - Potentia Renewables 18 GP Inc.
                        100.0% - Potentia Renewables 18 Limited Partnership
                            100.0% - BrightRoof IP Ltd.
                            100.0% - BrightRoof GP Inc.
                                99.0% - BrightRoof II GP Inc.
                            100.0% - BrightRoof Solar Limited Partnership
                                49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
                                    49.0% - JCM Solar G.P.1 Ltd.
                                    49.0% - Maxim Solar Power Corporation
                                    49.9% - Tenedors GP 1 Ltd.
                                    40.9% - GSC RP 1 LP
                                    49.9% - GSC RP 5 LP
                                    49.9% - GSC 6 LP
                        100.0% - Potentia Renewables 19 Inc.
                        100.0% - Potential Renewables 19 Limited Partnership
                            100.0% - Ernestown Holdings Inc.
                            100.0% - Ernestown Holdings Limited Partnership
                                44.99998% - Ernestown Windpark Limited Partnership
                                100.0% - Ernestown Windpark Inc.
                            100.0% - Maryvale Wind Inc.
                            100.0% - Maryvale Wind Limited Partnership
                            100.0% - Swift River Operations Limited
                            100.0% - Swift River Energy Limited
                            50.0001% - Swift River Limited Partnership

            100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp
                15.49% - Power Sustainable Energy Infrastructure US Fund I LP
                    100.0% - Potentia Renewables US Holdings LLC
                            100.0% - Musselshell Wind Holdings, LLC
                                100.0% - Musselshell Wind Project, LLC
                                100.0% - Musselshell Wind Project Two, LLC
                        95.0% - Potentia Stargell Holdco LLC
                            80.0% - Hyperion Holdco II, LLC
                                100.0% - IEP Tejas Verde, LLC
                            100.0% - Potentia US Battery Storage Holdings, LLC
                            100.0% - IEP Tejas Verde, LLC
                            100.0% - PR Damon, LLC
                        100.0% - PR Land Holdings, LLC
                            100.0% - PR Development LLC
                                100.0% - Banjo Solar Holdings Corp.
                                 49.0% - Kamaole Solar Holdings, LLC
                                    49.0% - Kamaole Solar, LLC
                            100.0% - PR Operating LLC
                                100.0% Potentia US Wind Fund 1, LLC
                                    95.00% - BSW US Holdings II, LLC
                                        100.0% Big Sky Wind, LLC
                                            100.0% - BSW DevCo, LLC
                            100.0% - Potentia US Solar Fund 3, LLC
                                50.0% - Desert Quartzite, LLC
                            100.0% - Potentia US Solar Fund 2, LLC
                                100.0% - CG Solar Blocker I LLC
                                    100.0% - CG Goldeney I, LLC
                                        100.0% - ConnectGen Goldfinger I LLC
                                            50.0% - Goldfinger Ventures LLC
                                                50.0% - 2019 SOL III LLC
                                                    50.0% - Windhub Solar A, LLC
                                                    50.0% - Sunshine Valley Solar, LLC
                                    100.0% - CG Solar Blocker II LLC
                                        100.0% - CG Goldeney II, LLC
                                            100.0% - ConnectGen Goldfinger II LLC
                                                50.0% - Goldfinger Ventures II, LLC
                                                    50.0% – 2019 SOL IV LLC

                                                        50.0% - Sun Streams LLC
                            100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
                                65.0% - Potentia MN Solar Fund I, LLC
                                    100.0% - Minnesota Solar CSG 1, LLC
                                    100.0% - Minnesota Solar CSG 4, LLC
                                    100.0% - Minnesota Solar CSG 8, LLC
                                    100.0% - Minnesota Solar CSG 9, LLC
                                    100.0% - Minnesota Solar CSG 19, LLC
                                    100.0% - Minnesota Solar CSG 21, LLC
                100.0% - Potentia Renewable Developments, LLC
            100.0% - Power Energy Corporation US
                100.0% - Nautilus Solar Energy, LLC
                    100.0% - Nautilus Solar Solutions, LLC
                    100.0% - Nautilus Community Solar, LLC
                    30.25% - Power Sustainable Energy Infrastructure US Fund II LP
                        100.0% - Nautilus US Power Holdco, LLC
                            100.0% - Nautilus Solar Landco, LLC
                            100.0% - Nautilus LNTP Holdco, LLC
                            100.0% - Nautilus OH Development, LLC
                            100.0% - Nautilus MI Development, LLC
                            100.0% - Nautilus NM Development, LLC
                            100.0% - Nautilus WI Development, LLC
                            100.0% - Luna Rossa Malone Solar, LLC
                            100.0% - Luna Rossa Schodack Solar, LLC
                            100.0% - Yellow 23 LLC
                            100.0% - Yellow 22 LLC
                            100.0% - Chesapeake NE91 Solar, LLC
                            100.0% - Churchville Solar, LLC
                            100.0% - Westminster Solar, LLC
                            100.0% - Jacob’s Place Solar LLC
                            100.0% - Enterprise Road Solar LLC
                            100.0% - Odyssey Alpine Road Solar, LLC
                            100.0% - Odyssey Granite City Solar, LLC
                            100.0% - Odyssey Sonora Solar, LLC
                            100.0% - Odyssey Sandoval Solar Phase 2, LLC
                            100.0% - Odyssey St. Jacob Solar, LLC
                            100.0% - Odyssey St. John Solar, LLC
                            100.0% - Odyssey Viola Solar, LLC
                            100.0% - Lincoln HE33 Solar, LLC

                            100.0% - Carya Solar, LLC
                            100.0% - Clover Solar, LLC
                            100.0% - Lantana Solar Project, LLC
                            100.0% - Sedum Solar, LLC
                            100.0% - Ironside Lily Creek Solar, LLC
                            100.0% - Nautilus Castle Solar, LLC
                            100.0% - Great Lakes Peck Road Solar, LLC
                            100.0% - Great Lakes Michigan Solar, LLC
                            100.0% - Great Lakes 72nd Street Solar, LLC
                            100.0% - Great Lakes Wisconsin Solar, LLC
                            100.0% - Great Lakes Ohio Solar, LLC
                            100.0% - West Deming Solar Project, LLC
                            100.0% - USS Sand Solar LLC
                            100.0% - USS Valley Solar LLC
                            100.0% - TPE IL WI202, LLC
                            100.0% - TPE IL WI158, LLC
                            100.0% - Gregg Road Solar, LLC
                            100.0% - IL Solar Minonk Project1, LLC
                            100.0% - IL Solar Minonk Project2, 100.0% - USS Chandler Solar LLC
                            100.0% - Nautilus Solar Devco Holdings, LLC
                             99.0% - Nautilus Solar Devco Parent, LLC (1% owned by Nautilus Solar Devco Holdings, LLC)
                        100.0% - Nautilus Solar Construction Holdco, LLC
                            100.0% - Nautilus Solar Construction Seller, LLC
                            100.0% - Barnes Road Solar, LLC
                            100.0% - Barnes Road Solar West, LLC
                            100.0% - VP Road Solar, LLC
                            100.0% - VP Road Solar South, LLC
                            100.0% - Wolcott Hill Road Solar LLC
                            100.0% - Falcon Sheesley Solar, LLC
                            100.0% - St Lawrence County NY S2 LLC
                            100.0% - Moro Altamont Solar, LLC
                            100.0% - Luna Rossa Champlain Solar, LLC
                            100.0% - BD Solar Norridgewock LLC
                            100.0% - Spirit Presque Isle 1 Solar, LLC
                            100.0% - Spirit Presque Isle 2 Solar, LLC
                            100.0% - CGA Solar, LLC
                            100.0% - Chesapeake KE73 Solar, LLC
                            100.0% - Chesapeake SU94 Solar, LLC
                            100.0% - Chesapeake SU113 Solar, LLC

                            100.0% - Chesapeake SU163 Solar, LLC
                            100.0% - Chesapeake SU165 Solar, LLC
                            100.0% - Renew Solar RI Exeter Mail LLC
                            100.0% - Renew Solar RI Exeter Ten LLC
                            100.0% - Islander Solar, LLC
                            100.0% - Goose Haven Solar LLC
                            100.0% - Little Valentine Solar LLC
                            100.0% - Livingston Crossing Solar LLC
                            100.0% - Chesapeake Energy One, LLC
                            100.0% - Carroll County MD Solar, LLC
                            100.0% - Lincoln LI18 Solar, LLC
                            100.0% - Lincoln LI77 Solar, LLC
                            100.0% - Leeds Route 106 Solar LLC
                            100.0% - Gowans Road Solar LLC
                            100.0% - Maverick One, LLC
                            100.0% - Lincoln KA04 Solar, LLC
                    100.0% - Nautilus Solar Operations, LLC
                     99.0% - Nautilus Solar Opco Parent, LLC (1% owned by Nautilus Solar Operations, LLC)
                        100.0% - Nautilus Solar Term Holdco, LLC
                    100.0% - Nautilus Class B Member 2024, LLC
                    100.0% - Nautilus Owner 2024, LLC
                    100.0% - Nautilus FPF Sponsor Member, LLC [100.0% of Class B Membership Interests]
                    100.0% - Nautilus FPF Member, LLC
                    100.0% - BD Solar Limestone LLC
                    100.0% - BD Solar Masardis LLC
                    100.0% - BD Solar Nicolin LLC
                        100.0% Nautilus Issuer 2022 Holdco, LLC
                            100.0% - Nautilus Issuer 2022, LLC
                                100.0% - Nautilus Sponsor Member 2022, LLC
                                     100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
                                        100.0% - Tiffany Energy LLC
                                        100.0% - NSE AT01, LLC
                                        100.0% - NSE FA01 LLC
                                        100.0% - Washington WS03, LLC
                                        100.0% - Sturgeon Solar Gray, LLC
                                        100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
                                        100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)

                                        100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
                                        100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
                                        100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
                                        100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
                                        100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
                                        100.0% - Wells Solar LLC
                                        100.0% - Fryeburg Solar, LLC
                                100.0% - VH Holdco I, LLC
                                    100.0% - VH WB Holdco, LLC
                                        100.0% - VH West Brookfield, LLC
                                100.0% - NSE Kam MM Holdco, LLC
                                    100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
                                        100.0% - Lindstrom Solar LLC
                                        100.0% - Saint Cloud Solar LLC
                                        100.0% - Winsted Solar LLC
                                100.0% - NSE Goat Island MM Holdco, LLC
                                    100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
                                        100.0% - Nautilus Goat Island Solar, LLC
                                100.0% - Nautilus Hopkins Hill MM Holdco, LLC
                                    100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
                                    100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
                                        100.0% - TPE Hopkins Solar Holdings1, LLC
                                100.0% - Nautilus Mayflower Holdco, LLC
                                    100.0% - FFP Fund II Member1, LLC
                                        100.0% - FFP Fund II Partnership1, LLC
                                            100.0% - Hollygrove Solar, LLC
                                            100.0% - Howland Solar, LLC
                                            100.0% - Pearl Solar, LLC
                                            100.0% - Pearl Solar II, LLC
                                            100.0% - FFP NY Schagticoke Project1, LLC
                                            100.0% - FFP NY Schenectady Project1, LLC
                                            100.0% - FFP NY Watertown Project1, LLC

                                            100.0% - FFP NY Guilderland Project1, LLC
                                            100.0% - Aegis Solar, LLC
                                        100.0% - FFP Fund II Partnership2, LLC
                                            100.0% - FFP Bethlehem Project1, LLC
                                            100.0% - FFP BTC2 Project LLC
                                            100.0% - Strauss Solar, LLC
                                            100.0% - Dover Solar, LLC
                                            100.0% - Ellsworth Solar, LLC
                                            100.0% - Ellsworth Solar II, LLC
                                            100.0% - Frog Hollow Solar, LLC
                                            100.0% - Howell Solar, LLC
                                            100.0% - FFP Owings Mills Project1 LLC
                                            100.0% - FFP MD Snow Hill Project1 LLC
                                            100.0% - FFP MD PGC18 Project, LLC
                                            100.0% - FFP MD Solar Holdings, LLC
                            100.0% - Nautilus Holdco I, LLC
                                100.0% - NS Belle Mead, LLC
                                100.0% - NSE Barnstable HS Solar LLC
                                100.0% - NSE Duxbury Solar LLC
                                100.0% - NSE Solar #1032 LLC
                                100.0% - NSE Cape Cod Solar IV LLC
                                100.0% - NSE Mattacheese Solar LLC
                                100.0% - NSE Wixon Solar LLC
                                100.0% - Red Wing Solar 15 LLC
                                100.0% - Red Wing Solar 20 LLC
                                100.0% - SolarClub23 LLC
                                100.0% - Red Wing Solar 28, LLC
                                100.0% - SolarClub 35 LLC
                                100.0% - Vestal PS2 Solar, LLC
                                100.0% - Vestal PS14 Solar, LLC
                                100.0% - Vestal PS15 Solar, LLC
                                100.0% - Sturgeon Town House Solar, LLC
                        100.0% Nautilus Sponsor Member 2021 LLC
                            100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC
                                100.0% - Nautilus Owner 2021 (King) LLC
                                100.0% - Nautilus Sponsor Member, 2020 LLC
                                    40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC

                            100.0% - NSE Camber Solar PS13 LLC
                            100.0% - NSE Camber Solar PS12, LLC
                            100.0% - NSE Camber Solar PS11 LLC
                            100.0% - NSE Camber Solar PS6 LLC
                            100.0% - NSE Camber Solar PS5 LLC
                            100.0% - NSE Camber BH CSG2, LLC
                            100.0% - Mtn Solar 6 LLC
                            100.0% - NSE CroakerRenewables Inc.
                            100.0% - Bright Hill Solar LLC
                            100.0% - Bright Field Solar LLC
                            100.0% - River Valley Solar LLC
                            100.0% - Renew Solar RI Exeter Ten LLC
                            100.0%- Norridgewock Martin Stream Solar LLC
                            100.0% - Nautilus Solar Term Holdco LLC
                                100.0% - Nautilus FPF Sponsor Member, LLC
                                100.0% - Nautilus FPF Member, LLC
                            100.0% - Nautilus Lion Sponsor Member , LLC    100.0% - Nautilus Lion Member, LLC
                                100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
                                100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)
                                100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
                                100.0% - Meeting House Solar LLC
                                100.0% - SolarClub 10 LLC
                                100.0% - Bear One, LLC
                                100.0% - Sabattus SB01, LLC
                                100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
                                100.0% - Vestal PS9 Solar, LLC
                                100.0% - Vestal PS10 Solar, LLC
                                100.0% - Sanford Solar, LLC
                            100.0% - Hanover Pike Solar, LLC
                            100.0% - VH Lordsburg Holdco, LLC
                                100.0% - Nautilus Solar Lordsburg, LLC
                            100.0% – VH Salem Holdco, LLC
                                100.0% - NS Salem Community College, LLC
                            100.0% - VH Kilroy Holdco, LLC
                                100.0% - VH Kilroy Solar, LLC
                            100.0% - VH BHA Holdco, LLC
                                100.0% - GES Megafourteen LLC
                            100.0% - Nautilus Atlantis II MM Holdco, LLC
                                100.0% - Nautilus Atlantis II Lessee Holdco, LLC

                                100.0% - Nautilus Atlantis II Lessor Holdco, LLC
                                    100.0% - Mustang One, LLC
                                    100.0% - Lion One, LLC
                                    100.0% - Ten Oaks Solar LLC
                                    100.0% - Red Wing Solar 30, LLC
                                    100.0% - Parker Place Solar LLC
                                    100.0% - Peterboro Road Solar, LLC
                                    100.0% - Casco Brewer Solar, LLC
                                    100.0% - Sturgeon Ryan Ranch Solar, LLC
                                    100.0% - Beech Road Solar, LLC
                                    100.0% - Comfort Solar, LLC
                                    100,0% - BD Solar Rangeley LLC
                                    100.0% - BD Solar North Anson LLC
                                    100.0% - Norridgewock Martin Stream Solar LLC
            49.62% - LMPG Inc.
                100.0% - Lumenpulse Lighting Corp.
                    100.0% - Sternberg Lanterns, Inc.
                    100.0% - Architectural LW Holdings, LLC
                        100.0% Palo Alto Lighting, LLC
                            100.0% Architectural Lighting Works, S.de R.L. de C.V.
                    100.0% - LMPG Holdings Inc.
                        80.0% Vode Lighting, LLC
                100.0% - Exenia s.r.l.
                 80.0% - CD/M2 Lightworks Corp
                 80.0% - Pa-Co Lighting Inc.
                100.0% - Lumca Inc.
                100.0% - Toronto Lightworks Inc.
                100.0% - Lumenpulse UK Limited
                    100.0% - Lumenpulse Alphaled Limited
            34.10% - The Lion Electric Company

G. Other PFC Companies

Power Financial Corporation
    100.0% - 4400003 Canada Inc.
    100.0% - 3411893 Canada Inc.
    100.0% - 3439453 Canada Inc.
    100.0% - 11249207 Canada Inc.
     0.85% - Clark Holding SE

     0.83% - Koho Financial Inc. (0.87% fully diluted)
     0.74% - Wealthsimple Financial Corp (0.64% equity)
.    100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
        57.36% - Wealthsimple Financial Corp. (52.48% equity)
            100.0% - Wealthsimple Inc.
            100.0% - Wealthsimple Advisor Services Inc.
            100.0% - Wealthsimple Investments Inc.
            100.0% - Wealthsimple Technologies Inc.
                100.0% - Wealthsimple US, Ltd.
                100.0% - Wealthsimple Technologies (Alberta) Inc.
                100.0% - 15711088 Canada Inc. (inactive)
            100.0% - Wealthsimple UK Ltd.(in liquidation)
            100.0% - SimpleTax Software Inc.
            100.0% - Wealthsimple Payments Inc
            100.0% - Wealthsimple Media Inc.
            100.0% - Wealthsimple Mortgage Services Inc.
            100.0% - Wealthsimple Labs Inc.
            100.0% - Wealthsimple Funds Holdco Inc.
                100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
                    100.0% Wealthsimple Private Credit Fund 1 LP
                100.0% - Wealthsimple Private Credit Fund 1 Sub GP Inc.
                    100.0% Wealthsimple Private Credit Fund 1 Sub LP
        100.0% - Springboard II LP
            3.95% - Koho Financial Inc.

H.    Sagard Holdings & Portag3

Power Corporation of Canada
        100.0% - Power Financial Corporation
            68.174% - Great-West Lifeco Inc. (65% in voting)
                13.63% - Sagard Holdings Management Inc. (12.25% equity)
        100.0% - Sagard Holdings Participation Inc.
            100.0% - Sagard Holdings Inc.
                54.79% - Sagard Holdings Management Inc. (49.26% equity)
                    100.0% - Everwest Holdings Inc.
                        100.0% - EverWest Property Services, LLC
                        100.0% - EverWest Advisors LLC
                            100.0% - EW Manager, LLC
                        100.0% - EverWest Real Estate Investors, LLC

                            100.0% - EW Equity Plan, LLC
                    100.0% - Sagard Holdings Management Corp.
                         38.0% - Performance Equity Associates, LLC
                            100.0% - Performance Equity Management, LLC
                         40.0% - HalseyPoint Holdco, LLC
                            100.0% - HalseyPoint Asset Management, LLC
                        100.0% - Sagard Holdings Service Corp.
                        100.0% - Sagard Holdings Manager (US) LLC
                        100.0% - Sagard Senior Lending Partners Offshore GP LLC
                            100.0% - Sagard Senior Lending Partners Offshore LP
                            100.0% - Sagard Senior Lending Partners Holdings II LP
                        100.0% - Sagard Senior Lending Partners Offshore-U GP LLC
                            100.0% - Sagard Senior Lending Partners Offshore-U LP
                            100.0% - Sagard Senior Lending Partners Holdings II-U LP
                                100.0% - Sagard Senior Lending Partners Holdings II-U SPV
                                100.0% - Sagard Senior Lending Partners Holdings LLC
                        100.0% - Sagard Senior Lending Partners
                        100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
                        100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC
                    100.0% - Sagard Senior Lending Partners-U GP Inc.
                        100.0% - Sagard Senior Lending Partners Holdings I-U LP
                        100.0% - Sagard Senior Lending Partners-U LP
                        100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
                            100.0% - Sagard Senior Lending Partners Holdings-U LP
                        100.0% - Sagard Senior Lending Partners RN-U LP
                    100.0% - Sagard UK Management Ltd.
                    100.0% - Sagard Holdings Manager GP Inc.
                        100.0% - Sagard Holdings Manager LP
                        100.0% - Sagard Holdings Wealth LP
                            60.31% - Grayhawk Wealth Holdings Inc. (56.99% fully diluted equity)
                            100.0% - Grayhawk Investment Strategies Inc.
                            100.0% - Grayhawk Wealth US Inc.
                        100.0% - Sagard Foundry Participation LP
                        100.0% - P3 Ventures Participation LP
                        100.0% - SHRP Participation LP
                        100.0% - Sagard Partner Pool LP
                        100.0% - Sagard Europe Participation LP
                        100.0% - P3 Ventures 2021 Participation LP
                        100.0% - Portage Capital Solutions Carried Interest LP
                        100.0% - Portage Web3 Fund I Carried Interest LP

                    100.0% - Sagard S.A.S.
                    100.0% - Sagard Holdings Manager (Canada) Inc.
                    100.0% - Sagard (MENA) Ltd
                    100.0% - Sagard Credit Partners GP, Inc.
                        100.0% - Sagard Credit Partners, LP
                    100.0% - Sagard Credit Partners II GP, Inc.
                        100.0% - Sagard Credit Partners II, LP
                        100.0% - Sagard Credit Partners II Carried Interest, LP
                    100.0% - Sagard Credit Partners (Cayman) GP, Inc.
                        100.0% - Sagard Credit Partners (Cayman), LP
                        100.0% - Sagard Credit Partners (Lone Star), LP
                    100.0% - Sagard Credit Partners II (Cayman) GP, LLC
                        100.0% - Sagard Credit Partners II (Cayman), LP
                        100.0% - Sagard Credit Partners II (US Investments), LP
                    100.0% - Sagard Credit Partners II SPV I GP, Inc.
                        100.0%- Sagard Credit Partners II SPV I, LP
                    100.0% - Sagard Credit Partners Carried Interest GP Inc.
                        100.0% - Sagard Credit Partners Carried Interest LP
                    100.0% - Sagard Private Credit GP Inc.
                        100.0% - Sagard Private Credit LP
                        100.0% - Sagard Private Credit Reverse Hybrid 1 LP
                        100.0% - Sagard Private Credit Reverse Hybrid 2 LP
                    100.0% - Sagard Private Credit Financing SPV I GP Inc.
                        100.0% - Sagard Private Credit Financing SPV 1 LP
                        100.0% - Sagard Private Credit Financing SPV 2 LP
                    100.0% - GL Ontario GP Inc.
                        100.0% - Great Lakes Ontario LP
                    100.0% - Sagard Private Equity Strategies GP Inc.
                        100.0% - Sagard Private Equity Strategies LP
                    100.0% -     Sagard Healthcare Royalty Partners GP LLC
                        100.0% - Sagard Healthcare Royalty Partners, LP
                        100.0% - Sagard Healthcare Partners (Delaware) LP
                            100.0% Sagard Healthcare Partners Funding SPE 1, LLC
                                100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
                                100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
                        100.0% - Sagard Healthcare Partners (Delaware) II LP
                        100.0% - Sagard Healthcare Partners (P-1) LP
                            100.0% - Sagard Healthcare Partners (US Blocker-1) LLC
                            100.0% - Sagard Healthcare Partners (US Blocker-2) LLC
                        100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP

                        100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
                        100.0% - Sagard Healthcare Partners (892 Feeder), LP
                        100.0% - Sagard Healthcare Partners (892) Holdings, LP
                        100.0% - Sagard Healthcare Partners Holdings, LP
                    100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
                        100.0% - Sagard Healthcare Partners (AIV-1) LP
                    100.0% - Sagard Healthcare Partners (Europe) GP Limited
                        100.0% - Sagard Healthcare Partners (Europe) ILP
                    100.0% - Portag3 Ventures GP Inc.
                        100.0% - Portag3 Ventures Participation ULC
                        100.0% - Portag3 Ventures Participation Inc.
                        100.0% - Portag3 Ventures Participation US LP
                        100.0% - Portag3 Ventures II Affiliates GP Inc.
                            100.0% - Portag3 Ventures II Affiliates LP
                        100.0% - Portag3 Ventures LP
                            100.0% - Portag3 International Investments Inc.
                                1.03% - Albert Corporation
                                0.46% - Clark (FL Fintech E GmbH)
                            12.24% - Borrowell Inc.
                            35.17% - Diagram Ventures Limited Partnership
                             0.56% - Nesto Inc.
                    100.0% - Portag3 Ventures II GP Inc.
                        100.0% - Portage3 Ventures II LP
                        100.0% - Portag3 Ventures II Investments LP
                            100.0% - Portag3 Ventures II International Investments Inc.
                            12.20% - Albert Corporation
                             15.24% - Koho Financial Inc.
                            10.61% - Clark
                            12.52% - Socotra Inc.
                            17.09% - Fondeadora Inc.
                            11.89% - AlpacaDB, Inc.
                            21.17% - Pledg SAS
                            17.02% - Rose Technology Incorporated
                            15.80% - AtomicFI, Inc.
                            18.65% - Choosing Therapy Inc.
                            32.88% - Springboard III LP (Diagram Ventures Limited Partnership)
                            63.63% - Diagram Ventures II Limited Partnership
                            16.31% - Conquest Planning Inc.
                             9.12% - integrate AI Inc.
                            14.15% - Boosted.ai

                            10.72% - Hellas Direct
                             1.97% - Tallied Technologies Inc. (Founders Shares)
                             1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
                             2.02% - 12835347 Canada Inc (Helika) (Founders Shares)
                             1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
                             1.98% - Choir Technologies Inc. (Founders Shares)
                             1.29% - ClearEstate (Founders shares)
                             2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
                             5.74% - Novisto Inc (plus Founders shares)
                             3.78% - Pillar (Founders shares)
                            14.81% - Retirable, Inc (plus Founders shares)
                             1.62% - Skylight (Founders shares)
                             2.96% - Synctera Inc (plus Founders shares)
                             1.59% - Trice Technologies Inc (Founders Shares)
                             4.02% - Wingo Technologies Inc (Founders shares)
                    100.0% - Portag3 Ventures II International LP
                        100.0% - Portag3 Ventures II International (FI) LP
                        100.0% - Portag3 Ventures II Carried Interest LP
                        100.0% - Portag3 Ventures II Carried Interest US LP
                        100.0% - Portag3 Ventures II LP
                    100.0% - Portage Ventures III GP Inc.
                        100.0% - Portage Ventures III Carried Interest LP
                        100.0% - Portage Ventures III LP
                        100.0% - Portage Ventures III International LP
                        100.0% - Portage Ventures III Investments LP
                            11.25% - 12835304 Canada Inc. (Conduit)
                            10.94% - Covey IO Corp.
                            12.30% - Croissant Pay, Inc.
                            11.99% - GuarantR, Inc.
                            11.88% - KikOff Inc.
                            13.43% - Kontempo Holdings Limited
                            14.10% - LeapXpert Group
                            12.53% - Nesto Inc.
                             8.97% - HeyMirza Ltd.
                            11.47% - Loanstreet Inc.
                            19.20% - Wealthier Pty Ltd.(Pearler)
                            11.21% - Modular Technologies OÜ (Tumm)
                            18.18% - Tallied Technologies Inc.
                            10.28% - Angle Health, Inc.
                            31.16% - Notch Ordering Inc.

                            15.62% - Oat Financial, Inc.
                            10.52% - QUIN Technologies GmbH
                            12.48% - Mooncard
                            10.01% - Liquidity, Inc.
                            16.78% - Conduit Blockchain Technologies, Inc.
                            15.53% - Benepass, Inc.
                            17.67% - Brella Insurance Inc.
                            10.87% - Cover Tree Inc.
                            10.01% - Midas Technology Corp.
                             22.0% - Zeal (Puzzi Group Inc.)
                            10.11% - Zilo Technology Limited
                            11.28% - Haruko Limited
                            100.0% - Portage Ventures III BI LLC
                                14.47% - Valstro Holdings, LLC
                            15.31% - Faye
                        100.0% - Portage Ventures III Access Fund LP
                    100.0% - Portage Ventures IV GP Inc.
                        100.0%- PVBCI LP
                        100.0% - Portage Ventures IV Carried Interest LP
                        100.0% - Portage Ventures IV LP
                        100.0% - Portage Ventures IV International LP
                        100.0% - Portage Ventures IV Investments LP
                            11.25% - Formance, Inc.
                            16.67% - Seed Investor Holdings, Inc.
                    100.0% - PFTA I GP Inc.
                        100.0% - PFTA I LP
                        100.0% - Sagard PFTA Agregator LP
                     50.0% - Diagram Ventures GP Inc.
                        100.0% - Diagram Ventures, LP
                             5.75% - Nesto
                            16.21% - Retirable
                             6.63% - Novisto
                         50.0% - Diagram Ventures II GP Inc.
                        100.0% - Diagram Ventures II LP
                             6.63% - Novisto
                             4.84% - Synctera
                            11.70% - Baselane
                             9.71% - ClearEstate
                            12.74% - Conduit
                            11.75% - Tallied

                            11.35% - Helika
                            12.47% - Obeo
                            14.00% - Trice
                    50.0% - Diagram Ventures III GP Inc.
                        100.0% - Diagram Ventures III LP
                            14.00% - Trice
                            9.96% - Choir
                            14.59% - Katara AI (ex-Cortex)
                            16.79% - Axle Automation (ex-Hikari)
                            9.62% - Landjourney
                            18.81% - LoadLogic (ex-Freighstream)
                            3.63% - Walnut
                            20.23% - Policybook
                            10.17% - Coral
                        100.0% - Diagram Ventures III Carried Interest L.P.
                    50.0% - Diagram Opportunity GP Inc.
                        100.0% - Diagram Opportunity Fund Carried Interest LP
                        100.0% - Diagram Opportunity Fund I LP
                            8.46% - Synctera
                            0.90% - Albert
                            5.50% - Novisto
                            3.31% - Baselane
                            8.47% - ClearEstate
                            4.94% - Nesto
                            0.50% - Alpaca
                            0.10% - Wealthsimple
                        100.0% - Diagram SPV 5-24 LP
                            2.54% - Nesto
                    50.0% - Diagram ClimateTech GP Inc.
                        100.0% - Diagram ClimateTech Carried Interest L.P.
                            22.56% - Relion
                        100.0% - Diagram ClimateTech Fund L.P.
                            22.56% - Relion
                            17.86% - Lyteflo
                             1.80% - veritree
                             6.64% - Skyward
                    49.0% – Diagram Corporation (75.0% equity)
                    100.0% - Springboard III GP Inc.
                        100.0% - Springboard III LP
                    100.0% - Sagard Holdings GP, Inc.

                        100.0% - Sagard Holdings, L.P.
                            96.0% - 1069759 B.C. Unlimited Liability Company
                                91.6% - Integrated Fertility Holding, LLC
                    100.0% - Spadina GP Inc.
                        100.0% - Spadina Participation LP
                        100.0% - Spadina LP
                            3.82% - Wealthsimple Financial Corp. (3.30% equity)
                    100.0% - Sagard PE Canada GP Inc.
                        100.0% - Sagard Private Equity Canada LP
                            100.0% SPEC CL GP Inc.
                                51.25% SPEC CL Co-Invest LP
                                50.3433% - Courchesne, Larose Holding Inc.
                                    100.0% - Courchesne, Larose, Limitee
                            59.0% - SPEC Walter GP Inc.
                                100.0% - SPEC Walter LP
                                    38.71% - Groupe Lou-Tec Inc.
                                        100.0% Acces Location D’Equipements Inc.
                                        100.0% - Locations SSJ Inc.
                                        100.0% - MKS Equipements Inc.
                                        100.0% - Torcan Lift Equipment Ltd.
                            100.0% - SPEC NG Holding Inc.
                                31.24% - Norbec Group Inc.
                    36.7% - Sagard USRE Inc.
                    50.0% - Outremont Technologies Inc. (41.75% economic shares)
                        100.0% - Outremont Technologies Manager Ltd.
                        100.0% - Outremont Technologies GP Ltd.
                    100.0% - Sagard Senior Lending Partners GP Inc.
                        100.0% - Sagard Senior Lending Partners LP
                        100.0% - Sagard Senior Lending Partners Holdings GP Inc.
                            100.0% - Sagard Senior Lending Partners Holdings LP
                        100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
                        100.0% - Sagard Senior Lending Partners Carried Interest LP
                        100.0% - Sagard Senior Lending Partners Carried Interest-U LP
                    100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
                        100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP
                        100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
    100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.

                    100.0% - Portage Capital Solutions GP Inc.
                        100.0% - Portage Capital Solutions Fund I LP
                            14.77% - P97 Holdings, Inc.
                            16.23% - Theta Ray Ltd.
                        100.0% - Portage Capital Solutions Canada Fund I LP
                        100.0% - Portage Capital Solutions US Fund I LP
                        100.0% - Portage Capital Solutions International Fund I LP
                    100.0% - Portage Web3 I GP Inc.
                        100.0% - Portage Web3 Feeder Fund I LP
                        100.0% - Portage Web3 Master Fund I LP
                            100.0% - Portage Web3 Blocker Inc.
                    100.0% - PCS Arglass Co-Invest GP inc.
                        100.0% - PCS Arglass Co-Invest LP
                    100.0% - Mowat GP inc.
                        100.0% - Mowat Participation LP
                        100.0% Mowat LP
                            3.76% Koho Financial Inc.
             100.0% - Sagard USPF Inc.
        63.3% - Sagard USRE Inc.
                62.5% - Sagard-HalseyPoint CLO 8, Ltd.
          4.0% - 1069759 B.C. Unlimited Liability Company

ITEM 30. INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Connecticut, being the state of organization of Empower, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of Empower’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(2).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)    Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) is the principal underwriter.
EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).
EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.
 (b)    Directors and Officers of EFSI:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Carol Waddell	Chairman, President and Chief Executive Officer
Stephen E. Jenks	Director and Executive Vice President
Richard H. Linton, Jr.	Director and Executive Vice President
John Christolini	Chief Compliance Officer
Casey Craig	Senior Vice President
Daniel A. Morrison	Senior Vice President
Joseph M. Smolen	Senior Vice President
Robert Ettinger	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan	Assistant General Counsel
Palak Patel	Secretary
Alyssa Melton	Assistant Secretary
Shannon Cochran	Compliance Officer
Stephanie Barres	Compliance Officer
Brockett Hudson	Assistant Secretary
Barbara Upton	Compliance Officer
*    The address of each Officer named is 8515 Orchard Street, Greenwood Village, CO 80111, unless otherwise noted above.
(c)    Commissions received by Prudential Investment Management Services LLC (“PIMS”) and EFSI for the dates noted below with respect to the Empower Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS or EFSI during the last fiscal year with respect to the Empower Retirement Security Annuity I or the Empower Retirement Security Annuity VIII.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services LLC (1/1/24 - 3/14/24)	$9,793	$-0-	$-0-	$-0-
Empower Financial Services, Inc. (3/15/24 - 12/31/24)	$-0-	$-0-	$-0-	$-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Empower at the following addresses:
Empower
8515 E. Orchard Rd. 4T2
Greenwood Village, CO. 80111

Empower Annuity Insurance Company
280 Trumbull Street
Hartford, CT 06103
The Prudential Insurance Company of America and PGIM, Inc.,
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
Gateway Buildings Two, Three and Four
100 Mulberry Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
ITEM 33. MANAGEMENT SERVICES
Summary of the substantive provisions of any management-related services contract not discussed in Part A or Part B of the Registration Statement—Not Applicable.

ITEM 34. FEE REPRESENTATION
Empower Annuity Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on this 14th day of April, 2025.

EAIC VARIABLE CONTRACT ACCOUNT A (Registrant)

By:	/s/ Andrew Corwin
Andrew Corwin Vice President Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
(Depositor)

By:	/s/ Andrew Corwin
Andrew Corwin Vice President Empower Annuity Insurance Company
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature and Title
*
Jonathan Kreider
Director
*
Mary Maiers
Director
*
Tina M. Wilson
Director
*
Harry Dalessio
Director
*
Kara Roe
Chief Financial Officer and Controller
*
Christine Moritz
President and Chief Executive Officer
*
Richard H. Linton, Jr.
Director

Signature and Title

*By:	/s/ Olga Zhivnitskaya
Olga Zhivnitskaya
(Attorney-In-Fact)

EXHIBIT INDEX

Exhibit	Description

(h)(8)	Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Empower Annuity Insurance Company.
(k)	Consent and Opinion of Olga Zhivnitskaya, Counsel, as to the legality of the securities being registered.
(l)	Written consent of Deloitte & Touche LLP.
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.